FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-184376-02

February 19, 2013

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$1,494,076,230

(Approximate Total Mortgage Pool Balance)

$907,853,000

(Approximate Offered Certificates)

COMM 2013-CCRE6

Deutsche Mortgage & Asset Receiving Corporation
Depositor

German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.	J.P. Morgan	KeyBanc Capital Markets

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE6 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated February 19, 2013, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):
Joint Bookrunner & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,494,076,230
Managers:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	48
Co-Managers:	CastleOak Securities, L.P.	Number of Mortgaged Properties:	80
	J.P. Morgan Securities LLC	Average Mortgage Loan Cut-off Date Balance:	$31,126,588
	KeyBanc Capital Markets Inc.	Average Mortgaged Property Cut-off Date Balance:	$18,675,953
Mortgage Loan Sellers:	German American Capital Corporation* (“GACC”)	Weighted Avg Mortgage Loan U/W NCF DSCR:	2.17x
	(55.1%), Cantor Commercial Real Estate Lending,	Range of Mortgage Loan U/W NCF DSCR:	1.23x – 4.02x
	L.P. (“CCRE”) (44.9%)	Weighted Avg Mortgage Loan Cut-off Date LTV:	58.3%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Range of Mortgage Loan Cut-off Date LTV:	42.1% – 75.0%
Master Servicer:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan Maturity Date or ARD LTV:	51.1%
Operating Advisor:	Park Bridge Lender Services LLC	Range of Mortgage Loan Maturity Date or ARD LTV:	0.3% – 64.3%
Special Servicer:	Wells Fargo Bank, National Association	Weighted Avg U/W NOI Debt Yield:	12.1%
Certificate Administrator:	Deutsche Bank Trust Company Americas	Range of U/W NOI Debt Yield:	8.5% – 23.2%
Trustee:	U.S. Bank, National Association	Weighted Avg Mortgage Loan
Rating Agencies:	DBRS, Inc., Kroll Bond Rating Agency, Inc., Moody’s	Original Term to Maturity (months)(2):	106
	Investors Service, Inc.	Weighted Avg Mortgage Loan
Determination Date:	The 6th day of each month, or if such 6th day is not a	Remaining Term to Maturity (months)(2):	104
	business day, the following business day,	Weighted Avg Mortgage Loan Seasoning (months):	2
	commencing in April 2013.	% Mortgage Loans with Amortization for Full Term(3):	54.7%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans which Fully Amortize during the loan Term:	0.2%
	each month, commencing April 2013.	% Mortgage Loans with Partial Interest Only:	17.7%
Cut-off Date:	Payment Date in March 2013 (or related origination	% Mortgage Loans with Full Interest Only(4):	27.5%
	date, if later). Unless otherwise noted, all Mortgage	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	71.0%
	Loan statistics are based on balances as of the Cut-	% Mortgage Loans with Upfront or
	off Date.	Ongoing Replacement Reserves(5):	67.1%
Settlement Date:	On or about March 7, 2013	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	25.4%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	80.7%
	with accrued interest.	% Mortgage Loans with Upfront Engineering Reserves:	38.5%
ERISA Eligible:	All of the Offered Certificates are expected to be	% Mortgage Loans with Upfront or Ongoing Other Reserves:	41.5%
	ERISA eligible.
(1)    With respect to the Larkspur Landing Hotel Portfolio loan, the Moffett Towers loan and the 540 West Madison Street loan, LTV, DSCR and Debt Yield calculations include all related pari passu companion loans. With respect to the Rochester Hotel Portfolio loan, LTV, DSCR and Debt Yield calculations do not include the RP Non-Pooled Component.
(2)    For the ARD loan, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
(3)    Amortizing through the maturity date.
(4)    Interest only through the maturity date.
(5)    Includes FF&E Reserves.
(6)    Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

SMMEA Eligible:	None of the Offered Certificates will be SMMEA
	eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	March 2046
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE6 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels(6)	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	AAA(sf) / AAA(sf) / Aaa(sf)	$80,554,000	30.000%	2.65	1 - 58	40.8%	17.3%
Class A-2	AAA(sf) / AAA(sf) / Aaa(sf)	$336,574,000	30.000%	4.87	58 - 59	40.8%	17.3%
Class A-SB	AAA(sf) / AAA(sf) / Aaa(sf)	$92,228,000	30.000%	7.46	59 - 117	40.8%	17.3%
Class A-4	AAA(sf) / AAA(sf) / Aaa(sf)	$398,497,000	30.000%	9.84	117 - 119	40.8%	17.3%
Class X-A(7)	AAA(sf) / AAA(sf) / Aaa(sf)	$1,189,658,000(8)	N/A	N/A	N/A	N/A	N/A

NON-OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-3FL(9)	AAA(sf) / AAA(sf) / Aaa(sf)	$138,000,000	30.000%	9.76	117 - 117	40.8%	17.3%
Class A-3FX(9)	AAA(sf) / AAA(sf) / Aaa(sf)	$0	30.000%	9.76	117 - 117	40.8%	17.3%
Class X–B(7)	AAA(sf) / AAA(sf) / A2(sf)	$143,805,000(8)	N/A	N/A	N/A	N/A	N/A
Class A–M(10)	AAA(sf) / AAA(sf) / Aaa(sf)	$143,805,000(11)	20.375%	9.93	119 - 119	46.4%	15.2%
Class B(10)	AA(sf) / AA(sf) / Aa3(sf)	$89,644,000(11)	14.375%	9.93	119 - 119	49.9%	14.1%
Class PEZ(10)	A(sf) / A(sf) / A1(sf)	$287,610,000(11)	10.750%	9.93	119 - 119	52.0%	13.6%
Class C(10)	A(sf) / A(sf) / A3(sf)	$54,161,000(11)	10.750%	9.93	119 - 119	52.0%	13.6%
Class D	BBB(low)(sf) / BBB(sf) / Baa3(sf)	$63,498,000	6.500%	9.93	119 - 119	54.5%	12.9%
Class E	BB(sf) / BBB-(sf) / Ba2(sf)	$26,146,000	4.750%	9.93	119 - 119	55.5%	12.7%
Class F	B(sf) / B(sf) / B2(sf)	$26,146,000	3.000%	9.93	119 - 119	56.6%	12.5%
Class G	NR / NR / NR	$44,823,230	0.000%	9.96	119 - 120	58.3%	12.1%
Class RP(12)	NR / NR / NR	$9,987,055	N/A	4.79	1 - 59	N/A	N/A
(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A-4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates and the Class A-3 regular interest will equal one of the following per annum rates: (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (other than the RP Non-Pooled Component) (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a certificate balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that the mortgage loan with an anticipated repayment date is repaid on its anticipated repayment date.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A–3FL and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB, Class A–3FL and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A–3FL and Class A-4 Certificates are represented in the aggregate. The initial subordination levels for the Class C and Class PEZ Certificates are equal to the subordination level of the underlying Class C trust component which will have an initial outstanding balance on the Settlement Date of $54,161,000.

(7)
The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB and Class A-4, the Class A-3 regular interest and the Class A–M trust component outstanding (based on their Certificate Balances), as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the weighted average pass–through rates of the Class B and Class C trust components, as further described in the Free Writing Prospectus (based on their Certificate Balances).

(8)
The Class X–A and Class X–B Certificates (the “Class X Certificates”) will not have a Certificate Balance.  Neither the Class X–A nor Class X–B Certificates will be entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB and Class A–4 Certificates, the Class A-3 regular interest and the Class A–M trust

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE6 Mortgage Trust

SUMMARY OF THE CERTIFICATES

component outstanding. The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class B and Class C trust components.

(9)
All or a portion of the Class A-3FL Certificates may be exchanged for Class A-3FX Certificates. The aggregate Certificate Balance of the Class A-3FL Certificates and Class A-3FX Certificates will at all times equal the certificate balance of the Class A-3 regular interest.

(10)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(11)
On the Settlement Date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the Settlement Date of $143,805,000, $89,644,000 and $54,161,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the Settlement Date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the Settlement Date.

(12)
The Class RP Certificates will only receive distributions from, and will only incur losses with respect to, the RP Non-Pooled Component of the Rochester Hotel Portfolio Mortgage Loan. For any Distribution Date, the pass-through rate on the Class RP Certificates will be the net mortgage rate of the RP Non-Pooled Component of the Rochester Hotel Portfolio Mortgage Loan.

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	GACC	540 West Madison Street	Office	$100,000,000	58	63.5%	2.62x	10.8%
A-1/A-2	CCRE	Larkspur Landing Hotel Portfolio	Hospitality	$79,794,922	58	68.3%	1.73x	12.3%
A-1/A-2	GACC	Streets of Brentwood	Retail	$41,885,239	58	50.5%	2.29x	12.6%
A-2	GACC	Rochester Hotel Portfolio	Hospitality	$109,857,615	59	52.4%	2.10x	14.5%
A-2	GACC	Best Western Lake Buena Vista	Hospitality	$10,728,230	59	59.6%	1.56x	14.1%
A-2	CCRE	Courtyard Marriott Pueblo	Hospitality	$6,986,549	59	61.3%	2.21x	19.0%
A-2	CCRE	La Quinta Inn & Suites Canton	Hospitality	$4,254,929	59	48.4%	2.89x	23.2%

(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses on the indicated loans. See “Yield and Maturity Considerations– Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE6 Mortgage Trust

TRANSACTION HIGHLIGHTS

■	$1,494,076,230 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 48 fixed–rate commercial, multifamily and manufactured housing community loans that have an aggregate Cut–off Date Balance of $1,494,076,230 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $31,126,588 per Mortgage Loan and are secured by 80 Mortgaged Properties located throughout 25 states and the District of Columbia.

–	LTV: 58.3% weighted average Cut–off Date LTV and 51.1% weighted average Maturity Date or ARD LTV.

–	DSCR: 2.33x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 2.17x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 12.1% weighted average debt yield, based on Underwritten NOI. 11.2% weighted average debt yield, based on Underwritten NCF.

–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB and Class A–4 Certificates and the Class A-3 regular interest in the aggregate, which are each rated AAA(sf) / AAA(sf) / Aaa(sf) by DBRS/KBRA/Moody’s.

■	Loan Structural Features:

–	Amortization: 72.5% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:

■	54.7% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity.

■	17.7% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity or ARD.

■	0.2% of the Mortgage Loans by Cut–off Date Balance are fully amortizing for the entire term.

–	Hard Lockboxes: 90.0% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.

■
Cash Traps: 65.2% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:

■	Real Estate Taxes: 40 Mortgage Loans representing 71.0% of the total Cut–off Date Balance.

■	Insurance Reserves: 26 Mortgage Loans representing 25.4% of the total Cut–off Date Balance.

■	Replacement Reserves (Including FF&E Reserves): 38 Mortgage Loans representing 67.1% of the total Cut–off Date Balance.

■	Tenant Improvement / Leasing Commissions: 23 Mortgage Loans representing 80.7% of the total allocated Cut–off Date Balance of office, retail, mixed use and industrial properties only.

–	Defeasance: 73.1% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–	Yield Maintenance: 26.9% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge, following a lockout period, and prior to an open period.

■	Multiple–Asset Types > 5.0% of the Total Pool:

–	Office: 31.7% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Hospitality: 25.9% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–
Retail: 24.6% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (23.7% of the Mortgaged Properties are anchored retail properties, including single tenant and shadow anchored properties).

–	Mixed Use: 9.3% of the Mortgaged Properties by allocated Cut-off Date Balance are mixed use properties.

■
Geographic Diversity: The 80 Mortgaged Properties are located throughout 25 states and the District of Columbia, with only two states having greater than 10.0% by allocated Cut–off Date Balance: California (25.2%) and the District of Columbia (17.0%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE6 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1 Certificates, Class A–2 Certificates, Class A–3 regular interest, Class A-4 Certificates and Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the Certificate Balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the Certificate Balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the Certificate Balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total Certificate Balance of the Class A–M trust component, Class B trust component, Class C trust component and the Class D through Class G Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–4 and Class A–SB Certificates and the Class A-3 regular interest, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A and Class X–B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB and Class A–4 Certificates, the Class A-3 regular interest and the Class A–M trust component; and (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B and Class C trust components.

Interest Payments:	On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–4, Class X–A and Class X–B Certificates and the Class A-3 regular interest, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates and the Class A-3 regular interest for each Distribution Date will equal one of the following per annum rates: (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii)  the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust component represented by the PEZ Certificates.

The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB and Class A–4 Certificates, Class A-3 regular interest and Class A–M trust component, as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the weighted average pass–through rates of the Class B and Class C trust components, as further described in the Free Writing Prospectus.

The Pass-Through Rate applicable to the Class A-3FL Certificates will be equal to a LIBOR-based floating rate.  If there is a continuing payment default on the part of the swap counterparty under the related swap agreement, or if the related swap agreement is terminated and not replaced, then the Pass-Through Rate applicable to the Class A-3FL Certificates will convert to the Pass-Through Rate of the Class A-3 regular interest.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each interest–bearing class of certificates.

Loss Allocation:	Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including the Class D Certificates, then to the Class C trust component (and correspondingly, to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then to the Class A-M trust

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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component (and correspondingly, to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A–1, Class A–2, Class A–SB and Class A–4 Certificates and the Class A-3 regular interest on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected will be allocated to each of the Class A–1, Class A–2, Class A–4, Class A–SB and Class D Certificates, the Class A-3 regular interest and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A-2, Class A-4, Class A-SB and Class D Certificates, the Class A-3 regular interest and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of such Class currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Classes then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Sale of Defaulted Loans:
Defaulted loans will be sold in a process similar to the sale process for REO property, as described under “The Pooling and Servicing Agreement—Sale of Defaulted Mortgage Loans and Serviced REO Properties” in the Free Writing Prospectus.  There will be no “fair market value purchase option” and the Controlling Class Representative will have no right of first refusal with respect to the sale of defaulted loans.

Loan Combinations/Split Loan Structures:

The portfolio of Mortgaged Properties identified on Annex A–1 to the Free Writing Prospectus as Larkspur Landing Hotel Portfolio secures a Mortgage Loan (the “Larkspur Landing Hotel Portfolio Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $79,794,922, evidenced by Note A-1, representing approximately 5.3% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with a companion loan that has an outstanding principal balance as of the Cut–off Date of $59,846,192, evidenced by Note A-2, which is currently held by CCRE.  The Larkspur Landing Hotel Portfolio Mortgage Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Larkspur Landing Hotel Portfolio Combination.” The Larkspur Landing Hotel Portfolio Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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and Servicing Agreement”) and the related intercreditor agreement.  The Larkspur Landing Hotel Portfolio pari passu companion loan evidenced by Note A-2 may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  For additional information regarding the Larkspur Landing Hotel Loan Combination, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—Larkspur Landing Hotel Portfolio Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Moffett Towers secures a Mortgage Loan (the “Moffett Towers Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $120,000,000, evidenced by Note A-2, representing approximately 8.0% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with the following companion loans, which are not part of the mortgage pool: (i) a companion loan with an outstanding principal balance as of the Cut-off Date of $175,000,000, evidenced by Note A-1, which is currently held in the COMM 2013–LC6 Mortgage Trust and (ii) a companion loan with an outstanding principal balance as of the Cut-off Date of $40,000,000, evidenced by Note A-3, which is currently held by GACC. The Moffett Towers Mortgage Loan and related companion loans are pari passu in right of payment and are referred to herein as the “Moffett Towers Loan Combination.”  The Moffett Towers pari passu companion loan evidenced by Note A-3 may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 540 West Madison Street secures a Mortgage Loan (the “540 West Madison Street Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $100,000,000, evidenced by Note A-2, representing approximately 6.7% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with a companion loan that has an outstanding principal balance as of the Cut-off Date of $135,000,000, evidenced by Note A-1, which is currently held in the COMM 2013-LC6 Trust. The 540 West Madison Street Mortgage Loan and related companion loan are pari passu in right of payment and are referred to herein as the “540 West Madison Street Loan Combination.”

The Moffett Towers Loan Combination and 540 West Madison Street Loan Combination are being serviced pursuant to the COMM 2013-LC6 pooling and servicing agreement and the related intercreditor agreements.  For additional information regarding the Moffett Towers Loan Combination and the 540 West Madison Street Loan Combination, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The Moffett Towers Loan Combination” and “—The 540 West Madison Street Loan Combination” in the Free Writing Prospectus.

The Mortgaged Properties identified on Annex A-1 to the Free Writing Prospectus as Rochester Hotel Portfolio (the “Rochester Hotel Portfolio Mortgage Loan”) will be divided into a pooled component having a cut-off date balance of $109,857,615 (the “RP Pooled Component”), and a non-pooled component having a cut-off date balance of $9,987,056 (the “RP Non-Pooled Component”).  The RP Pooled Component will be pooled together with the other Mortgage Loans, and interest and principal received in respect of the RP Pooled Component will be available to make distributions in respect of each Class of Certificates other than the Class RP Certificates.  Payments of interest and principal received in respect of the RP Non-Pooled Component will be available to make distributions in respect of the Class RP Certificates.  Losses with respect to the Rochester Hotel Portfolio Mortgage Loan will be allocated first to the RP Non-Pooled Component and then to the RP Pooled Component.  Losses with respect to the other Mortgage Loans will not be allocated to the RP Non-Pooled Component.  “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—Rochester Hotel Portfolio” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Control Rights:
Other than with respect to the Moffett Towers Loan Combination, the 540 West Madison Street Loan Combination and the Rochester Hotel Portfolio loan (so long as a “RP control appraisal event” (as defined in the Free Writing Prospectus) has not occurred and is continuing) certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

The directing holder of the Moffett Towers Loan Combination and the 540 West Madison Street Loan Combination is the directing holder of the COMM 2013-LC6 Mortgage Trust.  Prior to the occurrence and continuance of a Consultation Termination Event, the Directing Holder of this transaction will have consultation rights (but not control rights) with respect to certain material actions to be taken by the master servicer and the special servicer of the Moffett Towers Loan Combination and the 540 West Madison Street Loan Combination. The directing holder of the Moffett Towers Loan Combination and the 540 West Madison Street Loan Combination is referred to herein as a “Loan Combination Directing Holder”.  See also “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

The holder of the control rights with respect to the Moffett Towers Loan Combination and the 540 West Madison Street Loan Combination will be the related Loan Combination Directing Holder.  The holder of the control rights with respect to the Rochester Hotel Portfolio loan will initially be the holder of the Class RP Certificates.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised–Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Directing Holder:
It is expected that an entity controlled by Eightfold Real Estate Capital Fund II, L.P., will be the initial Directing Holder (for each Mortgage Loan other than the Moffett Towers Mortgage Loan, the 540 West Madison Street Mortgage Loan and the Rochester Hotel Portfolio loan (so long as a RP control appraisal event has not occurred and is continuing)) and will also own 100% of the Class E, Class F and Class G Certificates as of the Settlement Date.

The directing holder with respect to the Moffett Towers Loan Combination and the 540 West Madison Street Loan Combination will be the related Loan Combination Directing Holder.  The Loan Combination Directing Holder of the Moffett Towers Loan Combination and the 540 West Madison Street Loan Combination will initially be the directing holder of the COMM 2013-LC6 Mortgage Trust. The directing holder with respect to the Rochester Hotel Portfolio loan will initially be the holder of the Class RP Certificates.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

With respect to the Moffett Towers Loan Combination and the 540 West Madison Street Loan Combination, the related Loan Combination Directing Holder will retain its control rights as specified under the related intercreditor agreement, without regard to whether a Control Termination Event has occurred and is continuing under the Pooling and Servicing Agreement. With respect to the Rochester Hotel Portfolio loan, the holder of the Class RP Certificates will retain its control rights as specified under the Pooling and Servicing Agreement so long as no RP control appraisal event has occurred and is continuing.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

With respect to the Moffett Towers Loan Combination and the 540 West Madison Street Loan Combination, the related Loan Combination Directing Holder will retain its control rights as specified under the related intercreditor agreement, without regard to whether a Consultation Termination Event has occurred and is continuing under the Pooling and Servicing Agreement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Moffett Towers Loan Combination, the 540 West Madison Street Loan Combination and the Rochester Hotel Portfolio loan (so long as a RP control appraisal event has not occurred and is continuing), if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of the aggregate voting rights of all Classes of Certificates entitled to principal (taking into account Realized Losses and the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

With respect to the Moffett Towers Loan Combination, the 540 West Madison Street Loan Combination and the Rochester Hotel Portfolio loan (so long as a RP control appraisal event has not occurred and is continuing), none of the Directing Holder, the Trustee or any Certificateholders will have the right to replace the special servicer.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE6 Mortgage Trust

STRUCTURE OVERVIEW

actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Moffett Towers Loan Combination and the 540 West Madison Street Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE6 Mortgage Trust

STRUCTURE OVERVIEW

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE6 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)

Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
$2,600,000	-	$9,999,999	21	$129,252,127	8.7%	4.5830%	114	1.74x	66.3%	51.7%
$10,000,000	-	$24,999,999	11	$155,672,653	10.4%	4.4319%	115	1.69x	60.0%	47.4%
$25,000,000	-	$39,999,999	4	$130,700,377	8.7%	4.3012%	118	1.75x	61.0%	49.9%
$40,000,000	-	$54,999,999	1	$41,885,239	2.8%	3.5128%	58	2.29x	50.5%	46.4%
$55,000,000	-	$69,999,999	1	$63,607,758	4.3%	3.9665%	118	1.47x	66.4%	52.8%
$70,000,000	-	$130,000,000	10	$972,958,075	65.1%	4.1576%	100	2.40x	56.5%	51.8%
Total/Weighted Average			48	$1,494,076,230	100.0%	4.2094%	104	2.17x	58.3%	51.1%

Distribution of Mortgage Rates(1)

Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
3.5128%	-	4.2499%	16	$886,300,831	59.3%	3.9107%	109	2.46x	55.1%	49.8%
4.2500%	-	4.4999%	11	$248,563,196	16.6%	4.3643%	119	1.65x	66.2%	52.9%
4.5000%	-	4.7499%	9	$98,173,668	6.6%	4.5632%	109	1.67x	60.0%	48.6%
4.7500%	-	5.1840%	12	$261,038,535	17.5%	4.9428%	73	1.88x	61.0%	54.6%
Total/Weighted Average			48	$1,494,076,230	100.0%	4.2094%	104	2.17x	58.3%	51.1%

Property Type Distribution(1)(3)

Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads or NRA	Weighted Averages
					Cut–off Date Balance per Unit/Room/ Pad/NRA	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
Office	8	$473,602,024	31.7%	3,897,541	$217	4.1187%	106	89.2%	2.29x	56.7%	51.5%
CBD	5	$345,814,140	23.1%	2,879,791	$172	4.1382%	101	89.3%	2.56x	56.1%	51.8%
Suburban	3	$127,787,884	8.6%	1,017,750	$340	4.0660%	117	89.0%	1.57x	58.3%	50.6%
Hospitality	27	$386,475,094	25.9%	4,387	$125,475	4.6433%	86	74.4%	1.92x	59.1%	50.5%
Full Service	6	$191,452,045	12.8%	1,920	$130,271	4.4996%	88	69.9%	1.95x	55.2%	46.1%
Extended Stay	16	$146,590,268	9.8%	1,819	$126,369	4.7968%	82	81.7%	1.85x	66.2%	58.2%
Limited Service	5	$48,432,782	3.2%	648	$103,807	4.7474%	88	70.1%	2.03x	53.1%	44.3%
Retail	19	$367,007,613	24.6%	3,242,260	$153	3.8946%	112	92.8%	2.66x	54.2%	48.1%
Anchored(4)	15	$353,666,329	23.7%	3,214,653	$132	3.8871%	112	92.6%	2.70x	53.9%	48.0%
Unanchored	4	$13,341,284	0.9%	27,607	$706	4.0927%	118	99.1%	1.64x	62.0%	49.5%
Mixed Use	11	$139,404,964	9.3%	670,868	$255	3.8888%	117	93.3%	1.70x	69.2%	59.7%
Retail/Office	11	$139,404,964	9.3%	670,868	$255	3.8888%	117	93.3%	1.70x	69.2%	59.7%
Multifamily	5	$57,768,291	3.9%	549	$539,383	4.5581%	118	97.9%	1.43x	66.8%	55.4%
Industrial	7	$52,398,999	3.5%	1,516,063	$57	4.3852%	118	100.0%	1.72x	57.6%	45.8%
Self Storage	2	$10,234,339	0.7%	NAP	NAP	4.7220%	119	80.9%	2.00x	61.0%	49.8%
Manufactured Housing Community	1	$7,184,907	0.5%	315	$22,809	4.3220%	119	81.0%	1.70x	60.9%	44.5%
Total/Weighted Average	80	$1,494,076,230	100.0%			4.2094%	104	87.3%	2.17x	58.3%	51.1%

Geographic Distribution(1)(3)

State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
California	15	$375,925,536	25.2%	4.2617%	102	1.67x	60.0%	51.2%
Northern(5)	11	$230,598,863	15.4%	4.1639%	92	1.73x	58.1%	51.8%
Southern(5)	4	$145,326,673	9.7%	4.4168%	119	1.59x	63.1%	50.4%
Washington, DC	11	$253,832,382	17.0%	4.0624%	119	2.57x	49.9%	43.0%
Florida	5	$140,820,923	9.4%	3.8337%	114	3.47x	50.0%	47.4%
Minnesota	5	$119,749,427	8.0%	4.8657%	64	2.06x	53.2%	49.4%
Illinois	1	$100,000,000	6.7%	3.9050%	58	2.62x	63.5%	63.5%
Georgia	3	$97,287,376	6.5%	3.8954%	117	1.81x	71.5%	63.6%
Nevada	3	$84,576,423	5.7%	4.0300%	118	2.62x	57.0%	54.8%
Other	37	$321,884,163	21.5%	4.4209%	112	1.77x	63.3%	50.8%
Total/Weighted Average	80	$1,494,076,230	100.0%	4.2094%	104	2.17x	58.3%	51.1%
(1)
With respect to the Larkspur Landing Hotel Portfolio loan, the Moffett Towers loan and the 540 West Madison Street loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include all related pari passu companion loans. With respect to the Rochester Hotel Portfolio loan, LTV, DSCR and Cut–off Date Balance per Room calculations do not include the non-pooled component.

(2)	In the case of 1 Mortgage Loan with an Anticipated Repayment Date, Stated Remaining Term (Mos.) is through the related Anticipated Repayment Date.
(3)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans.
(4)	Includes anchored, shadow anchored and single tenant properties.
(5)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE6 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)

Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
42.1%	-	49.9%	6	$279,706,701	18.7%	3.9743%	118	3.44x	44.0%	42.6%
50.0%	-	54.9%	6	$339,824,306	22.7%	4.2238%	92	2.18x	52.4%	46.2%
55.0%	-	59.9%	7	$182,853,657	12.2%	4.1123%	114	1.62x	57.9%	48.7%
60.0%	-	64.9%	9	$222,824,568	14.9%	4.1763%	89	2.05x	63.3%	55.9%
65.0%	-	69.9%	10	$323,842,110	21.7%	4.4934%	104	1.67x	67.6%	56.4%
70.0%	-	75.0%	10	$145,024,888	9.7%	4.1677%	118	1.72x	72.2%	62.3%
Total/Weighted Average			48	$1,494,076,230	100.0%	4.2094%	104	2.17x	58.3%	51.1%

Distribution of LTV Ratios at Maturity or ARD(1)

Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
0.3%	-	49.9%	21	$646,640,454	43.3%	4.1598%	104	2.58x	49.9%	43.6%
50.0%	-	54.9%	12	$450,197,172	30.1%	4.1694%	116	1.79x	61.6%	52.4%
55.0%	-	59.9%	9	$111,098,259	7.4%	4.5434%	118	1.63x	69.2%	57.0%
60.0%	-	64.3%	6	$286,140,345	19.2%	4.2546%	80	2.07x	68.0%	63.5%
Total/Weighted Average			48	$1,494,076,230	100.0%	4.2094%	104	2.17x	58.3%	51.1%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
1.23x	-	1.39x	3	$42,789,251	2.9%	4.5967%	118	1.38x	65.2%	51.6%
1.40x	-	1.44x	1	$16,964,494	1.1%	4.3575%	119	1.41x	64.5%	47.2%
1.45x	-	1.54x	9	$213,592,366	14.3%	4.2575%	119	1.50x	67.0%	53.6%
1.55x	-	1.64x	9	$229,923,577	15.4%	4.2231%	115	1.58x	59.3%	49.9%
1.65x	-	1.74x	3	$91,998,949	6.2%	4.8991%	66	1.73x	67.8%	61.3%
1.75x	-	1.84x	7	$122,019,398	8.2%	4.2404%	118	1.80x	57.4%	43.2%
1.85x	-	1.99x	3	$133,744,126	9.0%	3.9584%	118	1.89x	63.4%	55.1%
2.00x	-	4.02x	13	$643,044,069	43.0%	4.1064%	94	2.88x	52.2%	49.9%
Total/Weighted Average			48	$1,494,076,230	100.0%	4.2094%	104	2.17x	58.3%	51.1%

Distribution of Original Terms to Maturity or ARD(1)

Range of Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
60	7	$353,507,485	23.7%	4.4674%	58	2.18x	59.3%	56.2%
120	41	$1,140,568,745	76.3%	4.1294%	118	2.17x	58.0%	49.5%
Total/Weighted Average	48	$1,494,076,230	100.0%	4.2094%	104	2.17x	58.3%	51.1%

Distribution of Remaining Terms to Maturity or ARD(1)

Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
58	-	60	7	$353,507,485	23.7%	4.4674%	58	2.18x	59.3%	56.2%
117	-	120	41	$1,140,568,745	76.3%	4.1294%	118	2.17x	58.0%	49.5%
Total/Weighted Average			48	$1,494,076,230	100.0%	4.2094%	104	2.17x	58.3%	51.1%
(1)
With respect to the Larkspur Landing Hotel Portfolio loan, the Moffett Towers loan and the 540 West Madison Street loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include all related pari passu companion loans. With respect to the Rochester Hotel Portfolio loan, LTV, DSCR and Cut–off Date Balance per Room calculations do not include the non-pooled component.

(2)	In the case of 1 Mortgage Loan with an Anticipated Repayment Date, Stated Remaining Term (Mos.) is through the related Anticipated Repayment Date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE6 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per Unit/Room/ Pad/NRA	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Federal Center Plaza	CCRE	Washington, DC	Office	$130,000,000	8.7%	$179	42.1%	3.43x	15.3%
Moffett Towers	GACC	Sunnyvale, CA	Office	$120,000,000	8.0%	$352	57.3%	1.56x	8.9%
The Avenues	GACC	Jacksonville, FL	Retail	$110,000,000	7.4%	$184	45.1%	4.02x	15.1%
Rochester Hotel Portfolio	GACC	Rochester, MN	Hospitality	$109,857,615	7.4%	$89,315	52.4%	2.10x	14.5%
540 West Madison Street	GACC	Chicago, IL	Office	$100,000,000	6.7%	$213	63.5%	2.62x	10.8%
Paramount Plaza	GACC	Los Angeles, CA	Office	$95,847,443	6.4%	$99	67.8%	1.53x	10.6%
Avenue Forsyth	CCRE	Cumming, GA	Mixed Use	$83,300,000	5.6%	$159	71.1%	1.86x	11.0%
Larkspur Landing Hotel Portfolio	CCRE	Various, Various	Hospitality	$79,794,922	5.3%	$109,351	68.3%	1.73x	12.3%
Westin Washington DC	GACC	Washington, DC	Hospitality	$73,703,095	4.9%	$181,535	52.6%	1.80x	12.9%
Centennial Center	CCRE	Las Vegas, NV	Retail	$70,455,000	4.7%	$83	53.4%	2.82x	11.5%
Total/Weighted Average				$972,958,075	65.1%		56.5%	2.40x	12.4%
(1)
With respect to the Moffett Towers loan, the 540 West Madison Street loan and the Larkspur Landing Hotel Portfolio loan, LTV, DSCR, debt yield and Cut–off Date Balance per Unit/Room/ Pad/NRA calculations include the related pari passu companion loan.   With respect to the Rochester Hotel Portfolio loan, LTV, DSCR and Debt Yield do not include the non-pooled component.

Pari Passu Companion Loan Summary

Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loan Cut–off Date Balance	Loan Combination Cut–off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Moffett Towers	$120,000,000	$215,000,000	$335,000,000	COMM 2013–LC6	Midland Loan Services	Rialto Capital Advisors	COMM 2013-LC6
540 West Madison Street	$100,000,000	$135,000,000	$235,000,000	COMM 2013–LC6	Midland Loan Services	Rialto Capital Advisors	COMM 2013-LC6
Larkspur Landing Hotel Portfolio	$79,794,922	$59,846,192	$139,641,114	COMM 2013–CCRE6	Wells Fargo	Wells Fargo	COMM 2013-CCRE6

Existing Mezzanine Debt Summary

Mortgage Loan	Mortgage Loan Cut–off Date Balance	Mezzanine or Unsecured Subordinate Debt Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Moffett Towers	$120,000,000	$50,000,000	1.56x	1.27x	57.3%	65.8%	8.9%	7.8%
Rochester Hotel Portfolio(1)	$109,857,615	$24,967,640	2.10x	1.30x	52.4%	69.1%	14.5%	11.0%
540 West Madison Street	$100,000,000	$15,000,000	2.62x	2.31x	63.5%	67.6%	10.8%	10.1%
Streets of Brentwood	$41,885,239	$9,972,676	2.29x	1.53x	50.5%	62.5%	12.6%	10.2%

Split Loan Summary

Mortgage Loans	A-Note or Pooled Component Cut-off Date Balance	B-Note or Non-Pooled Component Cut-off Date Balance	Total Mortgage Debt Cut-off Date Balance	Pooled Trust U/W NCF DSCR	Total Mortgage Debt U/W NCF DSCR	Pooled Trust Cut-off Date LTV Ratio	Total Mortgage Debt Cut-off Date LTV Ratio	Pooled Trust U/W NOI Debt Yield	Total Mortgage Debt U/W NOI Debt Yield
Rochester Hotel Portfolio(1)	$109,857,615	$9,987,056	$119,844,671	2.10x	1.82x	52.4%	57.2%	14.5%	13.3%
(1)
With respect to the Rochester Hotel Portfolio, the Total Mortgage Debt U/W NCF DSCR, Total Mortgage Debt Cut-off Date LTV Ratio and the Total Mortgage Debt U/W NOI Debt Yield are inclusive of a $9,987,056 junior non-pooled component.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE6 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Federal Center Plaza(2)	CCRE	Washington, DC	Office	$130,000,000	8.7%	MSC 2003-IQ4, BSCMS 2003-T10
Rochester Hotel Portfolio(3)	GACC	Rochester, MN	Hospitality	$109,857,615	7.4%	BSCMS 2005-PWR9
Larkspur Landing Hotel Portfolio	CCRE	Various, Various	Hospitality	$79,794,922	5.3%	BALL 2007-BMB1
Westin Washington DC	GACC	Washington, DC	Hospitality	$73,703,095	4.9%	JPMCC 2011-CCHP
Centennial Center(4)	CCRE	Las Vegas, NV	Retail	$70,455,000	4.7%	GECMC 2003-C1
DC Mixed Use Portfolio III(5)	CCRE	Various, Various	Various	$63,607,758	4.3%	WBCMT 2005-C16
Valley View Shopping Center	GACC	Yorba Linda, CA	Retail	$22,000,000	1.5%	MSDWC 2003-HQ2
Embassy Suites Lubbock	GACC	Lubbock, TX	Hospitality	$21,639,358	1.4%	MLMT 2006-C1
Colonial Promenade Hoover	CCRE	Hoover, AL	Retail	$16,964,494	1.1%	CSFB 2003-C3
Jo-Ann Plaza(6)	CCRE	Newington, CT	Retail	$11,474,683	0.8%	JPMCC 2005-CB12, GMACC 2003-C1
Best Western Lake Buena Vista	GACC	Lake Buena Vista, FL	Hospitality	$10,728,230	0.7%	JPMCC-2007 FL1
Corner Lakes	CCRE	Orlando, FL	Retail	$9,884,322	0.7%	CSFB 2004-C2
Desert Sky Palms Shopping Center	GACC	Phoenix, AZ	Retail	$8,924,000	0.6%	LBUBS 2004-C1
Mountain View Square	GACC	Snellville, GA	Retail	$8,795,602	0.6%	LBUBS 2003-C5
Eastwind Center	CCRE	Las Vegas, NV	Retail	$7,231,611	0.5%	GCCFC 2005-GG3
Orange Grove Estates MHC	CCRE	Glendale, AZ	Manufactured Housing Community	$7,184,907	0.5%	MSC 2003-T11
Courtyard Marriott Pueblo	CCRE	Pueblo, CO	Hospitality	$6,986,549	0.5%	BACM 2006-5
Hampton Inn Salisbury	CCRE	Salisbury, MD	Hospitality	$5,987,869	0.4%	WBCMT 2003-C3
Smoky Hill Self Storage	CCRE	Centennial, CO	Self Storage	$4,343,569	0.3%	LBUBS 2004-C2
Longwood Village Shopping Center	CCRE	Farmville, VA	Retail	$4,278,168	0.3%	ASC 1997-D5
Total				$673,841,754	45.1%
(1)
Includes Mortgaged Properties securing Mortgage Loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)	The most recent prior financing of the Federal Center Plaza property was securitized as two pari passu notes held in the MSC 2003-IQ4 and BSCMS 2003-T10 transactions, respectively.
(3)
With respect to the Rochester Hotel Portfolio loan, only the Kahler Grand property was previously securitized in the BSCMS 2005-PWR9 transaction. The remaining three portfolio properties’ most recent prior financings were not included in securitizations.

(4)	With respect to the Centennial Center loan, only a portion of the collateral was previously securitized in GECMC 2003-C1.
(5)
With respect to the DC Mixed Use Portfolio III loan, only three of the properties, 1311-1313 F Street NW, 603-607 King Street, and 700-702 7th Street NW, were included in WBCMT 2005-C16 trust. The remaining eight portfolio properties’ most recent prior financings were not included in securitizations.

(6)
The current financing of the Jo-Ann Plaza loan was used to pay off two separate loans that were held in different securitizations. One loan with an original balance of $8,950,000 was previously securitized in JPMCC 2005-CB12 and another with an original balance of $3,500,000 was securitized in GMACC 2003-C1.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 & 500 C Street SW Washington, DC 20024	Collateral Asset Summary – Loan No. 1 Federal Center Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 42.1% 3.43x 15.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 & 500 C Street SW Washington, DC 20024	Collateral Asset Summary – Loan No. 1 Federal Center Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 42.1% 3.43x 15.3%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Credit Estimate			Property Type:	CBD Office
(DBRS/KBRA/Moody’s):	A (low) / A / Baa1		Collateral:	Fee Simple
Loan Purpose:	Refinance		Location:	Washington, DC
Sponsor(1):	Federal Center Plaza Corporation;		Year Built / Renovated:	1981 / 2008
	Donohoe Investment Company I		Total Sq. Ft.:	725,317
Borrower:	Federal Center Office Associates LLC		Property Management:	Donohoe Real Estate Services
Original Balance:	$130,000,000		Underwritten NOI:	$19,943,316
Cut-off Date Balance:	$130,000,000		Underwritten NCF:	$18,710,277
% by Initial UPB:	8.7%		Appraised Value(4):	$309,000,000
Interest Rate:	4.1405%		Appraisal Date:	January 3, 2013
Payment Date:	6th of each month
First Payment Date:	March 6, 2013		Historical NOI
Maturity Date:	February 6, 2023		Most Recent NOI:	$19,811,656 (T-12 November 30, 2012)
Amortization:	Interest Only		2011 NOI:	$20,725,046 (December 31, 2011)
Additional Debt(2):	Future Mezzanine Debt Permitted		2010 NOI:	$21,017,060 (December 31, 2010)
Call Protection:	L(25), D(46), O(49)		2009 NOI:	$19,570,692 (December 31, 2009)
Lockbox / Cash Management:	Hard / Springing
			Historical Occupancy
Reserves(3)			Current Occupancy:	100.0% (December 17, 2012)
	Initial	Monthly	2011 Occupancy:	99.7% (December 31, 2011)
Taxes:	$0	Springing	2010 Occupancy:	99.7% (December 31, 2010)
Insurance:	$0	Springing	2009 Occupancy:	99.6% (December 31, 2009)
Replacement:	$0	$15,111
(1)   The non-recourse carve-out guarantor of the Federal Center Plaza Loan is Federal Center Plaza Corporation, which is primarily controlled by members of the Donohoe family and the Donohoe family trusts. See “The Borrower / Sponsor” herein.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   The Federal Center Plaza Property includes 510,302 sq. ft. of currently unused excess development rights valued at $28,500,000, which was excluded from the appraised value. The cut-off date LTV and balloon LTV including the excess development rights is 38.5%.
(5)   Underwritten NOI DSCR and underwritten NCF DSCR are based on interest only debt service payment. Based on a 30-year amortization schedule the underwritten NOI DSCR and underwritten NCF DSCR are 2.63x and 2.47x, respectively.

TI/LC:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$179
Balloon Balance / Sq. Ft.:	$179
Cut-off Date LTV(4):	42.1%
Balloon LTV(4):	42.1%
Underwritten NOI DSCR(5):	3.65x
Underwritten NCF DSCR(5):	3.43x
Underwritten NOI Debt Yield:	15.3%
Underwritten NCF Debt Yield:	14.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 & 500 C Street SW Washington, DC 20024	Collateral Asset Summary – Loan No. 1 Federal Center Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 42.1% 3.43x 15.3%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration
Department of State (DoS)(3)	AAA/Aaa/AA+	388,523	53.6%	$44.74	57.5%	1/02/2018(4)
Federal Emergency Management Agency (FEMA)(3)	AAA/Aaa/AA+	302,946	41.8%	$38.11	38.2%	8/16/2019(4)(5)+
Holiday Inn Capitol – Washington, DC(6)	NR/NR/NR	14,582	2.0%	$30.57	1.5%	12/31/2017
CVS Pharmacy	BBB+/Baa2/BBB+	6,211	0.9%	$49.50	1.0%	9/30/2014
McDonald’s Corporation	A/A2/A	4,618	0.6%	$51.00	0.8%	6/30/2019
Total Major Tenants		716,880	98.8%	$41.73	99.0%
Remaining Tenants		8,437	1.2%	$36.65	1.0%
Total Occupied Collateral		725,317	100.0%	$41.67	100.0%
Vacant		0	0.0%
Total		725,317	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease. Ratings shown for DoS and FEMA are those of the United States Government.
(2)	U/W Base Rent PSF for FEMA represents the average rent over its lease term which includes a downward step in August 2014 due to the amortization of tenant improvements.
(3)	The leases for the DoS and FEMA tenants were executed by the General Services Administration (the “GSA”) of the United States Federal Government.
(4)
A cash flow sweep will commence two years prior to the expiration of the DoS lease and one year prior to the expiration of the FEMA lease if either tenant does not renew its respective lease.  See “Lockbox / Cash Management” herein.

(5)	FEMA has a one-time right to terminate its lease effective August 16, 2017 with 18 months notice.
(6)	The Holiday Inn Capitol – Washington, DC space consists of meeting space leased by the adjacent hotel.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	700	0.1%	700	0.1%	$39.97	0.1%	0.1%
2013	1	535	0.1%	1,235	0.2%	$27.69	0.0%	0.1%
2014	1	6,211	0.9%	7,446	1.0%	$49.50	1.0%	1.2%
2015	0	0	0.0%	7,446	1.0%	$0.00	0.0%	1.2%
2016	0	0	0.0%	7,446	1.0%	$0.00	0.0%	1.2%
2017	4	19,271	2.7%	26,717	3.7%	$33.66	2.1%	3.3%
2018(2)	1	388,523	53.6%	415,240	57.2%	$44.74	57.5%	60.8%
2019(2)	2	307,564	42.4%	722,804	99.7%	$38.30	39.0%	99.8%
2020	2	1,474	0.2%	724,278	99.9%	$43.11	0.2%	100.0%
2021	0	0	0.0%	724,278	99.9%	$0.00	0.0%	100.0%
2022	0	0	0.0%	724,278	99.9%	$0.00	0.0%	100.0%
2023	0	0	0.0%	724,278	99.9%	$0.00	0.0%	100.0%
Thereafter	2	1,039	0.1%	725,317	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	725,317	100.0%	NAP	NAP
Total / Wtd. Avg.	15	725,317	100.0%			$41.67	100.0%
(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)
Years 2018 and 2019 include the expiration of the DoS lease in 2018 and the FEMA lease in 2019.  A cash flow sweep will commence two years prior to the expiration of the DoS lease and one year prior to the expiration of the FEMA lease if either tenant does not renew their respective leases.  See “Lockbox / Cash Management” herein.

The Loan.  The Federal Center Plaza loan (the “Federal Center Plaza Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in two adjacent office buildings totaling 725,317 sq. ft. and a controlling interest in a connected subterranean 912-space parking garage located in downtown Washington, DC (the “Federal Center Plaza Property”) with an original principal balance of $130.0 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 & 500 C Street SW Washington, DC 20024	Collateral Asset Summary – Loan No. 1 Federal Center Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 42.1% 3.43x 15.3%

The Federal Center Plaza Loan has a 10-year term and interest only payments for the term of the loan. The Federal Center Plaza Loan accrues interest at a fixed rate equal to 4.1405% and has a cut-off date balance of $130.0 million. Loan proceeds were used to retire existing debt of approximately $126.2 million and return $1.9 million of equity to the borrower. Based on the appraised value of $309.0 million as of January 3, 2013, which excludes unused development rights (part of the collateral and valued at $28.5 million), the cut-off date LTV is 42.1% with remaining implied equity of $179.0 million. The most recent prior financing of the Federal Center Plaza Property was securitized as two pari passu notes in the MSC 2003-IQ4 and BSCMS 2003-T10 transactions.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$130,000,000	100.0%	Loan Payoff	$126,221,262	97.1%
			Closing Costs	$1,847,417	1.4%
			Return of Equity	$1,931,320	1.5%
Total Sources	$130,000,000	100.0%	Total Uses	$130,000,000	100.0%

The Borrower / Sponsor.    The borrower, Federal Center Office Associates LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The non-recourse carve-out guarantor is Federal Center Plaza Corporation.  Federal Center Plaza Corporation and Donohoe Investment Company I are the sponsors of the borrower (collectively, the “Sponsors”).  Federal Center Plaza Corporation owns 53.6% of the borrower, Donohoe Investment Company I owns 13.9% and the remaining 32.5% is owned by 10 different investors each controlling less than 10.0% of the borrower.

Federal Center Plaza Corporation and Donohoe Investment Company I are primarily controlled by members of the Donohoe family and Donohoe family trusts. Federal Center Plaza Corporation has a current real estate portfolio comprised of ownership interests in 22 properties, including the Federal Center Plaza Property and the adjacent Holiday Inn Capitol – Washington, DC.

The Donohoe family founded the Donohoe Companies (“TDC”) in 1884. TDC is the oldest full-service real estate organization in the Washington, DC region and one of the largest private companies in the Washington, DC metropolitan area.  TDC has built and developed billions of dollars of office, hotel, retail, industrial, institutional and residential projects, including the Federal Center Plaza Property.  TDC’s current portfolio includes approximately 6.0 million sq. ft. of commercial property and 858 multifamily units.

The Property. The Federal Center Plaza Property is located in Washington, DC at 400 & 500 C Street SW between the United States Capitol and the Washington Monument, approximately two blocks south of the National Mall and one block each from the Federal Center SW and L’Enfant Plaza Metrorail stations.  Constructed in 1981 by the Donohoe Companies, the Federal Center Plaza Property consists of two adjacent 8-story office towers totaling 725,317 sq. ft. leased to fifteen tenants, and a 57.1% interest in a three-level 912-space subterranean parking garage located beneath the office buildings.  The remaining 42.9% interest in the parking garage is owned under common control with the adjacent hotel (owned by an affiliate of the Sponsors).

400 C Street SW and 500 C Street SW are two 100.0% occupied office towers with a net rentable area (“NRA”) of 407,736 sq. ft. and 317,581 sq. ft., respectively.  400 C Street SW and 500 C Street SW, along with the Holiday Inn Capitol – Washington, DC, share a common corridor which connects their lobbies, as well as a common exterior plaza.  Office space represents approximately 95.4% of the total NRA and ground floor retail represents approximately 4.6% of the NRA.  The Federal Center Plaza development (which includes the adjacent Holiday Inn Capitol Inn – Washington, DC) also includes approximately 200,000 sq. ft. of unused development rights and 650,000 sq. ft. of additional FAR (floor area ratio) density that could be realized subject to government approval, 510,302 sq. ft. of which is attributed to the Federal Center Plaza Property (valued at $28.5 million, but not included in the appraised value of $309.0 million).

Since originally developing the Federal Center Plaza Property in 1981, the Sponsors have invested $8.3 million in capital improvements and $14.0 million in tenant improvements.  In addition, the two largest tenants, DoS (53.6% of NRA) and FEMA (41.8% of NRA) have collectively invested approximately $29.0 million since 2008 in their respective spaces.  The Federal Center Plaza Property is currently 100.0% leased and has maintained an average occupancy of 98.0% since development over the past 30 years.

Environmental Matters. The Phase I environmental report dated January 3, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the Federal Center Plaza Property, which is currently in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 & 500 C Street SW Washington, DC 20024	Collateral Asset Summary – Loan No. 1 Federal Center Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 42.1% 3.43x 15.3%

Major Tenants.

Department of State (388,523 sq. ft., 53.6% of NRA, 57.5% of U/W Base Rent). The Department of State (“DoS”) space, leased by the GSA and located at the 400 C Street SW Property, is the United States Federal Government department responsible for international affairs.  The DoS utilizes its space as an extension of its headquarters, which is located at 2201 C Street NW, 2.2 miles from the Federal Center Plaza Property.  The DoS has been a tenant at the Federal Center Plaza Property since 1981 and recently renewed its lease for a five-year term.  Since 2008, the DoS has invested a total of $9.6 million in capital improvements to its space.

Federal Emergency Management Agency (302,946 sq. ft., 41.8% of NRA, 38.2% of U/W Base Rent). The Federal Emergency Management Agency (“FEMA”) space, which serves as FEMA’s headquarters, is leased by the GSA and located at the 500 C Street SW Property.  FEMA is the United States Federal Government agency responsible for preparing for, preventing, responding to, and recovering from all domestic disasters. FEMA has been a tenant at the Federal Center Plaza Property since 1981 and has invested a total of $19.0 million in capital improvements in its space since 2008.  FEMA has a one-time right to terminate its lease effective August 16, 2017 with 18 months notice.

The Market. The Federal Center Plaza Property is located in the Southwest submarket of Washington, DC, bound by the National Mall to the north, Interstate-395/Interstate-295 to the south, 14th Street to the west and South Capitol Street to the east.  The United States Government is one of the most significant users of office space within the Southwest submarket, owning over 8.0 million sq. ft. and leasing a majority of the office space available.

The Federal Center Plaza Property is located between the United States Capitol and the Washington Monument, approximately two blocks south of the National Mall and across from City Hall in the Southwest office submarket of Washington, DC.  As of December 2012, the Southwest office submarket was 94.4% occupied.  The Federal Center Plaza Property is currently 100.0% occupied and has maintained an average occupancy of 98.0% since development.  The appraiser determined a comparable group of GSA leases within the submarket with base rents ranging from $43.50 to $50.71 and lease terms ranging from one year to 15 years.  The Department of State and FEMA U/W base rents are approximately 2.8% and 17.2% below the comparable set average of $46.04.  The below chart is a summary of the comparable set as determined by the appraiser.

Comparable Set(1)
Property	Tenant	Year Built / Renovated	Lease Area (Sq. Ft.)	Initial Rent(2)	Lease Commencement Date	Lease Term (yrs)
Federal Center Plaza Property	DoS	1981 / 1991	388,523	$44.74	1/2003	15
Federal Center Plaza Property	FEMA	1981 / 1991	302,946	$38.11	8/2001	18
800 North Cap	Federal Maritime Commission	1991 / NAP	62,438	$48.59	LOI	10
The Bond Building	Department of Justice	1901 / 1987	171,928	$48.75	1/2013	15
Constitution Center	General Services Administration	2009 / NAP	372,299	$46.00	11/2012	10
L’Enfant Plaza	Department of Energy	1968 / NAP	81,140	$49.50	8/2012	1
Washington Office Center	Small Business Administration	1990 / NAP	254,267	$45.00	1/2012	10
Union Square	Department of Homeland Security	1969 / 2010	29,680	$44.79	11/2011	5
370 L’Enfant Promenade	Federal Aviation Administration	1987 / NAP	25,518	$50.00	10/2011	4
Sentinel Square	US Customs & Border Protection	2010 / NAP	96,000	$43.50	9/2011	10
425 Eye	Medicare Payment Advisory Comm.	1973 / 2010	14,312	$44.00	7/2011	10
The Portals III	Immigration and Customs Enforcement	2006 / NAP	52,636	$50.71	6/2011	10
Constitution Center	Office of the Comptroller of the Currency	2009 / NAP	640,000	$45.00	1/2011	15
Total / Wtd. Avg.(3)				$46.04		12
(1)	Source: Appraisal
(2)	Initial Rent for the DoS and FEMA at the Federal Center Plaza Property reflect U/W Base Rent.
(3)	Total / Wtd. Avg. does not include the DoS lease or the FEMA lease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 & 500 C Street SW Washington, DC 20024	Collateral Asset Summary – Loan No. 1 Federal Center Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 42.1% 3.43x 15.3%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 11/30/2012	U/W	U/W PSF
Base Rent(1)	$27,258,768	$27,372,566	$27,523,156	$30,225,872	$41.67
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$27,258,768	$27,372,566	$27,523,156	$30,225,872	$41.67
Total Recoveries(2)	2,555,098	1,304,071	1,196,813	745,587	1.03
Total Other Income	916,893	1,047,975	913,139	913,139	1.26
Less: Vacancy(3)	0	0	0	(1,842,673)	(2.54)
Effective Gross Income	$30,730,759	$29,724,612	$29,633,108	$30,041,925	$41.42
Total Operating Expenses	9,713,699	8,999,566	9,821,452	10,098,609	13.92
Net Operating Income	$21,017,060	$20,725,046	$19,811,656	$19,943,316	$27.50
TI/LC	0	0	0	1,087,976	1.50
Capital Expenditures	0	0	0	145,063	0.20
Net Cash Flow	$21,017,060	$20,725,046	$19,811,656	$18,710,277	$25.80

(1)
U/W Base Rent includes a rent increase for DoS of $2,907,752 based on the terms of its lease renewal executed November 14, 2012. Additionally, U/W Base Rent includes average rent through the lease term for the FEMA lease, which represents a decrease of $257,005 due to the amortization of tenant improvements.

(2)
The decrease in recoveries from 2010 to 2011 is partially due to a successful 2011 tax appeal.  Additionally, miscellaneous reimbursements were higher in 2010 as a result of reimbursable maintenance work requested by the DoS and FEMA.  The decrease in U/W Total Recoveries from T-12 is primarily due to the real estate tax base year reset of the renewed DoS lease effective January 1, 2013.

(3)
U/W Vacancy is based on 6.0% vacancy for office and 5.0% vacancy for the retail spaces, in line with the Southwest office submarket vacancy of 5.6%.  The Federal Center Plaza Property is currently 100.0% physically occupied.

Property Management.    The Federal Center Plaza Property is managed by Donohoe Real Estate Services, an affiliate of the Sponsors.

Lockbox / Cash Management.    The Federal Center Plaza Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default, (ii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.20x or (iii) a GSA Sweep Event.

A “GSA Sweep Event” includes (i) a 50.0% excess cash sweep which will occur (a) two years prior to the expiration of the DoS lease unless on or before such date the borrower has entered into a new lease or extension of the existing lease or (b) one year prior to the expiration of the FEMA lease unless on or before such date the borrower has entered into a new lease or extension of the existing lease, or (ii) a 100.0% excess cash sweep which will occur if the GSA (which includes the DoS and FEMA) notifies the borrower of its intention to permanently vacate 50.0% or more of its space at the Federal Center Plaza Property in the aggregate.  A GSA Sweep Event will end when (i) no event of default is occurring and (ii) $15,000,000 of rollover funds have been collected.

Initial Reserves.    None.

Ongoing Reserves.   On a monthly basis, the borrower is required to deposit $15,111 into a replacement reserve account.  Upon the occurrence of in place cash management, the borrower will be required to deposit 1/12 of the required annual taxes and insurance premiums into a tax and insurance escrow account monthly.  Upon the occurrence and during the continuance of an event of default, borrower will be required to deposit $90,665 into a rollover reserve account monthly.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.  The Federal Center Plaza Loan documents permit a one-time mezzanine loan secured by equity in the borrower in the amount of up to $30,000,000 to be used solely in connection with expenses related to the Federal Center Plaza Property, including approved leasing expenses, capital expenditures and operating expenses as set forth in the approved annual budget, or carrying costs on the Federal Center Plaza Loan, provided that (i) the combined debt service coverage ratio is no less than 2.00x and (ii) the combined debt yield is greater than 11.75%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 & 500 C Street SW Washington, DC 20024	Collateral Asset Summary – Loan No. 1 Federal Center Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 42.1% 3.43x 15.3%

400 C STREET SW

Floor	Tenant	Floor Total
8th	General Services Administration Department of State (DoS) Exp. 1/18 46,821 sf	46,821 sf
7th	General Services Administration Department of State (DoS) Exp. 1/18 46,821 sf	46,821 sf
6th	General Services Administration Department of State (DoS) Exp. 1/18 46,821 sf	46,821 sf
5th	General Services Administration Department of State (DoS) Exp. 1/18 46,821 sf	46,821 sf
4th	General Services Administration Department of State (DoS) Exp. 1/18 46,821 sf	46,821 sf
3rd	General Services Administration Department of State (DoS) Exp. 1/18 46,821 sf	46,821 sf
2nd	General Services Administration Department of State (DoS) Exp. 1/18 46,821 sf	46,821 sf
Mezzanine	General Services Administration Department of State (DoS) Exp. 1/18 31,482 sf	31,482 sf
1st	General Services Administration (DoS) Exp. 1/18 22,894 sf	42,107 sf
	Capitol Holiday Inn Exp. 12/17 7,732 sf	
	Ripetta Hair Care Salon, Inc. Exp. MTM 700 sf	
	Quiznos Exp. 12/17 2,300 sf	
	Fast Stop Exp. 11/17 564 sf	
	Venus Spa & Nail Exp. 10/20 697 sf	
	Sal's Café Exp. 3/20 777 sf	
	McDonald's Corporation Exp. 6/19 4,618 sf	
	Wall St. Deli Exp. 9/17 1,825 sf	
P1/P2	General Services Administration (DoS) Exp. 1/18 6,400 sf	6,400 sf

MTM | 2017 | 2018 | 2019 | 2020

500 C STREET SW

Floor	Tenant	Floor Total
8th	General Services Administration Federal Emergency Management Agency (FEMA) Exp. 8/19 38,279 sf	38,279 sf
7th	General Services Administration Federal Emergency Management Agency (FEMA) Exp. 8/19 38,279 sf	38,279 sf
6th	General Services Administration Federal Emergency Management Agency (FEMA) Exp. 8/19 38,279 sf	38,279 sf
5th	General Services Administration Federal Emergency Management Agency (FEMA) Exp. 8/19 38,279 sf	38,279 sf
4th	General Services Administration Federal Emergency Management Agency (FEMA) Exp. 8/19 38,279 sf	38,279 sf
3rd	General Services Administration Federal Emergency Management Agency (FEMA) Exp. 8/19 38,279 sf	38,279 sf
2nd	General Services Administration Federal Emergency Management Agency (FEMA) Exp. 8/19 38,091 sf	38,091 sf
Mezzanine	General Services Administration Federal Emergency Management Agency (FEMA) Exp. 8/19 20,387 sf	20,387 sf
1st	General Services Administration (FEMA) Exp. 8/19 12,627 sf	27,262 sf
	Palace Cleaners Exp. 12/13 535 sf	
	CVS Pharmacy Exp. 9/14 6,211 sf	
	Capitol Holiday Inn Exp. 12/17 6,850 sf	
	Management Office 689 sf	
	Capitol Holiday Inn Exp. 12/17 350 sf	
P1/P2/P3	General Services Administration (FEMA) Exp. 8/19 2,167 sf	2,167 sf

2013 | 2014 | 2017 | 2019

Stack plans based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 & 500 C Street SW Washington, DC 20024	Collateral Asset Summary – Loan No. 1 Federal Center Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 42.1% 3.43x 15.3%

WASHINGTON, DC
THE NATIONAL MALL
Federal Center Plaza
400 & 500 C Street, SW
Washington, DC 20024
LAND USE
Office
Retail
Hotel
Civic & Institutional
Cultural & Entertainment
Educational
F STREET
E STREET
D STREET
C STREET
CONSTITUTION AVENUE
PENNSYLVANIA AVENUE
INDIANA AVENUE
LOUISIANA AVENUE
MADISON DRIVE
JEFFERSON DRIVE
MARYLAND AVENUE
INDEPENDENCE AVENUE
VIRGINIA AVENUE
Judiciary Square
DC Courts
US Dept of Labor
Natl Gallery of Art
East Wing Natl Gallery of Art
Capitol Reflecting Pool
Ulysses S. Grant Memorial
United States Capitol
Natl Air & Space Museum
Natl Museum of the American Indian
Hirshhorn Museum
National Archives
Federal Trade Commission
Newseum
Robert A Taft Memorial & Carillon
Peace Monument
Garfield Monument
Voice of America
US Dept of Education
US Dept of Health & Human Services
Mary E Switzer Memorial Bldg
Dept of Transportation
Dept of Housing
Hyatt Regency
Holiday Inn Capitol
Residence Inn Capitol
NASA
Wheaton-Glenmont
Bethesda
Silver Spring
MARYLAND
DISTRICT OF COLUMBIA
WASHINGTON, DC
Arlington
VIRGINIA
Alexandria
Annandale
McLean
Falls Church
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 57.3% 1.56x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 57.3% 1.56x 8.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Joseph K. Paul; Jay Paul Revocable Living Trust		Collateral:	Fee Simple
Borrower:	MT SPE, LLC		Location:	Sunnyvale, CA
Original Balance(1):	$120,000,000		Year Built / Renovated:	2008 / NAP
Cut-off Date Balance(1):	$120,000,000		Total Sq. Ft.:	951,498
% by Initial UPB:	8.0%		Property Management:	Paul Holdings, Inc.
Interest Rate:	4.01194%		Underwritten NOI:	$29,878,393
Payment Date:	6th of each month		Underwritten NCF:	$29,424,583
First Payment Date:	January 6, 2013		Appraised Value(8):	$585,000,000
Maturity Date:	December 6, 2022		Appraisal Date:	October 31, 2012
Amortization(2):	Interest only for first 36 months; 360 months thereafter
Additional Debt(1):	$215,000,000 Pari Passu Debt		Historical NOI(9)
	$50,000,000 Mezzanine Loan		Most Recent NOI:	NAP
Call Protection(3)(4):	L(27), YM1(89), O(4)		2011 NOI:	NAP
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	NAP
			2009 NOI:	NAP
Reserves(5)
	Initial	Monthly	Historical Occupancy(9)
Taxes:	$790,714	$263,571	Current Occupancy:	88.8% (January 1, 2013)
Insurance:	$0	Springing	2011 Occupancy:	NAP
Replacement:	$0	$15,858	2010 Occupancy:	NAP
TI/LC:	$18,111,340	$0	2009 Occupancy:	NAP
Free Rent Reserve:	$1,389,632	$0
(1)   The Original Balance and Cut-off Date Balance of $120.0 million represents the non-controlling Note A-2 of the $335.0 million Moffett Towers Loan Combination evidenced by three pari passu notes. The pari passu companion loans are comprised of the controlling Note A-1, which was securitized in the COMM 2013-LC6 trust, and Note A-3, with a combined original principal balance of $215.0 million. For additional information on the pari passu companion loan, see “The Loan” herein. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(2)   Following an initial 36 month interest only period, the Moffett Towers Loan Combination is structured with a fixed amortization schedule based on a 360-month amortization period for the mortgage loan, together with the related mezzanine loan (total debt). See Annex H-1 of the Free Writing Prospectus.
(3)   See “Partial Release” herein.
(4)   The lockout period will be at least 27 payment dates beginning with and including the first payment date of January 6, 2013. Prepayment of the full $335.0 million Moffett Towers Loan Combination is permitted on the date that is earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) December 6, 2015.
(5)   See “Initial Reserves” and “Ongoing Reserves” herein.
(6)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Moffett Towers Loan Combination.
(7)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.19x and 2.16x, respectively.
(8)   The Moffett Towers Property consists of three separate buildings. The appraiser determined Appraised Values of $202.0 million for 1000 Enterprise Way, $196.0 million for 1020 Enterprise Way and $187.0 million for 1050 Enterprise Way.
(9)   The Moffett Towers Property was constructed in 2008 and leased up from 2010 to 2012. The Moffett Towers Property was 13.2% leased as of December 2010 and 42.3% leased as of December 2011.

Microsoft Holdback:	$8,000,000	$0
Microsoft Expansion Space Reserve:	$7,404,163	$0
Lease Sweep Reserve:	$0	Springing
Debt Service Reserve:	$0	Springing

Financial Information(6)
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$352	$405
Balloon Balance / Sq. Ft.:	$307	$353
Cut-off Date LTV:	57.3%	65.8%
Balloon LTV:	50.0%	57.5%
Underwritten NOI DSCR(7):	1.59x	1.29x
Underwritten NCF DSCR(7):	1.56x	1.27x
Underwritten NOI Debt Yield:	8.9%	7.8%
Underwritten NCF Debt Yield:	8.8%	7.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 57.3% 1.56x 8.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Motorola Mobility, Inc.(2)	NR/Aa2/AA	317,166	33.3%	$34.15	39.1%	6/30/2021
Microsoft Corporation	AA+/Aaa/AAA	237,121	24.9%	$31.52	27.0%	12/31/2021(3)
Rambus Inc.	NR/NR/NR	156,173	16.4%	$31.79	17.9%	6/30/2020(4)
Financial Engines, Inc.(5)	NR/NR/NR	80,995	8.5%	$33.00	9.6%	5/31/2020
Plaxo Inc.(6)	BBB+/Baa1/BBB+	40,448	4.3%	$31.80	4.6%	2/28/2019
Level 10 Construction, Inc.	NR/NR/NR	12,944	1.4%	$37.08	1.7%	2/28/2019
Total Occupied Collateral		844,847	88.8%	$32.80	100.0%
Vacant		106,651	11.2%
Total		951,498	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Motorola Mobility, Inc. leases 79,862 sq. ft. of space with a rent abatement from January 2013 through March 2013. The full amount of abated rent was reserved at closing.
(3)
The Microsoft Corporation lease includes a one-time termination option in December 2018 upon 12 months prior notice with respect to its entire space or any entire floor, or contiguous floors, subject to a termination fee equal to the unamortized portion, on a proportionate basis of the space terminated, of all unamortized costs plus interest on the cumulative sum of such unamortized costs.

(4)
The Rambus Inc. lease includes a one-time termination option in June 2017 upon 9 months prior notice subject to a termination fees equal to all unamortized costs plus interest on the cumulative sum of such unamortized costs.

(5)	Financial Engines, Inc.’s lease contains a rent abatement from January 2013 through March 2013. The full amount of abated rent was reserved at closing.
(6)	Plaxo Inc. leases 10,448 sq. ft. of space with a rent abatement from January 2013 through February 2013. The full amount of abated rent was reserved at closing.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	2	53,392	5.6%	53,392	5.6%	$33.08	6.4%	6.4%
2020	3	237,168	24.9%	290,560	30.5%	$32.21	27.6%	33.9%
2021	3	554,287	58.3%	844,847	88.8%	$33.02	66.1%	100.0%
2022	0	0	0.0%	844,847	88.8%	$0.00	0.0%	100.0%
2023	0	0	0.0%	844,847	88.8%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	844,847	88.8%	$0.00	0.0%	100.0%
Vacant	NAP	106,651	11.2%	951,498	100.0%	NAP	NAP
Total / Wtd. Avg.	8	951,498	100.0%			$32.80	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 57.3% 1.56x 8.9%

The Loan.    The Moffett Towers loan (the “Moffett Towers Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 951,498 square foot Class A, suburban office park located at 1000, 1020 and 1050 Enterprise Way in Sunnyvale, California (the “Moffett Towers Property”) with an original principal balance of $120.0 million. The Moffett Towers Loan is comprised of the Note A-2 portion of a $335.0 million loan combination (the “Moffett Towers Loan Combination”) that is evidenced by three pari passu notes. Only the Note A-2, with an original principal balance of $120.0 million, will be included in the COMM 2013-CCRE6 trust. The controlling Note A-1, with an original principal balance of $175.0 million was securitized in the COMM 2013-LC6 trust. The Note A-3, with an original principal balance of $40.0 million, will not be included in the COMM 2013-CCRE6 trust and is expected to be included in a future securitization. The Moffett Towers Loan has a 10-year term and amortizes on a fixed schedule, after an initial three-year interest only period. The fixed schedule results in a 360-month effective amortization period.

The Moffett Towers Loan accrues interest at a fixed rate equal to 4.01194% and has a cut-off date balance of $120.0 million. The proceeds of the Moffett Towers Loan Combination, along with a $50.0 million mezzanine loan funded concurrently, were used to retire existing debt of approximately $264.4 million, giving the borrower a return of equity of approximately $81.6 million. Based on the appraised value of $585.0 million as of October 31, 2012, the cut-off date LTV of the Moffett Towers Loan Combination is 57.3% and the remaining implied equity is $200.0 million. Prior to the securitization of Note A-1 in the COMM 2013-LC6 trust, the most recent prior financing of the Moffett Towers Property was not included in a securitization.

The relationship between the holders of the Note A-1, Note A-2 and Note A-3  are governed by an intercreditor agreement to be described under “Description of the Mortgage Pool―Loan Combinations―The Moffett Towers Loan Combination” in the free writing prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$175,000,000	$175,000,000	COMM 2013-LC6	Yes
Note A-2	$120,000,000	$120,000,000	COMM 2013-CCRE6	No
Note A-3	$40,000,000	$40,000,000	GACC	No
Total	$335,000,000	$335,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$335,000,000	87.0%	Loan Payoff	$264,366,066	68.7%
Mezzanine Loan	$50,000,000	13.0%	Reserves	$35,695,849	9.3%
			Closing Costs	$3,295,293	0.9%
			Return of Equity	$81,642,793	21.2%
Total Sources	$385,000,000	100.0%	Total Uses	$385,000,000	100.0%

The Borrower / Sponsor.    The borrower, MT SPE, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantors are Joseph K. Paul (“Jay Paul”) and the Jay Paul Revocable Living Trust, on a joint and several basis.

Founded by Jay Paul in 1975, the Jay Paul Company is headquartered in San Francisco, California and focuses on the development, acquisition and management of commercial properties in California. Jay Paul Company has developed and acquired in excess of six million square feet of real estate and has closed in excess of $2.5 billion worth of equity and debt financing since 2000. In addition, the Jay Paul Company has over 2.1 million square feet of LEED Certified office space throughout its portfolio.

The Property. The Moffett Towers Property consists of three, eight-story Class A LEED Certified Gold suburban office buildings totaling 951,498 sq. ft. located in Sunnyvale, California at the intersection of U.S. Highway 101 and State Highway 237, developed by the sponsor in 2008. The Moffett Towers Property is part of a larger 1.8 million sq. ft. campus which spans 52 acres and seven office buildings (known generally as “Moffett Towers”) and includes an amenities building which is occupied by the Moffett Towers Club. The Moffett Towers Club is a full-service, 48,000 sq. ft. health and wellness club which is open exclusively to the tenants of Moffett Towers and includes a fitness center, pool, basketball court, spa and café. The Moffett Towers Property includes two separate parking garages for a total of 2,881 parking spaces for a ratio of 3.03 spaces per 1,000 sq. ft. In addition, the Moffett Towers Property benefits from access to several bus stops in the immediate area and the Santa Clara Light Rail station, located one block to the east. As of January 1, 2013, the Moffett Towers Property is 88.8% occupied (62.5% by credit rated tenants).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 57.3% 1.56x 8.9%

Environmental Matters. The Phase I environmental report dated November 26, 2012 recommended no further action at the Moffett Towers Property.

Major Tenants.

Motorola Mobility, Inc. (317,166 sq. ft., 33.3% of NRA, 39.1% of U/W Base Rent). Motorola Mobility, Inc. (“Motorola Mobility”) is a subsidiary of Google Inc. (“Google”) (NASDAQ: GOOG), which is rated NR/Aa2/AA by Fitch/Moody’s/S&P. Google acquired Motorola Mobility in May 2012 and continues to run Motorola Mobility as a separate business unit. Motorola Mobility currently occupies 317,166 sq. ft. at 1000 Enterprise Way. Motorola Mobility’s portfolio of products includes mobile devices such as smartphones and tablets, wireless accessories, video and data delivery services, cable modems and home network gateways. As of September 30, 2012, Google held approximately $16.3 billion in cash and cash equivalents, with total assets of approximately $89.7 billion. Total revenues for Google for the nine-month period ending September 30, 2012 were approximately $37.0 billion, of which approximately $3.8 billion was attributable to Motorola Mobility. As of December 2012, Google has a market cap of approximately $236.9 billion.

Motorola Mobility’s initial lease commenced in June 2011 and the tenant expanded into an additional 80,669 sq. ft. of space under a lease that began January 2012, with both leases expiring June 30, 2021. Motorola Mobility has three months of free rent from January 2013 through March 2013 for 79,862 sq. ft. of its space, totaling $666,049, all of which was reserved at closing. The sponsor has committed to invest approximately $23.0 million ($72.46 PSF) in capital expenditures for the Motorola Mobility space. Motorola Mobility has two five-year extension options at fair market rent, with six months prior notice, and no termination options.

Microsoft Corporation (237,121 sq. ft., 24.9% of NRA, 27.0% of U/W Base Rent). Microsoft Corporation (“Microsoft”) (NASDAQ: MSFT), rated AA+/Aaa/AAA by Fitch/Moody’s/S&P, is a leading developer of operating system, server application, business and consumer application and Internet software. Microsoft’s product offerings include the Windows operating system, the Microsoft Office suite, Bing, Internet Explorer, the Surface tablet, and the Xbox 360 gaming and entertainment console. Microsoft is a component of the Dow Jones Industrial Average, S&P 500 and Nasdaq 100. As of its June 30, 2012 financial statements, Microsoft held approximately $63.0 billion in cash and cash equivalents, with total assets of approximately $121.3 billion. Total revenues for the fiscal year ended June 30, 2012 were approximately $73.7 billion, reflecting a 5.4% year over year increase. Cash flow from operations for the same time period were approximately $31.6 billion, representing a 17.2% year over year increase. As of December 2012, Microsoft has a market cap of approximately $231.3 billion.

Microsoft’s lease commenced in January 2012 and expires December 31, 2021. Microsoft currently occupies 237,121 sq. ft. at 1020 Enterprise Way. The lease allows for a $75.00 PSF ($17,784,075) tenant allowance, of which approximately $15.5 million has been spent by the borrower on tenant build-out over “warm shell” space, and Microsoft has independently invested an additional approximately $33.4 million ($105.43 PSF) into the space. Microsoft has a one-time right to terminate its lease on December 31, 2018 with 12 months notice and a termination fee of $12,421,800 ($52.39 PSF). Microsoft has one five-year renewal option at the greater of (i) the base rent due at the end of the initial lease term or (ii) 95% of fair market rent with nine months prior notice.

Rambus Inc. (156,173 sq. ft., 16.4% of NRA, 17.9% of U/W Base Rent). Rambus Inc. (“Rambus”) (NASDAQ: RMBS), is a technology licensing company which focuses on the development of technologies that advance electronic systems. Rambus licenses its broad portfolio of over 1,000 patented inventions to semiconductor and system companies who use these inventions in the development and manufacture of their own products. Notable Rambus licensees include NVIDIA, Toshiba, Panasonic, AMD, Samsung Electronics and Broadcom. As of September 30, 2012, Rambus held cash and cash equivalents of approximately $152.2 million and total assets of approximately $601.8 million. Total revenues for the nine-month period ending September 30, 2012 were approximately $176.6 million. As of December 2012, Rambus has a market cap of approximately $583.2 million.

Rambus’s lease commenced in July 2010, and it expires on June 30, 2020. The sponsor has committed to invest approximately $11.9 million ($76.03 PSF) in capital expenditures to improve the Rambus space. Rambus has a one-time right to terminate its lease on June 30, 2017 with nine months prior notice, subject to a termination fee equal to the unamortized portion of all costs plus interest on the cumulative sum of such unamortized costs. Rambus has two five-year renewal options at the greater of (i) the base rent due at the end of the initial lease term or (ii) fair market rent, with 10 months’ prior notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 57.3% 1.56x 8.9%

The Market.    The Silicon Valley area is home to a large concentration of high-tech manufacturing, software, and research and development firms. The region, which is comprised of San Mateo County and Santa Clara County, has a population of approximately 2.6 million people with an average household income of $112,471, approximately 67.0% above the nationwide average. Silicon Valley is home to 14 of the 2012 Fortune 500 companies, including Apple Inc., Cisco Systems, Google, Oracle Corporation, and Hewlett-Packard. The Silicon Valley unemployment rate of 8.7%, as of July 2012, is lower than the State of California’s unemployment rate of 10.7%. Total employment in the Silicon Valley metropolitan statistical area grew by approximately 30,400 jobs from July 2011 to July 2012, and employment is expected to grow at average annual rate of 2.0% from 2012 to 2016.

The Q3 2012 Sunnyvale submarket Class A vacancy rate was 6.4%. The neighboring Mountain View submarket office vacancy rate was 3.5%, which is pushing corporate high technology firms such as Apple, Hewlett-Packard, Motorola and Google to expand eastward into the Sunnyvale submarket. Through Q3 2012, overall absorption in the Sunnyvale submarket was 404,671 sq. ft., lowering the vacancy rate in the submarket to 6.4%. As of Q3 2012, Sunnyvale Class A office asking rents averaged $45.24 PSF FSG. The appraiser identified eight comparable office tenants, which are presented in the subsequent chart. The appraiser determined market rent for the Moffett Towers Property to be $39.00 PSF NNN.

Competitive Set(1)
Property	Tenant	Location	Year Built	Lease Area (Sq. Ft.)	Base Rent (NNN)	Lease Term (yrs)
Moffett Towers Property	Various	Sunnyvale, CA	2008	951,498	$32.80	9.6	(2)
690 E. Middlefield Road	Synopsys, Inc.	Mountain View, CA	2014(3)	340,913	$37.80	15.0
Sunnyvale Towne Center	Apple, Inc.	Sunnyvale, CA	2010	156,960	$39.00	10.0
899. W. Evelyn Avenue	Nuance Communications	Mountain View, CA	2013(3)	68,554	$51.60	12.0
Mountain View Technology Park	Audience, Inc.	Mountain View, CA	2013(3)	87,565	$42.00	10.0
Santa Clara Gateway	Dell Marketing LP	Santa Clara, CA	2013(3)	149,608	$36.00	9.0
Santa Clara Gateway	Arista Networks, Inc.	Santa Clara, CA	2013(3)	149,608	$36.00	10.0
Sunnyvale Research Plaza	LinkedIn	Sunnyvale, CA	2014(3)	556,362	$38.52	12.0
Moffett Towers Phase II	Lab 126 (Amazon.com)	Sunnyvale, CA	2009 and 2014(3)	581,977	$37.80	8.0
(1)	Source: Appraisal
(2)	Lease Term (yrs) for the Moffett Towers Property represents the weighted average lease term for tenants currently in occupancy at the Moffett Towers Property.
(3)	Lease of a building under construction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 57.3% 1.56x 8.9%

Cash Flow Analysis.

Cash Flow Analysis
	1/1/2013 Annualized(1)	U/W	U/W PSF
Base Rent(2)	$30,232,656	$30,067,983	$31.60
Value of Vacant Space	0	4,387,658	4.61
Gross Potential Rent	$30,232,656	$34,455,641	$36.21
Total Recoveries	6,829,980	6,453,981	$6.78
Total Other Income	855,935	735,868	0.77
Less: Vacancy(3)	0	(4,387,658)	(4.61)
Effective Gross Income	$37,918,571	$37,257,832	$39.16
Total Operating Expenses	7,268,208	7,379,439	7.76
Net Operating Income	$30,650,363	$29,878,393	$31.40
TI/LC	0	1,283,355	1.35
TI/LC Reserve Credit(4)	0	(279,429)	(0.29)
Microsoft Holdback Reserve Credit(5)	0	(740,416)	(0.78)
Capital Expenditures	0	190,300	0.20
Net Cash Flow	$30,650,363	$29,424,583	$30.92

Average Annual Rent PSF(6)		$32.80

(1)	January 2013 annualized values are sponsor projections and assumed Microsoft had exercised its expansion option.
(2)	U/W Base Rent includes $2,358,978 in contractual step rent through December 2013.
(3)	U/W Vacancy represents 10.5% of gross income.
(4)	The U/W TI/LC Reserve Credit represents the net present value of the expected TI/LC reserve balance at the Moffett Towers Loan maturity.
(5)	The U/W Microsoft Holdback Reserve Credit represents the annual average of the Microsoft TI/LC reserve balance for the term of the Moffett Towers Loan.
(6)
Average Annual Rent PSF is based on operating statements and occupancy rates provided by the Moffett Towers Loan borrower. The Moffett Towers Property was constructed in 2008 and leased up from 2010 to 2012, therefore, historical average annual rent PSF figures are not available.

Property Management.    The Moffett Towers Property is managed by Paul Holdings, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Moffett Towers Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Moffett Towers Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) if there exists a Low Debt Service Period (as defined herein), (iii) upon the commencement of certain Lease Sweep Periods (as defined herein), or (iv) upon the occurrence of a default under the mezzanine loan.

A “Low Debt Service Period” commences if the debt service coverage ratio, as determined by lender, is less than 1.13x until the earlier to occur of (i) December 6, 2013 and (ii) the date on which the second and third floors for the building located at 1020 Enterprise Way are fully leased to one or more tenants, in which case a “Low Debt Service Period” will commence if the debt service coverage ratio, as determined by lender, is less than 1.20x, and ends if the debt service coverage ratio, as determined by lender, is at least 1.25x for two consecutive quarters.

A “Lease Sweep Period” will commence upon the earliest to occur of, among other events, (i) June 6, 2017, (ii) early termination or cancellation of all or a Material Surrender Portion of a Lease Sweep Lease, or (iii) if a non-investment grade tenant ceases operating its business at the Moffett Towers Property.  A “Lease Sweep Lease” means any of (i) the Microsoft lease, (ii) the Motorola Mobility lease, (iii) the Rambus lease, or (iv) any lease which is entered into by the borrower in replacement of any of the Microsoft lease, the Motorola Mobility lease or the Rambus lease. A “Material Surrender Portion” means at least 41,000 sq. ft. of space (or if a full floor of space is less than 41,000 sq. ft. of space, a full floor of space) demised under a Lease Sweep Lease.  Beginning with the monthly payment date on June 6, 2017 (or sooner, if a Lease Sweep Period exists), the borrower will be required to deposit $625,000 (or all excess cash during certain Lease Sweep Periods) on a monthly basis into the lease sweep reserve. If the amount of funds on deposit in the lease sweep reserve (together with lease termination payments, if any) equals $16,500,000, then all funds required to be deposited during the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 57.3% 1.56x 8.9%

Lease Sweep Period will be required to be deposited into a debt service reserve up to a cap (including the amounts in the lease sweep reserve) of $22,500,000. Notwithstanding the foregoing, if a Lease Sweep Period is in effect due solely to the early termination or cancellation of a Material Surrender Portion of a Lease Sweep Lease, the lease sweep and debt service reserve cap will be equal to $32.50 times the number of square feet of affected space.

Initial Reserves.    At or following the closing, the borrower deposited (i) $790,714 into a tax reserve account, (ii) $18,111,340 into the TI/LC reserve, of which $12,849,787 were reserved for outstanding tenant improvements related to the Motorola Mobility tenant, $2,159,176 was reserved for outstanding tenant improvements related to the Microsoft tenant, $2,021,899 was reserved for outstanding tenant improvements related to the Plaxo Inc. tenant, and $1,080,479 was reserved for outstanding tenant improvements related to the Financial Engines, Inc. tenant, (iii) $8,000,000 into the Microsoft Holdback reserve, (iv) $7,404,163 into the Microsoft Expansion Space reserve and (v) $1,389,632 into the free rent reserve (of which $666,049 was reserved for outstanding free rent associated with the Motorola Mobility, Inc. tenant, $668,209 was reserved for outstanding free rent associated with the Financial Engines, Inc. tenant, and $55,374 was reserved for outstanding free rent associated with the Plaxo Inc. tenant).
Ongoing Reserves.    In addition to the lease sweeps (as described above), on a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $263,571, into a tax reserve account and (ii) $15,858 into a capital expenditure account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    A $50,000,000 mezzanine loan was funded at closing. The mezzanine loan is coterminous with the Moffett Towers Loan and accrues interest at a rate of 7.0000% per annum. The mezzanine loan has a 10-year term and after a three-year interest only period, amortizes on a fixed schedule, which results in a 360-month effective amortization period.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    After the prepayment lockout expiration date, which is the earlier to occur of (i) two years after the closing date of the securitization which includes the last pari passu note to be securitized and (ii) December 6, 2015, the borrower may obtain the release of one or two of the three buildings at the Moffett Towers Property in conjunction with a third party sale of such building, provided, among other conditions set forth in the Moffett Towers Loan documents, (i) no event of default is continuing, (ii) the borrower makes a principal payment equal to the Lender’s Proportionate Share of the greater of (a) 100% of the net sales proceeds of such building being released and (b) 125% of the allocated loan amount for such building (as set forth in the Moffett Towers Loan documents), (iii) the DSCR of the remaining collateral after giving effect to such release is no less than the greater of (a) the DSCR immediately preceding the sale and (b) 1.26x, (iv) the LTV of the remaining collateral after giving effect to such release is no greater than (a) the LTV immediately preceding the sale and (b) 66.4%. The “Lender’s Proportionate Share” means a fraction, the numerator of which is the then outstanding principal balance of the Moffett Towers Loan Combination and the denominator of which is the aggregate outstanding principal balances of the Moffett Towers Loan Combination and the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 57.3% 1.56x 8.9%

ENTERPRISE WAY
BUILDING A
1000
Enterprise
Way
BUILDING C
1050
Enterprise
Way
BUILDING B
1030 Enterprise Way
PARKING
GARAGE
PARKING
GARAGE
MOFFETT PARK DRIVE
11TH AVENUE
Owned Collateral
N

Site plan based on information provided by the borrower as of November 13, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 57.3% 1.56x 8.9%

Stack plans based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 2 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 57.3% 1.56x 8.9%

Moffett Towers
1000, 1020 and 1050 Enterprise Way
Sunnyvale, CA 94089
CARTIFACT
San Francisco Bay
Coyote Creek
East Palo Alto
Palo Alto Golf Course
MIDTOWN
Palo Alto
Shoreline Golf Links
The Golf Club at Moffett Field
MOFFETT FEDERAL AIRFIELD
MOFFETT PARK
Sunnyvale Muni GC
RENAISSANCE
VTA LIGHT RAIL
Great America
Mission College
ALMA ST
EL CAMINO REAL
BAYSHORE FWY
MONTA LOMA
San Antonio Center
Alta Mesa Cemetery
CENTRAL EXPY
Mountain View
SUNNYVALE
N SAN ANTONIO RD
S EL MONTE AVE
SCOTT BLVD
CUERNAVACA
Sunnyvale Town Center
CALTRAIN
Los Altos Hills
El Camino Hospital
Foothill College
FOOTHILL EXPY
Las Palmas Park
PONDEROSA PARK
Santa Clara
Los Altos
Los Altos Golf & Country Club
EL CAMINO REAL
S MARY AVE
HOLLENBECK AVE
SUNNYVALE SARATOGA RD
LAWRENCE EXPY
Central Park
SAN TOMAS EXPY
Santa Clara Catholic Cemetery
Rancho San Antonio Open Space
Apple HQ
JUNIPERO SERRA FWY
Cupertino
Vallco Mall
STEVENS CREEK BLVD
Westfield Valley Fair
De Anza College
DE ANZA BLVD
BOLLINGER RD
LYNHAVEN
SARATOGA AVE
W HAMILTON AVE
Westgate Mall
Campbell
W CAMPBELL AVE
QUITO RD
Saratoga
101
82
237
85
280
Novato
Vallejo
San Pablo Bay
San Rafael
Richmond
Concord
Pittsburg
Antioch
Walnut Creek
Berkeley
Oakland
San Francisco
Alameda
Castro Valley
PACIFIC OCEAN
South San Francisco
San Francisco Bay
Hayward
Pleasanton
Union City
Pacifica
San Mateo
Fremont
Half Moon Bay
Redwood City
Palo Alto
Mountain View
Milpitas
Santa Clara
Sunnyvale
San Jose
Cupertino

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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10300 Southside Boulevard Jacksonville, FL 32256	Collateral Asset Summary – Loan No. 3 The Avenues	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 45.1% 4.02x 15.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10300 Southside Boulevard Jacksonville, FL 32256	Collateral Asset Summary – Loan No. 3 The Avenues	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 45.1% 4.02x 15.1%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Super Regional Mall
Sponsor:	Simon Property Group, L.P.			Collateral:	Fee Simple
Borrower:	Avenues Mall, LLC			Location:	Jacksonville, FL
Original Balance:	$110,000,000			Year Built / Renovated:	1990 / 2005
Cut-off Date Balance:	$110,000,000			Total Sq. Ft.:	1,116,480
% by Initial UPB:	7.4%			Total Collateral Sq. Ft.(4):	599,030
Interest Rate:	3.6000%			Property Management:	Simon Management Associates, LLC
Payment Date:	6th of each month			Underwritten NOI:	$16,646,192
First Payment Date:	March 6, 2013			Underwritten NCF:	$16,127,077
Maturity Date:	February 6, 2023			Appraised Value:	$244,000,000
Amortization:	Interest Only			Appraisal Date:	December 27, 2012
Additional Debt:	None
Call Protection(1):	L(25), D(88), O(7)			Historical NOI
Lockbox / Cash Management:	Hard / In Place			Most Recent NOI:	$16,626,796 (T-12 November 30, 2012)
				2011 NOI:	$16,724,160 (December 31, 2011)
Reserves(2)				2010 NOI:	$17,304,176 (December 31, 2010)
	Initial		Monthly	2009 NOI:	$17,125,735 (December 31, 2009)
Taxes:	$0		Springing
Insurance:	$0		Springing	Historical Occupancy(5)
Replacement:	$0		Springing	Current Occupancy(6)(7):	91.3% (January 7, 2013)
TI/LC:	$562,080		Springing	2011 Occupancy:	90.4% (December 31, 2011)
				2010 Occupancy:	92.4% (December 31, 2010)
Financial Information				2009 Occupancy:	91.5% (December 31, 2009)
Cut-off Date Balance / Sq. Ft.(3):		$184
(1)      See “Partial Release” herein.
(2)      See “Initial Reserves” and “Ongoing Reserves” herein.
(3)      Based on Total Collateral Sq. Ft. of 599,030.
(4)      Excludes Dillard’s, Belk, and J.C. Penney, which are not part of the collateral.
(5)      Historical Occupancy is based on Total Collateral Sq. Ft.
(6)      Current Occupancy is based on Total Collateral Sq. Ft. and includes Espling Jewelers (1,169 sq. ft.), which is not in occupancy but paying rent, and Signature Nails and Spa (1,587 sq. ft.), which has signed its lease but is not yet open for business or paying rent.
(7)      Based on Total Sq. Ft. of 1,116,480, Current Occupancy as of January 7, 2013 is 95.3%.

Balloon Balance / Sq. Ft.(3):		$184
Cut-off Date LTV:		45.1%
Balloon LTV:		45.1%
Underwritten NOI DSCR:		4.15x
Underwritten NCF DSCR:		4.02x
Underwritten NOI Debt Yield:		15.1%
Underwritten NCF Debt Yield:		14.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10300 Southside Boulevard Jacksonville, FL 32256	Collateral Asset Summary – Loan No. 3 The Avenues	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 45.1% 4.02x 15.1%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)(2)(3)	Sales PSF(2)(3)	Occupancy Cost (% of Sales)(2)(4)

Non-Collateral Anchors
Dillard’s	BB+/B1/BB	210,104	NAP	NAP	NAP	$23,500	$112	NAP
Belk	NR/NR/NR	181,460	NAP	NAP	NAP	$28,300	$156	NAP
J.C. Penney	B/B3/B-	125,886	NAP	NAP	NAP	$19,000	$151	NAP
Total		517,450				$70,800	$137

Collateral Anchors
Sears(5)	CCC/B3/CCC+	121,208	20.2%	9/25/2015	$3.00	$16,400	$135	2.5%
Forever 21	NR/NR/NR	116,298	19.4%	10/31/2019	$10.32	NAP	NAP	NAP
Subtotal		237,506	39.6%			$16,400	$135

Major Tenants (> 10,000 sq. ft.)
H&M(6)	NR/NR/NR	18,736	3.1%	1/31/2023	$29.72	NAP	NAP	NAP
Victoria’s Secret	BB+/Ba2/BB+	12,521	2.1%	1/31/2018	$42.00	$5,540	$442	15.9%
New York & Company	NR/NR/NR	10,556	1.8%	1/31/2015	$35.00	$2,333	$221	29.2%
Subtotal		41,813	7.0%			$7,873	$341	22.0%

In-line Tenants (<10,000 sq. ft.)(7)		250,321	41.8%		$36.34	$78,760	$349	16.2%

Restaurants		8,000	1.3%		$18.55	$2,037	$255	7.5%
Food Court		7,276	1.2%		$144.06	$7,530	$1,035	20.4%
Kiosk		1,675	0.3%		$382.14	$3,137	$2,127	17.1%
ATM/Other		189	0.0%		$123.87	NAP	NAP	NAP
Total Occupied Collateral		546,780	91.3%

Vacant		52,250	8.7%
Total Collateral		599,030	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) are provided by the borrower and only include tenants reporting an entire 12 months of sales as of September 30, 2012. Total Sales (000s) and Sales PSF for Dillard’s, Belk, J.C. Penney and Sears are as of year-end 2011 and are based on estimates of sales provided by the borrower. Based on a percentage of collateral square feet, approximately 90.1% of in-line tenants and 81.0% of total tenants reported sales for the period.

(3)	Total Sales (000s) and Sales PSF figures for both collateral and non-collateral anchor tenants are estimates provided by the borrower.
(4)	Occupancy Cost (% of Sales) excludes utilities reimbursement.
(5)	Sears has three remaining 5-year extension options at fixed rent of $3.00 PSF.
(6)
H&M has the right to terminate its lease with at least 12 months prior notice and payment of a termination fee if adjusted gross sales during the period of January 2016 to December 2016 do not exceed $4,909,000. In addition, H&M has one 5-year extension option.

(7)
Includes Espling Jewelers (1,169 sq. ft.), which is not in occupancy but paying rent, and Signature Nails and Spa (1,587 sq. ft.), which has signed its lease but is not yet open for business or paying rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10300 Southside Boulevard Jacksonville, FL 32256	Collateral Asset Summary – Loan No. 3 The Avenues	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 45.1% 4.02x 15.1%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	3	7,371	1.2%	7,371	1.2%	$33.53	1.8%	1.8%
2013	14	32,262	5.4%	39,633	6.6%	$44.64	10.3%	12.1%
2014	16	50,300	8.4%	89,933	15.0%	$28.97	10.4%	22.5%
2015	21	161,879	27.0%	251,812	42.0%	$13.82	16.0%	38.5%
2016	12	20,193	3.4%	272,005	45.4%	$41.02	5.9%	44.4%
2017	9	17,176	2.9%	289,181	48.3%	$48.56	6.0%	50.4%
2018	8	32,018	5.3%	321,199	53.6%	$48.10	11.0%	61.4%
2019	11	155,233	25.9%	476,432	79.5%	$16.17	18.0%	79.4%
2020	6	16,339	2.7%	492,771	82.3%	$43.78	5.1%	84.5%
2021	8	8,419	1.4%	501,190	83.7%	$72.52	4.4%	88.9%
2022	10	26,666	4.5%	527,856	88.1%	$36.99	7.1%	95.9%
2023	1	18,736	3.1%	546,592	91.2%	$29.72	4.0%	99.9%
Thereafter	1	188	0.0%	546,780	91.3%	$50.53	0.1%	100.0%
Vacant	NAP	52,250	8.7%	599,030	100.0%	NAP	NAP
Total / Wtd. Avg.	120	599,030	100.0%			$25.56	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

The Loan.  The Avenues loan (the “The Avenues Loan”) is a fixed rate loan secured by the borrower’s leasehold interest and an affiliate of the borrower’s fee simple interest (in each case covering the entire collateral property) in a 599,030 sq. ft. portion of a super regional mall at 10300 Southside Boulevard in Jacksonville, Florida (the “The Avenues Property”) with an original principal balance of $110.0 million. The Avenues Loan has a 10-year term and accrues interest at a fixed rate equal to 3.6000% per annum with interest only payments for the entire loan term. Loan proceeds were used to retire existing debt of approximately $66.2 million, giving the borrower an equity recapture of approximately $42.1 million. Based on the appraised value of $244.0 million as of December 27, 2012, the cut-off date LTV is 45.1% and the remaining implied equity is $134.0 million. The most recent prior financing of The Avenues Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$110,000,000	100.0%	Loan Payoff	$66,249,833	60.2%
			Reserves	$562,080	0.5%
			Closing Costs	$1,103,100	1.0%
			Return of Equity	$42,084,987	38.3%
Total Sources	$110,000,000	100.0%	Total Uses	$110,000,000	100.0%

The Borrower / Sponsor.    The borrower, Avenues Mall, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The borrower is a wholly owned subsidiary of Jacksonville Avenues Limited Partnership, a partnership between Simon Property Group, L.P., CBL & Associates, Inc. and Teachers’ Retirement System of the State of Illinois. The sponsor of the borrower and the nonrecourse carve-out guarantor is Simon Property Group, L.P. (the “Guarantor”), a subsidiary of Simon Property Group, Inc.; provided however, with respect to certain matters (including bankruptcy of the borrower or the Guarantor), the recourse liability will be limited to $11,000,000.

Simon Property Group, Inc. (“Simon”), rated A-/Baa1/A- by Fitch/Moody’s/S&P, is an S&P 100 company and the largest real estate company in the United States. As of January 2013, Simon had a market capitalization of approximately $50.4 billion and reported approximately $4.7 billion in revenue and $1.5 billion in net income for the twelve month period ended September 30, 2012. Simon reported a portfolio-wide occupancy rate of 94.6% as of September 30, 2012, representing an 80 basis point increase over the previous year. As of September 30, 2012, Simon owned or held an interest in 332 income-producing properties comprising over 241 million sq. ft. located throughout North America and Asia, which consisted of 160 malls, 60 Premium Outlets, 68 community/lifestyle centers, as well as 44 other properties. Internationally, Simon has ownership in eight Premium Outlets in Japan, two Premium Outlets in South

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10300 Southside Boulevard Jacksonville, FL 32256	Collateral Asset Summary – Loan No. 3 The Avenues	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 45.1% 4.02x 15.1%

Korea, one Premium Outlet in Mexico and one Premium Outlet in Malaysia. Simon also has a 28.9% ownership interest in Klépierre, a publicly-traded French REIT that holds ownership interest in a portfolio of more than 260 shopping centers in 13 countries across Europe.

CBL & Associates, Inc. (“CBL”) is an entity formed by the founders of CBL & Associates Properties, Inc. a public real estate investment trust. CBL & Associates Properties, Inc. owns, holds interests in or manages 163 properties across the United States, including 94 enclosed malls, and is an active developer of new regional malls, open-air centers, lifestyle and community centers. CBL & Associates Properties, Inc. has been publicly traded since 1993.

Teachers’ Retirement System of the State of Illinois (“TRS”) was established by the State of Illinois on July 1, 1939, to provide retirement, disability and death benefits to teachers employed by Illinois public elementary and secondary schools outside the city of Chicago. TRS benefits support more than 32,000 jobs, and as of June 30, 2012 total plan investments were approximately $36.8 billion, with approximately $4.5 billion invested in real estate.

The Property.  The Avenues Property consists of 599,030 collateral sq. ft. of a 1,116,480 sq. ft., multi-level, enclosed super regional mall located in Jacksonville, Florida. The Avenues Property collateral excludes 517,450 sq. ft. of anchor space owned by Dillard’s, Belk and J.C. Penney, and is 91.3% occupied as of January 7, 2013. The Avenues Property was constructed in 1990 and renovated in 2005 for approximately $9.8 million ($16 per collateral sq. ft.), which included interior and exterior signage updates, new furniture in the mall common areas, updated mall kiosks and renovations to the HVAC. In addition, there are 5,324 parking spaces for a parking ratio of 4.77 spaces per 1,000 sq. ft., based on total square feet.

The subsequent chart represents historical sales PSF at The Avenues Property. Since 2009, mall shop sales (both in-line and major tenants) have grown 11.1% from $314 PSF in 2009 to T-12 September 2012 sales of $348 PSF, with average occupancy of 91.4% during the same time period.

Historical Sales PSF(1)
	2009(2)	2010(2)	2011(2)	T-12 9/30/2012	2012 National Average	T-12 9/30/2012 Occupancy Cost
Dillard’s(3)	$108	$108	$112	NAV	$119	NAP
Belk	$111	$150	$156	NAV	$136	NAP
J.C. Penney	$147	$151	$151	NAV	$128	NAP
Sears(4)	$145	$139	$135	NAV	$154	2.5%

Major Tenants (>10,000 Sq. Ft.)	$271	$292	$323	$341	NAP	22.0%

In-Line Tenants(5)	$319	$330	$341	$349	NAP	16.2%
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	2009-2011 Sales PSF figures for Dillard’s, Belk, J.C. Penney and Sears are based upon borrower estimates of sales.
(3)	Dillard’s estimated gross sales for 2011 were $23.5 million versus the 2012 national average of $20.58 million in gross sales per store.
(4)	Sears estimated gross sales for 2011 were $16.4 million versus the 2012 national average of $8.74 million in gross sales per store.
(5)	Approximately 90.1% of in-line tenants by collateral sq. ft. report sales.

Environmental Matters. The Phase I environmental report dated December 31, 2012 recommended no further action at The Avenues Property.

The Market.  The Avenues Property is located in the Jacksonville metropolitan statistical area in northeast Florida. The Avenues Property is located at the intersection of Southside Boulevard and Phillips Highway, approximately two miles north of the intersection of Interstate 95 and Interstate 295, and approximately 13 miles southeast of downtown Jacksonville. Southside Boulevard is one of the primary retail corridors in the submarket and immediately to the north of The Avenues Property are several anchored shopping centers and suburban office buildings.  Between 2000 and 2012, the population within the primary trade area in a 20-mile radius around The Avenues Property increased at a compound annual rate of 1.52%. Average household income in the primary trade area in 2012 was $67,549, or 101.7% of the average in the Jacksonville metropolitan statistical area and 107.8% of the statewide average. Within a three-mile radius of the mall, the average household income was $83,568. In general, the average income levels decline at a greater distance from the mall.

The Avenues Property is located in the Arlington/Baymeadows/Mandarin submarket within the Jacksonville market. The Arlington/Baymeadows/Mandarin submarket is the largest in Jacksonville and as of Q3 2012 consists of approximately 8.9 million sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10300 Southside Boulevard Jacksonville, FL 32256	Collateral Asset Summary – Loan No. 3 The Avenues	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 45.1% 4.02x 15.1%

with average vacancy of 15.5%. The Avenues Property’s competitive set includes three other shopping centers totaling approximately 3.7 million sq. ft. and weighted average vacancy of 24.6%. The Avenues Property has anchor exclusivity among its competitive set for Forever 21 and is home to the only H&M store in northeast Florida.

The primary competition for The Avenues Property includes St. John’s Town Center, located approximately four miles northeast of the property. St. John’s Town Center, which is also owned and managed by Simon, is an open-air lifestyle center that is the most upscale retail facility in Jacksonville, with tenants such as Tiffany & Co., Louis Vuitton, Michael Kors and Coach. In addition, St. John’s Town Center has features typical of an anchored retail power center such as Target, Ashley Furniture, Barnes & Noble and PetSmart. The Orange Park Mall, also owned and managed by Simon, is another competitor. The Orange Park Mall is only located approximately 10 miles to the west of The Avenues Property. The Orange Park Mall features a similar profile of anchor tenants to The Avenues Property, but the two properties are separated by the St. John’s River. The last member of the competitive set is Regency Square Mall, which is the oldest mall in the Jacksonville market and struggled with vacancy for several years.

Competitive Set(1)
Name	The Avenues Property	St. John’s Town Center	Orange Park Mall	Regency Square Mall
Distance from Subject	NAP	4 miles	10 miles	10 miles
Property Type	Super Regional Mall	Lifestyle Center	Super Regional Mall	Super Regional Mall
Owner	Simon Property Group	Simon Property Group	Simon Property Group	GGP
Year Built / Renovated	1990 / 2005	2005, 2007 / NAP	1975, 1990 / 1984	1967, 1992 / 1999
Total Occupancy(2)	95.3%	93.0%	90.0%	50.0%
Size (Sq. Ft.)(2)	1,116,480	1,235,189	1,030,277	1,452,219
Anchors / Major Tenants	Dillard’s, Belk, J.C. Penney, Sears, Forever 21	Dillard’s, Target, Dick’s Sporting Goods, Ashley Furniture	Belk, Dillard’s, J.C. Penney, Sears, Dick’s Sporting Goods, AMC Theatres	Belk, Dillard’s, J.C. Penney, Sears
(1)	Source: Appraisal.
(2)	Total Occupancy and Size (Sq. Ft.) include all anchor tenants.

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 11/30/2012	U/W	U/W PSF
Base Rent(1)	$14,491,100	$14,178,576	$14,235,244	$14,034,347	$14,076,450	$23.50
Temporary Tenant Rent	1,617,374	1,689,150	1,638,963	1,723,061	1,644,465	2.75
Value of Vacant Space	0	0	0	0	1,964,038	3.28
Gross Potential Rent	$16,108,474	$15,867,726	$15,874,207	$15,757,408	$17,684,952	$29.52
Total Recoveries	9,722,914	9,615,432	8,770,799	8,689,648	8,955,387	14.95
Total Other Income	690,374	829,050	691,937	592,937	718,682	1.20
Less: Bad Debt	(433,114)	(203,845)	(32,538)	40,837	0	0.00
Less: Vacancy(2)	0	0	0	0	(1,964,038)	(3.28)
Effective Gross Income	$26,088,648	$26,108,363	$25,304,405	$25,080,830	$25,394,984	$42.39
Total Operating Expenses	8,962,913	8,804,187	8,580,245	8,454,034	8,748,792	14.60
Net Operating Income	$17,125,735	$17,304,176	$16,724,160	$16,626,796	$16,646,192	$27.79
TI/LC	0	0	0	0	369,358	0.62
Capital Expenditures	0	0	0	0	149,758	0.25
Net Cash Flow	$17,125,735	$17,304,176	$16,724,160	$16,626,796	$16,127,077	$26.92

(1)	U/W Base Rent includes $102,742 in contractual step rent through September 2013.
(2)	U/W Vacancy represents 7.2% of gross income.

Property Management.    The Avenues Property is managed by Simon Management Associates, LLC, a borrower affiliate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10300 Southside Boulevard Jacksonville, FL 32256	Collateral Asset Summary – Loan No. 3 The Avenues	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 45.1% 4.02x 15.1%

Lockbox / Cash Management.    The Avenues Loan is structured with a hard lockbox and in place cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept weekly to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents. Provided no Cash Sweep Period (as defined below) is in effect, all funds in the lockbox account after payment of all required monthly debt service and reserve amounts (if any) will be remitted to the borrower on a weekly basis.

Excess cash will be retained in the lender controlled account during a “Cash Sweep Period” which  will commence if (i) the DSCR falls below 1.10x for two consecutive calendar quarters, based upon a trailing four quarter period, until such time that The Avenues Property achieves a DSCR of at least 1.10x for two consecutive calendar quarters, based upon a trailing four quarter period,  (ii) the property manager becomes party to a bankruptcy, insolvency or similar action, until such time that the property manager  is replaced in accordance with The Avenues Loan documents or (iii) an event of default under The Avenues Loan documents is occurring, until such time that the lender accepts a cure of such event of default, subject to the satisfaction of certain conditions set forth in The Avenues Loan documents.

Initial Reserves.    At closing, the borrower deposited $562,080 into the TI/LC reserve account, all of which is reserved for existing TI/LC obligations associated with the H&M lease.

Ongoing Reserves.    During a Trigger Period (as defined below) or Cash Sweep Period, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes into a tax reserve account, (ii) $8,486 into a capital expenditure account, subject to a cap of $203,667 and (iii) $41,683 into a TI/LC reserve account, subject to a cap of $1,000,398. In addition, during a Trigger Period or Cash Sweep Period, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

A “Trigger Period” will commence if the DSCR falls below 1.20x for two consecutive calendar quarters, based upon a trailing four quarter period, and will end if The Avenues Property achieves a DSCR of at least 1.20x for two consecutive calendar quarters, based upon a trailing four quarter period.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.  The borrower may obtain the release of immaterial or non-income producing portions of The Avenues Property, provided, among other things, the LTV ratio of the remaining property is not more than 125%; provided that if the LTV ratio is more than 125%, the borrower may obtain the release provided it pays down the principal balance of The Avenues Loan by an amount equal to the least of: (A) the net proceeds of an arm’s-length sale of the release parcel to an unrelated person, (B) the fair market value of the release parcel  at the time of the transfer and release, or (C) an amount such that that the LTV ratio does not increase after the transfer and release.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10300 Southside Boulevard Jacksonville, FL 32256	Collateral Asset Summary – Loan No. 3 The Avenues	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 45.1% 4.02x 15.1%

Site plans based on information provided by the borrower as of January 7, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10300 Southside Boulevard Jacksonville, FL 32256	Collateral Asset Summary – Loan No. 3 The Avenues	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 45.1% 4.02x 15.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Rochester, MN	Collateral Asset Summary – Loan No. 4 Rochester Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$109,857,615 52.4% 2.10x 14.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Rochester, MN	Collateral Asset Summary – Loan No. 4 Rochester Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$109,857,615 52.4% 2.10x 14.5%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of four properties
Loan Purpose:	Acquisition			Property Type:	Hospitality
Sponsor:	Javon R. Bea; Vita E. Bea			Collateral:	Fee Simple
Borrower:	KAH 20 2nd Avenue LLC; KINN 9 3rd			Location:	Rochester, MN
	Avenue LLC; MAR 1st Avenue SW			Year Built / Renovated:	Various / Various
	LLC; RES 441 Center Street LLC			Rooms:	1,230
Original Balance(1):	$110,000,000			Property Management:	Sunstone Hotel Properties, Inc., an
Cut-off Date Balance(1):	$109,857,615				affiliate of Interstate Hotels and
% by Initial UPB:	7.4%				Resorts, Inc.
Interest Rate:	4.914863%			Underwritten NOI:	$15,891,043
Payment Date:	6th of each month			Underwritten NCF:	$13,967,116
First Payment Date:	March 6, 2013			“As-is” Appraised Value:	$209,500,000
Maturity Date:	February 6, 2018			“As-is” Appraisal Date:	December 20, 2012
Amortization(2):	360 months			“As Stabilized” Appraised Value(5):	$235,800,000
Additional Debt(1):	$9,987,056 Junior Non-Pooled			“As Stabilized” Appraisal Date(6):	January 1, 2015; January 1, 2016
	Component
	$24,967,640 Mezzanine Loan			Historical NOI
Call Protection:	L(25), D(31), O(4)			Most Recent NOI:	$16,646,161 (T-12 November 30, 2012)
Lockbox / Cash Management:	Hard / In Place			2011 NOI:	$15,388,592 (December 31, 2011)
				2010 NOI:	$13,591,651 (December 31, 2010)
Reserves(3)				2009 NOI:	$14,321,232 (December 31, 2009)
	Initial	Monthly
Taxes:	$780,625	$195,156		Historical Occupancy
Insurance:	$41,004	$41,004		Current Occupancy:	61.2% (November 30, 2012)
FF&E:	$0	Various		2011 Occupancy:	60.8% (December 31, 2011)
Required Repairs:	$534,513	NAP		2010 Occupancy:	60.6% (December 31, 2010)
PIP Reserve:	$555,519	$0		2009 Occupancy:	63.0% (December 31, 2009)
Seasonality Reserve:	$0	Available cash each
(1)   The Rochester Hotel Portfolio Loan has an original principal balance of $120.0 million, consisting of a senior pooled component in the amount of $110.0 million (the “Senior Pooled Component”) and a junior non-pooled component in the amount of $10.0 million (the “Junior Non-Pooled Component”). See “Current Mezzanine or Subordinate Indebtedness” herein.
(2)   The Rochester Hotel Portfolio Loan is structured with a fixed amortization schedule based on a 360 month amortization period for the mortgage loan, together with the related mezzanine loan (total debt). See Annex H-2-1 and Annex H-2-2 of the Free Writing Prospectus.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   Total Debt includes the Junior Non-Pooled Component and the mezzanine debt.
(5)   The “As Stabilized” cut-off date LTV is 46.6% based on achieving weighted average occupancy, ADR and RevPAR for the portfolio of 65.1%, $140.80 and $92.62, respectively.
(6)   The “As Stabilized” Appraisal Date for the Kahler Grand, Rochester Marriott and Kahler Inn & Suites Properties is January 1, 2015. The “As Stabilized” Appraisal Date for the Residence Inn Rochester Property is January 1, 2016.

		November

Financial Information
	Pooled Component	Mortgage Loan	Total Debt(4)
Cut-off Date Balance / Room:	$89,315	$97,435	$117,734
Balloon Balance / Room:	$83,936	$91,566	$110,643
Cut-off Date LTV(5):	52.4%	57.2%	69.1%
Balloon LTV:	49.3%	53.8%	65.0%
Underwritten NOI DSCR:	2.39x	2.07x	1.48x
Underwritten NCF DSCR:	2.10x	1.82x	1.30x
Underwritten NOI Debt Yield:	14.5%	13.3%	11.0%
Underwritten NCF Debt Yield:	12.7%	11.7%	9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Rochester, MN	Collateral Asset Summary – Loan No. 4 Rochester Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$109,857,615 52.4% 2.10x 14.5%

Portfolio Summary
Property	Location	# of Rooms	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Kahler Grand	Rochester, MN	668	1921, 1954, 1962 / 2007-2012	$48,830,549	$93,000,000	55.9%
Rochester Marriott	Rochester, MN	202	1989 / 2005-2011	$29,665,871	$56,500,000	66.6%
Kahler Inn & Suites	Rochester, MN	271	1973, 1977, 1990 / 2009, 2011-2012	$21,002,387	$40,000,000	66.0%
Residence Inn Rochester	Rochester, MN	89	2004 / 2012-2013	$10,501,193	$20,000,000	74.3%
Total / Wtd. Avg.		1,230		$110,000,000	$209,500,000	61.2%
(1)	Average occupancy for the trailing 12 months ended November 30, 2012.

Historical Occupancy, ADR, RevPAR(1)
	Kahler Grand Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2008	61.5%	$105.23	$64.76	61.2%	$79.30	$48.49	100.6%	132.7%	133.5%
2009	59.6%	$102.44	$61.10	58.2%	$77.62	$45.18	102.5%	132.0%	135.2%
2010	56.6%	$110.60	$62.64	58.6%	$79.33	$46.48	96.7%	139.4%	134.8%
2011	57.7%	$112.14	$64.68	60.3%	$82.95	$50.02	95.6%	135.2%	129.3%
T-12 November 2012	55.9%	$111.60	$62.42	59.3%	$84.11	$49.90	94.3%	132.7%	125.1%

Historical Occupancy, ADR, RevPAR(1)
	Rochester Marriott Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2008	64.7%	$219.86	$142.25	62.2%	$92.26	$57.35	104.1%	238.3%	248.0%
2009	61.5%	$198.79	$122.23	59.4%	$92.38	$54.87	103.5%	215.2%	222.8%
2010	63.2%	$204.61	$129.39	59.2%	$96.17	$56.94	106.8%	212.8%	227.2%
2011	60.4%	$205.31	$123.98	62.3%	$100.29	$62.47	96.9%	204.7%	198.5%
T-12 November 2012	66.6%	$204.82	$136.42	60.6%	$102.10	$61.86	109.9%	200.6%	220.5%

Historical Occupancy, ADR, RevPAR(1)
	Kahler Inn & Suites Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2008	73.0%	$96.09	$70.15	62.2%	$92.26	$57.35	117.4%	104.2%	122.3%
2009	69.2%	$97.28	$67.33	59.4%	$92.38	$54.87	116.5%	105.3%	122.7%
2010	62.5%	$102.12	$63.83	59.2%	$96.17	$56.94	105.6%	106.2%	112.1%
2011	62.6%	$108.43	$67.82	62.3%	$100.29	$62.47	100.4%	108.1%	108.6%
T-12 November 2012	66.0%	$114.97	$75.91	60.6%	$102.10	$61.86	109.0%	112.6%	122.7%

Historical Occupancy, ADR, RevPAR(1)
	Residence Inn Rochester Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2008	76.5%	$129.59	$99.09	74.1%	$96.40	$71.39	103.2%	134.4%	138.8%
2009	72.4%	$124.38	$90.03	70.8%	$94.48	$66.87	102.3%	131.6%	134.6%
2010	78.0%	$126.68	$98.82	71.2%	$93.19	$66.38	109.5%	135.9%	148.9%
2011	79.5%	$134.05	$106.60	72.3%	$96.10	$69.44	110.1%	139.5%	153.5%
T-12 November 2012	74.3%	$137.44	$102.10	70.9%	$96.91	$68.68	104.8%	141.8%	148.7%
(1)
Source: Hospitality Research Report. The minor variances between the underwriting and the above tables with respect to Occupancy, ADR and RevPAR at the Rochester Hotel Portfolio Properties are attributable to variances in reporting methodologies and/or timing differences.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Rochester, MN	Collateral Asset Summary – Loan No. 4 Rochester Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$109,857,615 52.4% 2.10x 14.5%

Primary Competitive Set – Kahler Grand and Rochester Marriott Properties(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2012 Occupancy(2)	2012 ADR(2)	2012 RevPAR(2)
Kahler Grand Property	668	1921	19,500	56%	$112	$62
Rochester Marriott Property	202	1989	9,200	67%	$205	$136
TownePlace Suites Rochester	82	2000	NAP	76%	$90	$68
Courtyard Rochester	117	2005	1,000	77%	$112	$86
Residence Inn Rochester	89	2004	480	74%	$137	$102
Aspen Suites	82	2002	NAP	80%	$105	$84
Springhill Suites Rochester	86	1998	NAP	77%	$101	$78
Holiday Inn Rochester	173	1971	4,000	45%	$92	$41
Doubletree Rochester	212	1989	8,000	66%	$147	$97
Hilton Garden Inn	143	1999	800	70%	$117	$82
Hampton Inn Rochester	103	1994	NAP	72%	$98	$71
(1)	Source: Appraisals, hospitality research report.
(2)	Full-year 2012 Occupancy, ADR and RevPAR figures were estimated by the appraiser from hospitality research reports.

Primary Competitive Set – Kahler Inn & Suites Property(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2012 Occupancy(2)	2012 ADR(2)	2012 RevPAR(2)
Kahler Inn & Suites Property	271	1973	NAP	66%	$115	$76
Residence Inn Rochester	89	2004	480	74%	$137	$102
Holiday Inn Rochester	173	1971	4,000	45%	$92	$41
Kahler Grand	668	1921	19,500	56%	$112	$62
(1)	Source: Appraisal, hospitality research report.
(2)	Full-year 2012 Occupancy, ADR and RevPAR figures were estimated by the appraiser from hospitality research reports.

Primary Competitive Set – Residence Inn Rochester Property(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2012 Occupancy(2)	2012 ADR(2)	2012 RevPAR(2)
Residence Inn Rochester Property	89	2004	480	74%	$137	$102
Springhill Suites Rochester	86	1998	NAP	77%	$101	$78
Aspen Suites	82	2002	NAP	80%	$105	$84
Kahler Inn & Suites	271	1973	NAP	66%	$115	$76
(1)	Source: Appraisal, hospitality research report.
(2)	Full-year 2012 Occupancy, ADR and RevPAR figures were estimated by the appraiser from hospitality research reports.

The Loan.   The Rochester Hotel Portfolio loan (the “Rochester Hotel Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple interests in four hotels located in Rochester, Minnesota (the “Rochester Hotel Portfolio Properties”) with an original principal balance of $120.0 million, consisting of a senior pooled component in the amount of $110.0 million (the “Senior Pooled Component”), and a junior non-pooled component in the amount of $10.0 million (the “Junior Non-Pooled Component”).  The Senior Pooled Component has a five-year term and amortizes on a fixed schedule which results in an effective 360-month amortization period. The Senior Pooled Component accrues interest at a fixed rate equal to 4.914863% and has a cut-off date balance of approximately $109.9 million. The Rochester Hotel Portfolio Loan proceeds, along with a $25.0 million mezzanine loan funded concurrently, a $25.0 million preferred equity investment and approximately $45.9 million of equity from the borrowers were used to acquire the properties for $210.0 million and also fund reserves and pay closing costs. Based on the “As-is” appraised value of $209.5 million as of December 20, 2012, the cut-off date LTV is 52.4%. Based on the “As Stabilized” appraised value of $235.8 million as of January 1, 2015 and January 1, 2016, the “As Stabilized” cut-off date LTV is 46.6%. The most recent prior financing of the Kahler Grand Property was included in the BSCMS 2005-PWR9 transaction. The most recent prior financings of the Rochester Marriott, Kahler Inn & Suites and Residence Inn Rochester Properties were not included in securitizations.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Rochester, MN	Collateral Asset Summary – Loan No. 4 Rochester Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$109,857,615 52.4% 2.10x 14.5%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Pooled Senior Trust Component	$110,000,000	51.0%	Purchase Price	$210,000,000	97.3%
Non-Pooled Junior Trust Component	$10,000,000	4.6%	Reserves	$1,911,661	0.9%
Mezzanine Loan	$25,000,000	11.6%	Closing Costs	$3,983,788	1.8%
Preferred Equity	$25,000,000	11.6%
Borrower Equity	$45,895,449	21.3%
Total Sources	$215,895,449	100.0%	Total Uses	$215,895,449	100.0%

The Borrower / Sponsor.    The borrowers, KAH 20 2nd Avenue LLC; KINN 9 3rd Avenue LLC; MAR 1st Avenue SW LLC; and RES 441 Center Street LLC, are each single purpose Delaware limited liability companies structured to be bankruptcy-remote, each with two independent directors in their organizational structures. The sponsors of the borrowers and the nonrecourse carve-out guarantors are Javon R. Bea and Vita E. Bea, on a joint and several basis.

Javon R. Bea is president and CEO of Mercy Health System, a vertically integrated health system headquartered in Janesville, Wisconsin that services southern Wisconsin and northern Illinois. Mr. Bea has over 30 years of experience in healthcare management and under his leadership, Mercy Health System has grown from a single, stand-alone community hospital to a system with three hospitals and 68 clinical sites, serving 26 communities in Wisconsin and Illinois. As of year-end 2012, Mercy Health System employed 385 physicians and over 4,000 employees, and had gross revenues of $1.1 billion.

The Properties. The Rochester Hotel Portfolio is comprised of four hotels totaling 1,230 rooms located in downtown Rochester, Minnesota each of which are connected to the Mayo Clinic (rated NR/Aa2/AA by Fitch/Moody’s/S&P)  via climate controlled pedestrian tunnels.

Kahler Grand (54.3% of portfolio rooms, 42.0% of annual U/W NCF) is an 11-story, 668-room full service hotel located adjacent to the Mayo Clinic, which it is connected to via an underground walkway system. The underground walkway system and first floor of the hotel houses approximately 67,527 sq. ft. of retail space which was 96.2% occupied as of January 21, 2013. The hotel is also connected to a six-level parking garage that contains 307 parking spaces. The hotel was constructed in phases between 1921 and 1962 and has recently undergone a renovation which included a remodeling of common areas at the hotel, including the front desk, ballroom and indoor pool and fitness center. Since 2003, the hotel has undergone approximately $29.4 million in renovations.

Amenities at the Kahler Grand Property include approximately 19,500 sq. ft. of meeting space, 24-hour room service, wired and wireless high speed internet, indoor pool and sauna, fitness center and the Grand Grill restaurant and Martini Lounge. In-room amenities include flat panel televisions, work desk and chair, coffee maker, hairdryer, iron and ironing board. The top two floors of the Kahler Grand Property, referred to as “The International Hotel”, contain 44 deluxe suites with highly upgraded finishes and amenities, as well as access to a concierge lounge which offers complimentary food and beverages throughout the day.

Rochester Marriott (16.4% of portfolio rooms, 28.4% of annual U/W NCF) is a nine-story, 202-room full service hotel located adjacent to the Mayo Clinic, which it is connected to via an underground walkway system. The underground walkway system and first floor of the hotel houses 14,900 sq. ft. of retail space, including national tenants such as Caribou Coffee, Cinnabon and Quizno’s, and was 100.0% occupied as of January 21, 2013. The hotel was constructed in 1989 and has undergone approximately $11.5 million in renovations since 2003.

Amenities at the Rochester Marriott Property include 9,200 sq. ft. of meeting space, room service, wired and wireless high speed internet, an indoor pool and spa, fitness center, the DEN restaurant and lounge and a Starbucks. In-room amenities include flat panel televisions, work desk and chair, coffee maker, hairdryer, iron and ironing board. Guestrooms on the eighth and ninth floors are considered “Concierge” level rooms and offer additional amenities and services as well as access to the concierge lounge, which offers complimentary food and beverages throughout the day.

Kahler Inn & Suites (22.0% of portfolio rooms, 20.3% of annual U/W NCF) is a nine-story, 271-room limited service hotel located adjacent to the Mayo Clinic, which it is connected to via an underground walkway system. The hotel has 109 available parking spaces in its two-story garage. The ground level both in and alongside the exterior of the hotel also houses approximately 2,800 sq. ft. of retail space, which is 100.0% occupied by four tenants, including Caribou Coffee and Jimmy Johns, as of January 21, 2013. The hotel was constructed in phases between 1973 and 1990 and has undergone approximately $7.8 million in refurbishments since 2003.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Rochester, MN	Collateral Asset Summary – Loan No. 4 Rochester Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$109,857,615 52.4% 2.10x 14.5%

Amenities at the Kahler Inn & Suites Property include a pool and whirlpool, fitness room, business center, high-speed internet access, an arcade area and the Center Street Country Café restaurant. In-room amenities include flat panel televisions, dresser, dining room table, a pull-out sofa bed, hairdryer, iron and ironing board. Suite rooms include kitchens equipped with microwave, refrigerator, coffee maker and serving dishes and utensils.

Residence Inn Rochester (7.2% of portfolio rooms, 9.3% of annual U/W NCF) is a seven-story, 89-room extended stay hotel located in downtown Rochester, Minnesota and is connected to the Mayo Clinic via an underground walkway system. The hotel has 64 parking spaces available, including 28 in an on-site parking garage. The hotel was constructed in 2004 and has undergone approximately $2.2 million in refurbishments since opening, with approximately $1.6 million spent on renovations in 2012 and 2013.

Amenities at the Residence Inn Rochester Property include a fitness room, sundries shop, laundry facility, business center, high-speed internet access and breakfast area. The suite-style guestrooms are furnished with queen-size beds, nightstands, lamps, a dresser, work desk with chair, two flat panel televisions, pull-out sofa bed, dining room table and a fully equipped kitchen which includes a dishwasher, microwave, refrigerator, stove, coffee maker and serving dishes and utensils.

Environmental Matters. The Phase I environmental reports dated January 18, 2013 recommended no further action at the Rochester Marriott Property and Residence Inn Rochester Property. The Phase I environmental reports dated January 18, 2013 recommended the implementation of asbestos operation and maintenance plans at the Kahler Grand Property and Kahler Inn & Suites Property, which are already in place.

The Market.   The Rochester Hotel Portfolio Properties are located in downtown Rochester, the third largest city in Minnesota. The Rochester Hotel Portfolio Properties are adjacent to and around the Mayo Clinic, a world-renowned medical complex and the largest employer in the city of Rochester. In addition, the Rochester International airport is located approximately eight miles south of the Rochester Hotel Portfolio Properties. The Mayo Clinic is comprised of approximately 15.0 million sq. ft. of medical space throughout 30 different buildings and provides for the largest lodging demand segmentation in the market. The demand segments for the area are broken out between clinical, corporate, extended stay and group. The clinical segment, which is considered to make up approximately 41% of market demand, within the market represents patients, and visitors of patients, of the Mayo Clinic staying less than five days, and as the largest demand segment, the Rochester Hotel Portfolio Properties benefit from the close location and connectivity to the Mayo Clinic. In addition, the majority of the corporate segment, which is considered to make up approximately 21% of market demand, is associated with Mayo Clinic vendors. In addition to the Mayo Clinic, the Rochester area includes the Mayo Civic Center, the largest event facility in southern Minnesota. The Mayo Civic Center offers a variety of venues containing approximately 120,000 sq. ft. of space with the capability to host events ranging from sports tournaments to performing arts.

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 11/30/2012	U/W	U/W per Room
Occupancy	63.0%	60.6%	60.8%	61.2%	61.2%
ADR	$118.53	$126.36	$128.64	$131.37	$131.37
RevPAR	$74.65	$76.52	$78.18	$80.46	$80.46

Room Revenue	$33,539,765	$34,383,614	$35,127,979	$36,145,290	$36,145,290	$29,386
F&B Revenue	7,529,119	7,173,361	7,044,656	7,552,277	7,552,277	6,140
Other Revenue	4,193,669	4,267,049	4,264,971	4,400,617	4,400,617	3,578
Total Revenue	$45,262,553	$45,824,023	$46,437,606	$48,098,184	$48,098,184	$39,104
Operating Expenses	14,786,633	16,470,232	14,998,165	15,394,427	15,394,427	12,516
Undistributed Expenses	12,900,874	12,372,220	12,628,139	12,687,590	12,703,824	10,328
Gross Operating Profit	$17,575,046	$16,981,571	$18,811,302	$20,016,168	$19,999,933	$16,260
Total Fixed Charges	3,253,814	3,389,920	3,422,710	3,370,007	4,108,890	3,341
Net Operating Income	$14,321,232	$13,591,651	$15,388,592	$16,646,161	$15,891,043	$12,920
FF&E(1)	1,841,913	1,832,961	1,857,504	1,923,927	1,923,927	1,564
Net Cash Flow	$12,479,320	$11,758,690	$13,531,088	$14,722,233	$13,967,116	$11,355

(1)
The U/W FF&E reserve is based on 4.0% of gross monthly revenues (excluding income from retail leases) for the Rochester Marriott and Residence Inn Rochester Properties and 5.0% of gross monthly revenues (excluding income from retail leases) for the Kahler Grand and Kahler Inn & Suites Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Rochester, MN	Collateral Asset Summary – Loan No. 4 Rochester Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$109,857,615 52.4% 2.10x 14.5%

Property Management.    The Rochester Hotel Portfolio Properties are managed by Sunstone Hotel Properties, Inc., an affiliate of Interstate Hotels and Resorts, Inc.

Lockbox / Cash Management.    The Rochester Hotel Portfolio Loan is structured with a hard lockbox and in place cash management. All rents and other payments are required to be deposited directly into one or more lockbox account(s) controlled by the lender. All funds in each such lockbox account are swept daily to a cash management account under the control of the lender and disbursed on each monthly payment date during the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) the occurrence of an event of default, (ii) if the debt service coverage ratio on the last day of any calendar quarter is less than 1.05x or (iii) the occurrence of an event of default under the mezzanine loan, and will end if (a) with respect to clause (i), the event of default has been cured and such cure has been accepted by lender and no other event of default is then continuing, (b) with respect to clause (ii), the debt service coverage ratio is 1.10x for two consecutive calendar quarters, or (c) with respect to clause (iii), the default under the mezzanine loan has been cured or waived and no other event of default is then continuing under the mezzanine loan or mezzanine lender consummates an action or proceeding to realize upon the equity collateral in borrowers securing the mezzanine loan.

Initial Reserves.    At closing, the borrowers deposited (i) $780,625 into a tax reserve account, (ii) $41,004 into an insurance reserve account, (iii) $534,513 into the required repairs reserve, which is equal to 125% of the expected cost of the required repairs determined in the engineering reports for the Rochester Hotel Portfolio Properties, and (iv) $555,519 into the PIP reserve account associated with existing PIP obligations for the Rochester Marriott and Residence Inn Rochester Properties.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $195,156 into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $41,004 into an insurance reserve account, (iii) 4.0% of monthly gross revenues (excluding income from retail leases) for the Marriott Rochester and Residence Inn Rochester Properties and 5.0% of monthly gross revenues (excluding income from retail leases) for the Kahler Grand and Kahler Inn & Suites Properties into a monthly FF&E reserve account and (iv) on each November monthly payment date, an amount equal to all excess cash flow into the seasonality reserve to be disbursed on the monthly payment date in the immediately following December.

Current Mezzanine or Subordinate Indebtedness.    The Rochester Hotel Portfolio Loan will be divided into the Senior Pooled Component and the Junior Non-Pooled Component. The Junior Non-Pooled Component accrues interest at a rate of 9.2500% per annum and is coterminous with the Senior Pooled Component. In addition, a $25.0 million mezzanine loan was funded at closing. The mezzanine loan is coterminous with the Rochester Hotel Portfolio Loan and accrues interest at a rate of 11.0000% per annum. The mezzanine loan has a five-year term and amortizes on a fixed schedule, which results in a 360-month effective amortization period.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Preferred Equity.   An entity controlled by Sunstone Hotel Investors made a $25.0 million preferred equity investment in Kahler Hotels LLC, the indirect owner of the borrowers, which has a preferred rate of return of 11.0000% per annum. Payments to the preferred equity holder are only payable from excess cash flow, and will accrue if not paid currently. The preferred equity is structured with a preferred return accrual feature whereby the borrowers can defer payment for up to 18 months following the date that both the Rochester Hotel Portfolio Loan and mezzanine loan have been paid in full. The preferred equity holder also has the right to cure any loan defaults under the Rochester Hotel Portfolio Loan that remain uncured beyond applicable cure periods and any amounts paid to cure will constitute additional preferred equity with a preferred rate of return of 15% and which must be redeemed within 30 days.  In addition, if as a result of any additional capital contribution, the preferred equity holder’s indirect equity interest exceeds 49% of the total equity, such equity must be redeemed within 60 days in an amount sufficient to bring the preferred equity holder’s interest down to not more than 49% of the total.  If a default preferred equity contribution is not repaid within 30 days, or if the preferred equity holder’s equity interest exceeds 49% and is not redeemed within 60 days, the preferred equity holder’s sole remedy is to force the borrowers to market the collateral properties for sale, to the extent permitted under the loan documents for the Rochester Hotel Portfolio Loan and mezzanine loan and subject to the satisfaction of all terms and conditions relating thereto under such loan documents.

Partial Release.    None.

Substitution of Collateral.   None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Rochester, MN	Collateral Asset Summary – Loan No. 4 Rochester Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$109,857,615 52.4% 2.10x 14.5%

MAP © 2012 CARTIFACT
CARTIFACT
ROCHESTER
Goose Egg Park
J R Cooke Park
CIVIC CENTER DR
Kutzky Park
Charter House
Central Park
Miracle Mile Shopping Center
1ST ST NW
W CENTER ST
1ST ST SW
2ND ST SW
16TH AVE SW
13TH AVE SW
12TH AVE SW
11TH AVE SW
7TH AVE SW
6TH AVE SW
5TH AVE SW
4TH AVE SW
3RD AVE SW
N BROADWAY
Lourdes High School
Rochester Methodist Hospital
Dan Abraham Healthy Living Center
Mayo Clinic
Ozmun Building
Baldwin Building
Guggenheim Building
201
St Mary's Hospital
St Mary's Park
Soldiers Memorial Field
Soldiers Memorial Field Golf Course
52
63
Minneapolis
Coon Rapids
Eden Prairie
St Paul
Burnsville
WISCONSIN
MINNESOTA
Mankato
Owatonna
Rochester
Albert Lea
ROCHESTER HOTEL PORTFOLIO
1 Kahler Grand 20 Second Avenue Southwest
2 Rochester Marriott 101 First Avenue Southwest
3 Kahler Inn & Suites 9 Third Avenue Northwest
4 Residence Inn Rochester 441 West Center Street

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 5 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 63.5% 2.62x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 5 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 63.5% 2.62x 10.8%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	CBD Office
Sponsor:	Joseph Mizrachi; Eyal Ben-Yosef;		Collateral:	Fee Simple
	David Alcalay; David Werner		Location:	Chicago, IL
Borrower:	540 West Madison Owner LLC		Year Built / Renovated:	2003 / NAP
Original Balance(1):	$100,000,000		Total Sq. Ft.:	1,102,776
Cut-off Date Balance(1):	$100,000,000		Property Management:	540 General Manager LLC
% by Initial UPB:	6.7%		Underwritten NOI:	$25,361,482
Interest Rate:	3.9050%		Underwritten NCF:	$24,356,136
Payment Date:	6th of each month		“As-is” Appraised Value:	$370,000,000
First Payment Date:	February 6, 2013		“As-is” Appraisal Date:	November 12, 2012
Maturity Date:	January 6, 2018		“As Stabilized” Appraised Value(4):	$475,000,000
Amortization:	Interest Only		“As Stabilized” Appraisal Date(4):	January 1, 2016
Additional Debt(1):	$135,000,000 Pari Passu Debt
	$15,000,000 Mezzanine Loan		Historical NOI(6)
Call Protection:	L(26), D(30), O(4)		Most Recent NOI:	NAV
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	NAV
			2010 NOI:	NAV
Reserves(2)			2009 NOI:	NAV
	Initial	Monthly
Taxes:	$2,977,099	$595,420	Historical Occupancy(7)
Insurance:	$0	Springing	Current Occupancy:	91.2% (December 31, 2012)
TI/LC:	$30,000,000	$0	2011 Occupancy:	100.0% (December 31, 2011)
			2010 Occupancy:	100.0% (December 31, 2010)
Financial Information(3)			2009 Occupancy:	100.0% (December 31, 2009)
	Mortgage Loan	Total Debt
(1)   The Original Balance of $100.0 million represents the Note A-2 of a $235.0 million loan combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the controlling Note A-1, with an original principal amount of $135.0 million, which was securitized in the COMM 2013-LC6 trust. For additional information on the pari passu companion loan, see “The Loan” herein.  For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 540 West Madison Street Loan Combination.
(4)   The “As Stabilized” LTV is 49.5% based on achieving a long term stabilized occupancy of 93.0%.
(5)   Underwritten NOI DSCR and underwritten NCF DSCR are based on interest only debt service payment.  Based on a 30-year amortization schedule the underwritten NOI DSCR and underwritten NCF DSCR are 1.91x and 1.83x, respectively.
(6)   Prior to the borrower’s acquisition, the 540 West Madison Street Property was owned and occupied by Bank of America; therefore, historical NOI is not available.
(7)   Bank of America previously owned the entire building and subleased space out to tenants.

Cut-off Date Balance / Sq. Ft.:	$213	$227
Balloon Balance / Sq. Ft.:	$213	$227
Cut-off Date LTV(4):	63.5%	67.6%
Balloon LTV(4):	63.5%	67.6%
Underwritten NOI DSCR(5):	2.73x	2.40x
Underwritten NCF DSCR(5):	2.62x	2.31x
Underwritten NOI Debt Yield:	10.8%	10.1%
Underwritten NCF Debt Yield:	10.4%	9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 5 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 63.5% 2.62x 10.8%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Bank of America(2)	A/Baa2/A-	757,317	68.7%	$25.53	75.5%	12/31/2022
DRW	NR/NR/NR	126,012	11.4%	$27.29	13.4%	12/31/2024(3)
Marsh	BBB/Baa2/BBB	120,771	11.0%	$23.00	10.8%	2/28/2024(4)
Starbucks	NR/Baa3/A-	1,971	0.2%	$30.00	0.2%	9/30/2013
Total Occupied Collateral		1,006,071	91.2%	$25.46	100.0%
Vacant(5)		96,705	8.8%
Total		1,102,776	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Bank of America has exercised an option to vacate 166,522 sq. ft. of the total 757,317 sq. ft. on 12/31/2013. In addition, Bank of America has a one-time option to vacate up to 236,000 sq. ft. in full floor increments at the end of 2014, upon 12 months prior notice, and the option to terminate its lease with respect to the 23rd floor (42,470 sq. ft.) and 3,925 sq. ft. on the first floor effective no earlier than December 31 2016, upon at least 12 months prior notice.

(3)
DRW has the right to terminate the lease effective August 1, 2019, upon 12 months prior notice and payment of an early termination fee equal to the sum of unamortized costs incurred plus rent attributable to the 4 calendar months immediately succeeding the termination date.

(4)
On or after January 1, 2015, Marsh has the right to cancel a portion of its lease for up to half of a floor of its leased premises upon 12 months prior notice and payment of a cancellation fee equal to $98.00 PSF of the space affected. On or after January 1, 2018, Marsh has a right to cancel another half of a floor of its lease premises upon 12 months prior notice and payment of a cancellation fee equal to $74.00 PSF. On or after January 31, 2019, Marsh has the right to terminate its entire lease, effective January 31, 2020, upon payment of a cancellation fee equal to $53.00 PSF.

(5)	Vacant space represents 84,031 sq. ft. of office space, 10,907 sq. ft. of retail space and 1,767 sq. ft. of storage space.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	5	168,493	15.3%	168,493	15.3%	$24.81	16.3%	16.3%
2014	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2015	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2016	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2017	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2018	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2019	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2020	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2021	0	0	0.0%	168,493	15.3%	$0.00	0.0%	16.3%
2022	18	590,795	53.6%	759,288	68.9%	$25.75	59.4%	75.7%
2023	0	0	0.0%	759,288	68.9%	$0.00	0.0%	75.7%
Thereafter	4	246,783	22.4%	1,006,071	91.2%	$25.19	24.3%	100.0%
Vacant	NAP	96,705	8.8%	1,102,776	100.0%	NAP	NAP
Total / Wtd. Avg.	27	1,102,776	100.0%			$25.46	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.     The 540 West Madison Street loan (the “540 West Madison Street Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 1,102,776 sq. ft. Class A, office building located at 540 West Madison Street in Chicago, Illinois (the “540 West Madison Street Property”). The 540 West Madison Street Loan is comprised of the Note A-2 portion of a $235.0 million loan combination (the “540 West Madison Street Loan Combination”) that is evidenced by two pari passu notes. Only the Note A-2, with an original principal balance of $100.0 million, will be included in the COMM 2013-CCRE6 trust. The controlling Note A-1, with an original principal balance of $135.0 million, was securitized in the COMM 2013-LC6 trust. The 540 West Madison Street Loan has a five-year term with interest only payments.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 5 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 63.5% 2.62x 10.8%

The 540 West Madison Street Loan accrues interest at a fixed rate equal to 3.9050% per annum and has a cut-off date balance of $100.0 million. The 540 West Madison Street Loan Combination proceeds, along with approximately $134.4 million in sponsor equity and a $15.0 million mezzanine loan, were used to, among other things, acquire the 540 West Madison Street Property for $350.0 million. Based on the “As-is” appraised value of $370.0 million as of November 12, 2012, the cut-off date LTV of the 540 West Madison Street Loan Combination is 63.5%. Based on the “As Stabilized” appraised value of $475.0 million as of January 1, 2016, the “As Stabilized” LTV is 49.5%. Prior to the securitization of the controlling Note A-1 in the COMM 2013-LC6 transaction, the most recent prior financing of the 540 West Madison Street Property was not included in a securitization.

The relationship between the holders of the Note A-1 and the Note A-2 will be governed by a co-lender agreement to be described under “Description of the Mortgage Pool—Loan Combinations—The 540 West Madison Street Loan Combination” in the free writing prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
First Mortgage	$235,000,000	61.1%	Purchase Price	$350,000,000	91.0%
Mezzanine Loan	$15,000,000	3.9%	Reserves	$32,977,099	8.6%
Sponsor Equity	$134,447,749	35.0%	Closing Costs	$1,470,650	0.4%
Total Sources	$384,447,749	100.0%	Total Uses	$384,447,749	100.0%

The Borrower / Sponsor.    The borrower, 540 West Madison Owner LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower are David Werner, Joseph Mizrachi, Eyal Ben-Yosef and David Alcalay. David Werner indirectly owns 4.9% of the borrower and controls entities that indirectly own 68% of the borrower. David Werner has major decision making rights with respect to the borrower. The nonrecourse carve-out guarantors are Joseph Mizrachi, Eyal Ben-Yosef and David Alcalay, on a joint and several basis.

David Werner has been involved in commercial real estate for approximately 30 years and has been involved in real estate transactions involving 61 major office buildings across the United States.

Joseph Mizrachi is the principal of The Mizrachi Group, LLC, which was founded in 1985 and has managed or invested over $3.5 billion in real estate. The principals of the Mizrachi Group, LLC have an average of over twenty years of relevant experience in executive management positions and possess expertise in finance, insurance, real estate and tax analysis. Through an affiliate company, Third Millennium Properties, LLC, the firm takes an active role in the management of its real estate projects.

In 2003, PAZ Securities, Inc., a securities firm of which Joseph Mizrachi served as president, was expelled from membership of the National Association of Securities Dealers, Inc. (the “NASD” which entity is now known as Financial Regulatory Authority, Inc. or FINRA) and Joseph Mizrachi was barred from associating with any member of the NASD (or FINRA). For additional information, see “Description of the Mortgage Pool – Risk Factors – Risks Related to the Mortgage Loans – Prior Bankruptcies, Defaults or Other Proceedings May Be Relevant to Future Performance” in the free writing prospectus.

David Alcalay has been the president of the Alcalay-Mizrachi Group since 2005. The group acquires and operates income-producing real estate properties. David Alcalay has participated in over $2.0 billion of transactions that include office properties, industrial/flex properties, multifamily properties, anchored retail shopping centers and land for development.

Eyal Ben-Yosef is the president and 50% owner of Federal Jeans Inc. In addition to being an importer, manufacturer and distributor of denim products, Federal Jeans Inc. has several real estate investments comprising approximately 500,000 sq. ft. Mr. Ben-Yosef also owns several real estate investments including interests in two Manhattan office buildings totaling over 100,000 sq. ft., three apartment buildings in Cincinnati, Ohio, a development site in New Orleans (approved for hotel development), and a warehouse in Memphis, Tennessee, totaling approximately 1.1 million sq. ft.

The Property.  The 540 West Madison Street Property is a 31-story, 1,102,776 sq. ft. Class A office building, located in downtown Chicago and built in 2003. The total leasable space is comprised of 1,020,798 sq. ft. of office space, 62,685 sq. ft. of data center space, 16,803 sq. ft. of retail space, and 2,490 sq. ft. of storage space for a total of 1,102,776 total sq. ft.  As of December 31, 2012 the 540 West Madison Street Property is 91.2% occupied, and 79.8% by investment grade tenants.

The 540 West Madison Street Property is LEED-EB Gold certified and amenities include a full-service cafeteria, on-site catering, a coffee shop, conference center, rooftop patio and garden area, and a redundant infrastructure. The infrastructure includes on-site

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 5 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 63.5% 2.62x 10.8%

Uninterruptable Power Supply (UPS) and Emergency Power Supply (EPS) systems, electrical service from eight separate 12 kV feeds from five independent substations and an on-site generator farm. These features provide the tenants with flexibility and efficiency, as well as data protection from a potential natural disaster. The 540 West Madison Street Property could lose service from up to three substations and still be operational on utility power, and in the case of service interruption, the 540 West Madison Street Property has the capacity to maintain power for multiple days through the seven backup generators.

A parcel immediately adjacent to the 540 West Madison Street Property is owned by an affiliate of the borrower.  Since it is anticipated that this parcel may in the future be developed as a mirror-image office tower, the borrower entered into an agreement with the adjacent property owner (which runs to successor owners of the adjacent property) which provides that, among other things, the development of the adjacent property will be completed in a manner so as to not materially interfere with the use and occupancy of the 540 West Madison Street Property. In addition, an “anti-poaching” agreement was delivered at loan closing and will be in effect for so long as the adjacent property is owned by an affiliate of the borrower.

Environmental Matters. The Phase I environmental report dated November 21, 2012, recommended no further action at the 540 West Madison Street Property.

Major Tenants.

Bank of America (757,317 sq. ft., 68.7% of NRA, 75.5% of U/W Base Rent) Bank of America, rated A/Baa2/A- by Fitch/Moody’s/S&P, is one of the largest banks in the United States by assets. Bank of America has an extensive branch network, with more than 5,700 locations across the U.S. Its core services include consumer and small business banking, credit cards, investment banking and brokerage, and asset management. In early 2009, Bank of America paid approximately $50 billion in stock for Merrill Lynch, which gave the firm a more extensive retail brokerage network to increase Bank of America’s wealth management, investment banking, and international business. The offices at the 540 West Madison Street Property serve as a hub for Bank of America’s global technology and operations, global banking and markets and global wealth management lines of business.

Bank of America has exercised an option to vacate 166,522 sq. ft. on December 31, 2013. In addition, Bank of America has a one-time option to vacate up to 236,000 sq. ft. in full floor increments at the end of 2014, with 12 months prior notice, and an option to terminate the 23rd floor (42,470 sq. ft.) and 3,925 sq. ft. on the first floor effective no earlier than the end of 2016, with at least 12 months prior notice. A $30.0 million TI/LC reserve was established at closing to cover tenant improvement and leasing costs associated with certain identified Bank of America space subject to termination at the 540 West Madison Street Property. Bank of America has three five-year extension options at 95% of fair market rent, each with 12 months prior notice.

DRW (126,012 sq. ft., 11.4% of NRA, 13.4% of U/W Base Rent) DRW Trading Group (“DRW”) is a principal trading organization that trades for their own account and risk. All of their methods, systems and applications are solely for their own use. DRW has no customers, clients, investors or third party funds. DRW trades a wide range of asset classes, instruments and trading venues. Founded in 1992, DRW is headquartered in Chicago and has offices in New York and London. DRW has the right to terminate its lease, effective August 1, 2019 upon 12 months prior notice and payment of an early termination fee equal to the sum of unamortized costs incurred plus rent attributable to the four calendar months immediately succeeding the termination date. DRW received a $35.00 PSF tenant improvement allowance and has one 10-year extension option at fair market rent with 12 months prior notice.

Marsh (120,771 sq. ft., 11.0% of NRA, 10.8% of U/W Base Rent) Marsh & McLennan Cos. Inc. (“Marsh”), rated BBB/Baa2/BBB by Fitch/Moody’s/S&P, is one of the world’s largest professional services and insurance brokerage firms in the United States, and has offices throughout the world in over 100 countries. As of Q3 2012, Marsh had over 53,000 employees and was ranked the 231st largest corporation in the United States by the Fortune 500, with annual revenues of approximately $11.526 billion. The firm was founded in Chicago, Illinois and is now headquartered in Midtown Manhattan, New York City.

On or after January 1, 2015, Marsh has the right to cancel a portion of its lease for up to half of a floor of its leased premises upon 12 months prior notice and payment of a cancellation fee equal to $98.00 PSF of the space affected. On or after January 1, 2018, Marsh has a right to cancel another half of a floor of its leased premises upon 12 months prior notice and payment of a cancellation fee equal to $74.00 PSF. On or after January 31, 2019, Marsh has the right to terminate its entire lease, effective January 31, 2020, upon payment of a cancellation fee equal to $53.00 PSF. Marsh received a $60.00 PSF tenant improvement allowance and has two, five-year renewal options at fair market rent, each with six months prior notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 5 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 63.5% 2.62x 10.8%

The Market.     The Chicago MSA ranks second nationally, behind New York, in total office inventory with 219.3 million sq. ft. of office space. As a transportation, banking and investment hub, Chicago is home to many corporate headquarters and regional branches. Chicago’s office market is comprised of 15 major submarkets, with its five downtown submarkets constituting the largest concentration of office space in the MSA at approximately 56.4%.

The 540 West Madison Street Property is located in downtown Chicago at the northwest corner of Madison and Clinton Street in Chicago’s West Loop submarket. The 540 West Madison Street Property is located adjacent to Ogilvie Transportation Center and two blocks from Union Station, two of Chicago’s busiest commuter rail stations, with approximately 92,000 passengers passing through the stations on a daily basis. In addition, the 540 West Madison Street Property is in close proximity to the elevated train system, the Kennedy Expressway and the Eisenhower Expressway, giving commuters access to Chicago’s major highways.

As of Q4 2012, Chicago’s West Loop is the largest office submarket for Class A product, consisting of approximately 33.1 million sq. ft. or 40.4% of the CBD Class A market. Class A properties in the submarket had an average overall vacancy rate of 13.5% and average overall asking rent of $34.71 PSF. Based on the comparable properties, as depicted in the subsequent chart, the appraiser determined a market vacancy of 7.7%.

Competitive Office Buildings(1)
Name/Location (Chicago, IL)	Year Built	Class	NRA (SF)	Occupancy	Rental Rate PSF
540 West Madison Street Property	2003	A	1,102,776	91.2%	$23.00-$26.92
500 West Madison Street (Citigroup Center)	1987	A	1,457,470	91.1%	$18.00-$25.00
155 North Wacker Drive	2009	A	1,152,953	94.5%	$24.00-$36.00
10, 20, and 30 South Wacker Drive	1983, 1987	A	2,519,595	90.6%	$21.00-$27.00
71 South Wacker Drive (Hyatt Center)	2005	A	1,490,825	88.6%	$25.00-$34.00
111 South Wacker Drive	2004	A	1,027,683	96.8%	$30.00-$32.00
Total/Avg.(2)			7,648,526	92.3%	$27.20
(1)	Source: Appraisal
(2)	Total/Avg. does not include the 540 West Madison Street Property.

The appraiser determined average office market rents at the 540 West Madison Street Property of $26.00 PSF for low-rise office space (mezzanine through floor 13), $27.00 PSF for mid-rise office space (floors 14-22) and $28.00 PSF for high-rise office space (floors 23-28). In addition, the appraiser determined market rents of $35.00 PSF for retail space, $20.00 PSF for storage space and $45.00 PSF for data center space. When the Bank of America space becomes available, there will be four contiguous floors of available space, which is not common in the Chicago market. The below chart depicts the 540 West Madison Street Property market rent compared to the current rent.

Actual Rent vs Market Rent
Space Type	Leased Sq. Ft.	% of NRSF	% of Annual Rent	U/W Base Rent PSF	Appraisal Market Rent PSF
Office Floors Mezz - 13	390,129	35.4%	36.1%	$23.69	$26.00
Office Floors 14 - 22	294,184	26.7%	28.6%	$24.86	$27.00
Office Floors 23 - 28	252,454	22.9%	26.1%	$26.45	$28.00
Retail	5,896	0.5%	0.6%	$26.01	$35.00
Storage	723	0.1%	0.0%	$5.00	$20.00
Data Center	62,685	5.7%	8.7%	$35.47	$45.00
Total/Wtd. Avg.	1,006,071	91.2%	100.0%	$25.46	$28.03

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 5 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 63.5% 2.62x 10.8%

Cash Flow Analysis.

Cash Flow Analysis
	Appraiser	U/W	U/W PSF
Base Rent	$25,727,545	$25,613,333	$23.23
Credit Tenant Rent Steps(1)	0	760,910	0.69
Value of Vacant Space	2,643,615	4,136,497	3.75
Gross Potential Rent	$28,371,160	$30,510,740	$27.67
Total Recoveries	15,952,683	15,748,918	14.28
Total Other Income	653,635	655,841	0.59
Less: Vacancy(2)	(2,699,577)	(4,136,497)	(3.75)
Effective Gross Income	$42,277,901	$42,779,002	$38.79
Total Operating Expenses	17,345,973	17,417,520	15.79
Net Operating Income	$24,931,928	$25,361,482	$23.00
TI/LC	0	784,791	0.71
Capital Expenditures	0	220,555	0.20
Net Cash Flow	$24,931,928	$24,356,136	$22.09

(1)
Credit Tenant Rent Steps represent the present value of rent steps through the term of the lease for the credit tenants, Bank of America (rated A/Baa2/A- by Fitch/Moody’s/S&P) and Marsh (rated BBB/Baa2/BBB by Fitch/Moody’s/S&P). In addition, full credit was given to the Marsh rent step from $23.00 PSF to $23.58 PSF beginning January 2013.

(2)	U/W Vacancy represents 8.8% of gross income, and is based on the actual economic vacancy.

Property Management.    The 540 West Madison Street Property is managed by 540 General Manager LLC, a borrower affiliate.

Lockbox / Cash Management.    The 540 West Madison Street Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) the occurrence of an event of default, (ii) if the aggregate adjusted pro forma debt service coverage ratio, as determined by lender, and the aggregate in-place debt service coverage ratio, as determined by lender, are each less than 1.20x, or (iii) the occurrence of an event of default under the mezzanine loan, and will end if (a) with respect to clause (i), the event of default has been cured or waived and no other event of default is then continuing, (b) with respect to clause (ii), the aggregate in-place debt service coverage ratio is 1.20x for two consecutive calendar quarters, or (c) with respect to clause (iii), the default under the mezzanine loan has been cured or waived and no other event of default is then continuing.

Initial Reserves.    At closing, the borrower deposited (i) $2,977,099 into a tax reserve account and (ii) $30,000,000 into the TI/LC reserve account for tenant improvement and leasing costs associated with the 84,031 sq. ft. of vacant office space and certain identified Bank of America space that is subject to termination.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of 1/12 of the estimated annual real estate taxes, which currently equates to $595,420, into a tax reserve account. In addition, borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    A $15.0 million mezzanine loan was funded at closing. The mezzanine loan is coterminous with the 540 West Madison Street Loan and accrues interest at a rate of 8.2500%. The mezzanine loan is interest only for its term.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 5 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 63.5% 2.62x 10.8%

Stack plan based on information provided by the borrower as of December 31, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

540 West Madison Street Chicago, IL 60661	Collateral Asset Summary – Loan No. 5 540 West Madison Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 63.5% 2.62x 10.8%

540 West Madison Street
540 West Madison Street
Chicago, IL 60661
CHICAGO
Chicago
Lake Michigan
ILLINOIS
INDIANA
CHICAGO RIVER
THE LOOP
W HUBBARD ST
W KINZIE ST
W CARROLL AVE
W WACKER DR
LAKE ST
RANDOLPH ST
W WASHINGTON ST
WASHINGTON ST
W MADISON ST
MADISON ST
W MONROE DR
MONROE DR
W ADAMS ST
ADAMS ST
W JACKSON BLVD
E JACKSON BLVD
W VAN BUREN ST
VAN BUREN ST
N DESPLAINES ST
N JEFFERSON ST
S JEFFERSON ST
N CLINTON ST
S CLINTON ST
N CANAL ST
S CANAL ST
N WACKER DR
FRANKLIN ST
WELLS ST
LASALLE ST
N CLARK ST
S CLARK ST
N ORLEANS ST
N WELLS ST
N LASALLE ST
THE MERCHANDISE MART
APPAREL MART/ HOLIDAY INN
HAROLD WASHINGTON SOCIAL SECURITY CENTER
CITYCORP CENTER
RIVER SIDE PLAZA OFFICES
CIVIC OPERA HOUSE
RANDOLPH PLACE
UNION STATION
SEARS TOWER
HYATT CENTER
CHICAGO MERCANTILE EXCHANGE CENTER
PRESIDENTIAL TOWERS
ILLINOIS BELL TELEPHONE CO
RIVERSIDE PLAZA
MONROE PLACE
KENT LAW SCHOOL
JAMES R. THOMPSON CENTER/ STATE OF ILLINOIS CENTER
CITY HALL/ COOK COUNTY COURTHOUSE
ALLEGRO HOTEL/ PALACE THEATRE
FEDERAL RESERVE BANK BUILDING
CHICAGO BOARD OF TRADE
Chicago
Property Types
High-Rise Office
Office & Retail
Retail
Industry & Mixed-Use
Civic & Institutional
Culture & Entertainment
Medical Facilities
Residential
High-Rise Residential
Hotels & Clubs
Religious Institutions
Educational Facilities
CARTIFACT.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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3550-3580 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 6 Paramount Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,847,443 67.8% 1.53x 10.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3550-3580 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 6 Paramount Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,847,443 67.8% 1.53x 10.6%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	David Y. Lee		Collateral:	Fee Simple
Borrower:	Paramount Plaza, LLC		Location:	Los Angeles, CA
Original Balance:	$96,000,000		Year Built / Renovated:	1969, 1972 / NAP
Cut-off Date Balance:	$95,847,443		Total Sq. Ft.:	968,018
% by Initial UPB:	6.4%		Property Management:	Jamison Services, Inc.
Interest Rate:	4.3800%		Underwritten NOI:	$10,128,189
Payment Date:	6th of each month		Underwritten NCF:	$8,798,597
First Payment Date:	March 6, 2013		“As-is” Appraised Value:	$141,400,000
Maturity Date:	February 6, 2023		“As-is” Appraisal Date:	October 24, 2012
Amortization:	360 months		“As Stabilized” Appraised Value(2):	$162,800,000
Additional Debt:	None		“As Stabilized” Appraisal Date(2):	October 24, 2015
Call Protection:	L(25), D(90), O(5)
Lockbox / Cash Management:	Hard / Springing		Historical NOI
			Most Recent NOI:	$9,144,303 (T-12 November 30, 2012)
Reserves(1)			2011 NOI:	$10,384,619 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$10,671,490 (December 31, 2010)
Taxes:	$0	$35,412	2009 NOI:	$9,416,823 (December 31, 2009)
Insurance:	$0	Springing
Replacement:	$0	$24,200	Historical Occupancy
TI/LC:	$2,676,913	$103,255	Current Occupancy(3):	71.7% (January 30, 2013)
Required Repairs:	$37,950	NAP	2011 Occupancy:	72.0% (December 31, 2011)
Free Rent:	$319,672	$0	2010 Occupancy:	75.0% (December 31, 2010)
			2009 Occupancy:	77.0% (December 31, 2009)
Financial Information
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   The “As Stabilized” cut-off date LTV is 58.9% and is based on achieving a stabilized occupancy of 88.0%.
(3)   Current Occupancy includes 32,097 sq. ft. (3.3% of NRA) with lease commencement dates between February 2013 and April 2013.

Cut-off Date Balance / Sq. Ft.:	$99
Balloon Balance / Sq. Ft.:	$80
Cut-off Date LTV(2):	67.8%
Balloon LTV:	54.6%
Underwritten NOI DSCR:	1.76x
Underwritten NCF DSCR:	1.53x
Underwritten NOI Debt Yield:	10.6%
Underwritten NCF Debt Yield:	9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3550-3580 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 6 Paramount Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,847,443 67.8% 1.53x 10.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
City of Los Angeles(2)	AA-/Aa2/NR	67,626	7.0%	$18.54	9.6%	Various	(3)(4)
Stockwell, Harris(5)	NR/NR/NR	54,565	5.6%	$18.00	7.6%	12/31/2021
Wilshire Business Center	NR/NR/NR	49,820	5.1%	$18.00	6.9%	5/31/2019
Montage Financial, LLC	NR/NR/NR	25,187	2.6%	$17.53	3.4%	4/30/2015	(6)
Bryan College	NR/NR/NR	24,951	2.6%	$19.63	3.8%	9/30/2013	(7)
Total Major Tenants		222,149	22.9%	$18.30	31.2%
Remaining Tenants		472,132	48.8%	$18.94	68.8%
Total Occupied Collateral(8)		694,281	71.7%	$18.73	100.0%
Vacant		273,737	28.3%
Total		968,018	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
The City of Los Angeles has three months of free rent for the Department of Housing lease (18,801 sq. ft.) from February 2013 to April 2013. March and April rent was deposited in the free rent reserve at closing.

(3)
The City of Los Angeles leases 13,771 sq. ft. on a month to month basis, including 2,560 sq. ft. of storage space. The month to month space has not yet been approved for renewal by the city of Los Angeles. In addition, the City of Los Angeles has 35,054 sq. ft. expiring in June 2016 and 18,801 sq. ft. expiring in December 2017.

(4)	The City of Los Angeles has the option to terminate 25,487 sq. ft. in July 2015 and 9,567 sq. ft. in January 2016, both with four months prior notice.
(5)
Stockwell, Harris will lease an additional 16,978 sq. ft. of expansion space commencing in February 2013, and will have four months of free rent on the expansion space, for which three months of rent was withheld at closing.

(6)	Montage Financial, LLC has 177 sq. ft. leased on a month to month basis.
(7)	Bryan College leases 250 sq. ft. on a month to month basis.
(8)	Includes 32,097 sq. ft. (3.3% of NRA) with lease commencement dates beginning between February 2013 and April 2013.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	59	32,289	3.3%	32,289	3.3%	$15.17	3.8%	3.8%
2013	47	112,185	11.6%	144,474	14.9%	$18.95	16.3%	20.1%
2014	26	89,117	9.2%	233,591	24.1%	$22.13	15.2%	35.3%
2015	38	106,568	11.0%	340,159	35.1%	$18.20	14.9%	50.2%
2016	27	142,311	14.7%	482,470	49.8%	$18.67	20.4%	70.6%
2017	6	32,100	3.3%	514,570	53.2%	$17.99	4.4%	75.1%
2018	4	29,335	3.0%	543,905	56.2%	$20.84	4.7%	79.8%
2019	5	73,585	7.6%	617,490	63.8%	$18.48	10.5%	90.2%
2020	0	0	0.0%	617,490	63.8%	$0.00	0.0%	90.2%
2021	4	54,565	5.6%	672,055	69.4%	$18.00	7.6%	97.8%
2022	0	0	0.0%	672,055	69.4%	$0.00	0.0%	97.8%
2023	1	14,617	1.5%	686,672	70.9%	$19.80	2.2%	100.0%
Thereafter	17	7,609	0.8%	694,281	71.7%	$0.00	0.0%	100.0%
Vacant	NAP	273,737	28.3%	968,018	100.0%	NAP	NAP
Total / Wtd. Avg.	234	968,018	100.0%			$18.73	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3550-3580 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 6 Paramount Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,847,443 67.8% 1.53x 10.6%

The Loan.    The Paramount Plaza loan (the “Paramount Plaza Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 968,018 sq. ft. Class B CBD office located at 3550-3580 Wilshire Boulevard in Los Angeles, California (the “Paramount Plaza Property”) with an original principal balance of $96.0 million. The Paramount Plaza Loan has a 10-year term and amortizes on a 30-year schedule. The Paramount Plaza Loan accrues interest at a fixed rate equal to 4.3800% and has a cut-off date balance of approximately $95.8 million. Loan proceeds were used to retire existing debt of approximately $91.5 million, giving the borrower a cash out of approximately $1.1 million. Based on the “As-is” appraised value of $141.4 million as of October 24, 2012, the cut-off date LTV is 67.8% and the remaining implied equity is approximately $45.6 million. Based on the “As Stabilized” appraised value of $162.8 million as of October 24, 2015, the “As Stabilized” cut-off date LTV is 58.9%. The most recent prior financing of the Paramount Plaza Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$96,000,000	100.0%	Loan Payoff	$91,489,473	95.3%
			Reserves	$3,034,534	3.2%
			Closing Costs	$402,747	0.4%
			Return of Equity	$1,073,246	1.1%
Total Sources	$96,000,000	100.0%	Total Uses	$96,000,000	100.0%

The Borrower / Sponsor.    The borrower, Paramount Plaza, LLC, is a single purpose California limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is David Y. Lee.

David Y. Lee is the president of Jamison Services, Inc., one of the largest private commercial property owners in Los Angeles County. Jamison Services, Inc. was founded in 1994 and specializes in the acquisition, operation, construction, leasing and ownership of office, medical and retail properties. Headquartered in Los Angeles, California, Jamison Services, Inc. owns and operates over 100 commercial buildings comprising approximately 22.0 million square feet. For additional information, see “Risk Factors – Risks Related to the Mortgage Loans – Prior Bankruptcies, Default, or Other Proceedings May Be Relevant to Future Performance” in the accompanying free writing prospectus.

The Property.  The Paramount Plaza Property consists of two 21-story, Class B office buildings totalling 968,018 sq. ft. built in 1969 and 1972. The Paramount Plaza Property is located approximately 10 miles from the Los Angeles International airport in the Koreatown district, which is approximately one mile from downtown Los Angeles. The sponsor purchased the Paramount Plaza Property in 1999 for approximately $33.0 million ($34 PSF).  As of January 30, 2013, the Paramount Plaza Property was 71.7% occupied by over 150 tenants, 12.7% by credit rated tenants. The Paramount Plaza Property was approximately 90.0% leased in 2007 when the State of California vacated four floors, reducing occupancy to 77.0%, followed by other tenants downsizing or consolidating their leased space, and bringing occupancy down further to just under 70.0% in August 2011.  Since the beginning of 2012, the sponsor has signed new and renewal leases for 31.0% of the net rentable sq. ft. at an average rate of $18.76 PSF, including renewal spaces for four of the top five tenants. Parking for the Paramount Plaza Property is located in a shared garage located between the two buildings, which also serves as collateral for the Paramount Plaza Loan. The garage has approximately 1,914 parking spaces for a parking ratio of 2.0 spaces per 1,000 sq. ft.

Environmental Matters. The Phase I environmental report dated December 20, 2012 recommended the development and implementation of an asbestos operation and maintenance plan at the Paramount Plaza Property, which is already in place.

Major Tenants.

City of Los Angeles (67,626 sq. ft., 7.0% of NRA, 9.6% of U/W Base Rent) The City of Los Angeles (rated AA-/Aa2/NR by Fitch/Moody’s/S&P) tenant includes several separate city departments at the Paramount Plaza Property including the Los Angeles Police Department Behavioral Science Services, the Department of Building Safety, the Department of Housing and the Department of Aging.  The City of Los Angeles has been at the Paramount Plaza Property for approximately 10 years, and has 35,054 sq. ft. expiring in June 2016, 18,801 sq. ft. expiring in December 2017 and 13,771 sq. ft. on a month to month basis, including 2,560 sq. ft. of storage space. The month to month space has not yet been approved for renewal by the City of Los Angeles. The City of Los Angeles has three months of free rent for the Department of Housing lease (18,801 sq. ft.) from February 2013 to April 2013, of which, rent for March and April was reserved at closing. The City of Los Angeles has the option to terminate 25,487 sq. ft. in July 2015 and 9,567 sq. ft. in January 2016, both with four months prior notice, and each space has one five-year renewal remaining at fair market rent, with six months prior notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3550-3580 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 6 Paramount Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,847,443 67.8% 1.53x 10.6%

Stockwell, Harris (54,565 sq. ft., 5.6% of NRA, 7.6% of U/W Base Rent) Stockwell, Harris, Woolverton & Muehl (“Stockwell, Harris”) is a regional law firm founded in 1957 that specializes in all aspects of California workers’ compensation defense. The firm has expertise in the California risk management industry and their client list includes self-insured employers, insurance companies and third party administrators.  Stockwell, Harris has nine locations throughout California, with the headquarters located at the Paramount Plaza Property. Stockwell, Harris recently expanded at the Paramount Plaza Property, signing a lease for an additional 16,978 sq. ft. beginning in February 2013 through 2021. Stockwell, Harris will have a rent abatement for the expansion space through April 2013, for which three months of rent was withheld at closing. Stockwell, Harris has two five-year renewal options remaining on 37,587 sq. ft. at 95% of the asking rental rate, and with six months prior notice.

Wilshire Business Center (49,820 sq. ft., 5.1% of NRA, 6.9% of U/W Base Rent) Wilshire Business Center, a borrower affiliate, is an executive suite provider for the Paramount Plaza Property, offering fully serviced, private offices from $250-$2,000 per month.  Executive suites are equipped with 24/7 access and security, fully-furnished conference rooms, daily cleaning service, and professional reception service. Wilshire Business Center began leasing space at the Paramount Plaza Property in December 2000 and recently renewed its lease, which began in January of 2013.

The Market.     With a population of approximately 13.3 million, the Los Angeles-Long Beach-Santa Ana metropolitan statistical area (“MSA”) is the second most populated MSA in the United States. The area is served by Interstates 5, 10, and 110 and US Highway 101. In addition, light rail, full service rail and subway services are provided to the area by Amtrak, Metrolink and the Los Angeles County Metropolitan Transportation Authority. Los Angeles is home to seven Fortune 500 companies, and as of November 2012, has an unemployment rate of 9.8%, down from 11.6% in 2011 and 12.7% in 2010.

As of Q4 2012, the overall Los Angeles office market vacancy is 12.4% and average rents are $28.26 PSF, representing the fourth straight quarter with increasing rental rates. The Paramount Plaza Property is located in the Mid-Wilshire submarket of Los Angeles which consists of 309 buildings totaling approximately 14.1 million square feet. Class B office space within the Mid-Wilshire submarket totals approximately 3.7 million sq. ft. throughout 94 buildings, with an average vacancy rate of 13.5% and an average rental rate of $18.61 PSF. The appraiser identified five comparable office leases to the Paramount Plaza Property. The comparable tenants are all located on Wilshire Boulevard, and have had new leases signed since February 2012. The appraiser concluded to an average market rent of $20.40 PSF for the Paramount Plaza Property. A summary of the comparable leases are presented in the subsequent chart.

Comparable Leases(1)
Property	Location (Los Angeles, CA)	Year Built	Tenant Lease Area (sq. ft.)	Base Rent	Lease Term
Paramount Plaza Property	3550-3580 Wilshire Boulevard	1969, 1972	3,019(2)	$18.73(2)	6 years(2)
One Park Plaza	3250 Wilshire Boulevard	1971	1,478	$20.40	3 years
Equitable Plaza Building	3435 Wilshire Boulevard	1970	1,451	$24.60	3 years
Wilshire Financial Tower	3600 Wilshire Boulevard	1961	958	$23.40	2 years
Wilshire Serrano Building	3699 Wilshire Boulevard	1983	2,309	$21.60	3 years
Wilshire Park Place	3700 Wilshire Boulevard	1966	2,115	$21.00	3 years
Total/Wtd. Avg.(3)			8,311	$21.97
(1)     Source: Appraisal
(2)     Tenant Lease Area (sq. ft.), Base Rent and Lease Term for the Paramount Plaza Property represent an average of in place leases.
(3)     Total/Wtd. Avg. does not include the Paramount Plaza Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3550-3580 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 6 Paramount Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,847,443 67.8% 1.53x 10.6%

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 11/30/2012	U/W	U/W PSF
Base Rent(1)	$12,176,089	$13,143,346	$12,833,686	$11,874,150	$13,166,503	$13.60
Value of Vacant Space	0	0	0	0	5,206,541	5.38
Gross Potential Rent	$12,176,089	$13,143,346	$12,833,686	$11,874,150	$18,373,044	$18.98
Total Recoveries	0	0	0	0	29,799	0.03
Total Other Income	2,274,816	2,262,014	2,034,394	1,774,993	1,769,543	1.83
Less: Vacancy(2)	0	0	0	0	(5,206,541)	(5.38)
Effective Gross Income	$14,450,905	$15,405,360	$14,868,080	$13,649,143	$14,965,845	$15.46
Total Operating Expenses	5,034,082	4,733,870	4,483,461	4,504,840	4,837,656	5.00
Net Operating Income	$9,416,823	$10,671,490	$10,384,619	$9,144,303	$10,128,189	$10.46
TI/LC	0	0	0	0	1,172,357	1.21
Upfront TI/LC Reserve Credit	0	0	0	0	(84,769)	(0.09)
Capital Expenditures	0	0	0	0	242,005	0.25
Net Cash Flow	$9,416,823	$10,671,490	$10,384,619	$9,144,303	$8,798,597	$9.09
(1)
U/W Base Rent includes $140,105 in contractual rent steps through January 2014 and $20,076 of credit tenant rent steps, based on the present value of rent steps for New York Life (rated NR/NR/AA+ by Fitch/Moody’s/S&P) for the term of the Paramount Plaza Loan.

(2)
U/W Vacancy represents 25.8% of gross income, which represents in place economic vacancy. As of Q4 2012, the Los Angeles market had an office vacancy rate of 12.4% and Class B office space within the Mid-Wilshire submarket had a vacancy rate of 13.5%.

Property Management.    The Paramount Plaza Property is managed by Jamison Services, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Paramount Plaza Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by lender, and are then required to be transferred to an account controlled by the borrower until the occurrence of a Trigger Period, as defined below.

A “Trigger Period” will occur upon (i) the continuation of an event of default, until such time that the event of default is cured, or (ii) if the DSCR falls below 1.20x, until such time that the DSCR is greater than 1.25x for two consecutive quarters.

Initial Reserves.    At closing, the borrower deposited (i) $2,676,913 into the TI/LC reserve account, (ii) 37,950 into the required repairs reserve, which represents 110.0% of the cost of estimated immediate repairs identified in engineering report, and (iii) $319,672 into the free rent reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $35,412, into a tax reserve account, (ii) $24,200 into a capital expenditure account, subject to a cap of $871,216 and (iii) $103,255 into a TI/LC reserve account, subject to a cap of $3,717,189. In addition, borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3550-3580 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 6 Paramount Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,847,443 67.8% 1.53x 10.6%

LOS ANGELES
Paramount Plaza
3550-3580 Wilshire Boulevard
Los Angeles, CA 90010
HOLLYWOOD
EAST HOLLYWOOD
LOS FELIZ
FRANKLIN HILLS
SILVER LAKE
BEACHWOOD CANYON
WALK OF FAME
MELROSE SHOPPING DISTRICT
MELROSE
LARCHMONT VILLAGE
MID-CITY
WILSHIRE CENTER
MIRACLE MILE
PARK MILE
MID WILSHIRE
KOREATOWN
HISTORIC FILIPINOTOWN
LITTLE ETHIOPIA
FAIRFAX
HARVARD HEIGHTS
DOWNTOWN
WEST ADAMS
NORTH UNIVERSITY PARK
USC
VERMONT SQUARE
HOLLYWOOD FWY
SANTA MONICA FWY
HOLLYWOOD BLVD
SUNSET BLVD
SANTA MONICA BLVD
MELROSE AVE
BEVERLY BLVD
3RD ST
WILSHIRE BLVD
OLYMPIC BLVD
PICO BLVD
VENICE BLVD
WASHINGTON BLVD
JEFFERSON BLVD
EXPOSITION BLVD
MLK JR BLVD
VERNON AVE
WESTERN AVE
VERMONT AVE
HOOVER ST
FIGUEROA ST
LOS FELIZ BLVD
TEMPLE ST
ALVARADO ST
Hollywood Bowl
Kaiser Hospital
Childrens Hospital
KTLA
Henson Studios
Sunset & Gower Studios
Hollywood Forever Cemetery
Paramount Studios
LACC
The Grove
LACMA
La Brea Tar Pits
Craft and Folk Art Museum
Koreatown Plaza
St. Vincent Medical Center
Good Samaritan Medical Center
LA Live & Convention Center
St Elmo Village
LA Coliseum
LA Sports Arena
Expo Park
Santa Monica
Beverly Hills
Burbank
Glendale
Pasadena
Long Beach
Anaheim
Santa Ana
Ontario
PACIFIC OCEAN
Angeles National Forest
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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410 Peachtree Parkway Cumming, GA 30041	Collateral Asset Summary – Loan No. 7 Avenue Forsyth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,300,000 71.1% 1.86x 11.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

410 Peachtree Parkway Cumming, GA 30041	Collateral Asset Summary – Loan No. 7 Avenue Forsyth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,300,000 71.1% 1.86x 11.0%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Retail / Office
Sponsor(1)(2):	Two funds controlled by Starwood		Collateral:	Fee Simple
	Capital Group and one fund controlled		Location:	Cumming, GA
	by Core Property Capital, on a joint		Year Built / Renovated:	2008 / NAP
	and several basis		Total Sq. Ft.:	523,535
Borrower(1):	Forsyth Owner 1, L.P.		Property Management:	Core Property Mgmt, LLC
Original Balance:	$83,300,000		Underwritten NOI(6):	$9,163,689
Cut-off Date Balance:	$83,300,000		Underwritten NCF(6):	$8,697,720
% by Initial UPB:	5.6%		Appraised Value:	$117,200,000
Interest Rate:	3.8365%		Appraisal Date:	October 31, 2012
Payment Date:	6th of each month
First Payment Date:	January 6, 2013		Historical NOI(7)
Maturity Date:	December 6, 2022		Most Recent NOI:	$8,440,511 (T-12 September 30, 2012)
Amortization:	Interest only for first 60 months; 360		2011 NOI:	$6,713,849 (December 31, 2011)
	months thereafter		2010 NOI:	$5,429,781 (December 31, 2010)
Additional Debt(3):	Future Mezzanine Debt Permitted		2009 NOI:	$3,975,974 (December 31, 2009)
Call Protection(4):	L(23), YM1(90), O(7)
Lockbox / Cash Management:	Hard / Springing		Historical Occupancy(7)
			Current Occupancy:	91.9% (November 1, 2012)
Reserves(5)			2011 Occupancy:	91.4% (December 31, 2011)
Taxes:	Initial	Monthly	2010 Occupancy:	75.9% (December 31, 2010)
Insurance:	$200,000	$100,000	2009 Occupancy:	65.3% (December 31, 2009)
Replacement:	$0	Springing
TI/LC:	$0	Springing
(1)   See “The Borrower / Sponsor” herein for a description of the Sponsor.
(2)  The Sponsors are an affiliate of the sponsor under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as Larkspur Landing Hotel Portfolio, which has a cut-off date balance of $79,794,922.
(3)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(4)   See “Partial Release” herein.
(5)   See “Initial Reserves” and “Ongoing Reserves” herein.
(6)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.83x and 2.68x, respectively.
(7)  The Avenue Forsyth Property was constructed in 2008 and has leased up to 91.9% occupancy. Fourteen leases accounting for 19.7% of underwritten base rent commenced in 2011, including Academy Sports, the largest retail tenant, and Children’s Healthcare of Atlanta, the largest office tenant. Additionally, seven leases accounting for 8.3% of underwritten base rent commenced in 2012 or early 2013, including major retail tenants Ariana Home Furnishings and Koo Koo Bear Baby & Kids, and the Xaviant office tenant expansion.

Required Repairs:	$454,023	Springing
	$53,122	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$159
Balloon Balance / Sq. Ft.:	$144
Cut-off Date LTV:	71.1%
Balloon LTV:	64.3%
Underwritten NOI DSCR(6):	1.96x
Underwritten NCF DSCR(6):	1.86x
Underwritten NOI Debt Yield:	11.0%
Underwritten NCF Debt Yield:	10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

410 Peachtree Parkway Cumming, GA 30041	Collateral Asset Summary – Loan No. 7 Avenue Forsyth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,300,000 71.1% 1.86x 11.0%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF	Sales PSF(2)	Occupancy Cost (% of Sales)(3)

Anchor Retail Tenants
Academy Sports	NR/NR/NR	72,667	13.9%	1/31/2027	$8.75	NAP	NAP
AMC Theatres	B-/B2/B	50,967	9.7%	5/31/2023	$25.85	$646,724(4)	19.2%
Barnes & Noble	NR/NR/NR	28,007	5.3%	5/31/2018	$16.07	$195	9.1%
Total Collateral Anchor Tenants		151,641	29.0%		$15.85	NAP	15.0%

Major Retail Tenants (> 10,000 sq. ft.)
DSW	NR/NR/NR	15,053	2.9%	1/31/2019	$20.90	$209	10.8%
Ariana Home Furnishings	NR/NR/NR	10,662	2.0%	1/31/2018	$14.05	NAP	NAP
Koo Koo Bear Baby & Kids	NR/NR/NR	10,228	2.0%	1/31/2018	$14.00	NAP	NAP
Total Major Tenants		35,943	6.9%		$16.90

Remaining Retail Tenants
In-line (<10,000 sq. ft.)		197,885	37.8%		$26.57	$325	10.7%
Total Retail Tenants		385,469	73.6%

Office Tenants
Children’s Healthcare of Atlanta	NR/NR/NR	23,910	4.6%	5/31/2016	$14.50	NAP	NAP
Xaviant	NR/NR/NR	16,099	3.1%	8/31/2020	$17.42	NAP	NAP
Regus Business Centre	NR/NR/NR	14,571	2.8%	12/31/2022	$12.43	NAP	NAP
Remaining Office Tenants		41,051	7.8%		$20.90	NAP	NAP
Total Office Tenants		95,631	18.3%		$17.42

Total Occupied Collateral		481,100	91.9%

Vacant Retail		42,435	8.1%
Vacant Office		0	0.0%
Total Vacant Space		42,435	8.1%

Total		523,535	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	Sales PSF provided by the borrower as of T-12 September 30, 2012 and only include tenants that reported sales for a minimum of 12 months (93.4% of occupied in-line NRA).
(3)	Occupancy Cost (% of Sales) is based on Annual U/W Base Rent PSF and U/W expense recoveries.
(4)	Shown as sales per screen. AMC Theatres contains a total of 12 screens.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

410 Peachtree Parkway Cumming, GA 30041	Collateral Asset Summary – Loan No. 7 Avenue Forsyth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,300,000 71.1% 1.86x 11.0%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	5	11,615	2.2%	11,615	2.2%	$13.59	1.6%	1.6%
2014	5	8,902	1.7%	20,517	3.9%	$27.01	2.4%	4.0%
2015	3	11,850	2.3%	32,367	6.2%	$22.17	2.6%	6.7%
2016	3	32,986	6.3%	65,353	12.5%	$16.21	5.4%	12.0%
2017	2	7,282	1.4%	72,635	13.9%	$20.65	1.5%	13.5%
2018	23	109,419	20.9%	182,054	34.8%	$22.01	24.2%	37.8%
2019	24	109,892	21.0%	291,946	55.8%	$24.56	27.2%	64.9%
2020	3	23,470	4.5%	315,416	60.2%	$19.85	4.7%	69.6%
2021	4	13,848	2.6%	329,264	62.9%	$23.67	3.3%	72.9%
2022	4	19362	3.7%	348,626	66.6%	$22.41	4.4%	77.3%
2023	2	53,540	10.2%	402,166	76.8%	$25.44	13.7%	91.0%
Thereafter Vacant	3	78,934	15.1%	481,100	91.9%	$11.31	9.0%	100.0%
	NAP	42,435	8.1%	523,535	100.0%	NAP	NAP
Total / Wtd. Avg.	81	523,535	100.0%			$20.65	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.  The Avenue Forsyth loan (the “Avenue Forsyth Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a Class A, 91.9% occupied, 523,535 sq. ft. lifestyle retail center with office space located in Cumming, Georgia (the “Avenue Forsyth Property”) with an original principal balance of $83.3 million.  The Avenue Forsyth Property is anchored by Academy Sports, AMC Theatres and Barnes & Noble and contains 78 additional major, in-line and office tenants.  The Avenue Forsyth Loan accrues interest at a fixed rate equal to 3.8365% and has a cut-off date balance of approximately $83.3 million.  The Avenue Forsyth Loan has a 10-year term and after an initial five-year interest only period, amortizes on a 30-year schedule.  Loan proceeds along with $35.6 million of equity from the borrower were used to acquire the property for $117.2 million and fund closing costs and upfront reserves.  Based on the appraised value of $117.2 million as of October 31, 2012, the cut-off date LTV is 71.1%.  The most recent prior financing of the Avenue Forsyth Loan was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$83,300,000	70.1%	Acquisition(1)	$117,200,000	98.6%
Sponsor Equity	$35,558,090	29.9%	Reserves	$707,145	0.6%
			Closing Costs	$950,945	0.8%
Total Sources	$118,858,090	100.0%	Total Uses	$118,858,090	100.0%
(1)
Acquisition price excludes $600,000 of value attributed to four undeveloped, non-income producing, freely releasable land parcels and $1.2 million of implied value attributed to two outparcels which were acquired by the Sponsors as part of the transaction but are not part of the collateral for the Avenue Forsyth Loan.  See “Partial Release” herein.

The Borrower / Sponsor.  The borrower, Forsyth Owner 1, L.P., is a single purpose Delaware limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors, jointly and severally, are Starwood Distressed Opportunity Fund IX-1 U.S., L.P., Starwood Distressed Opportunity Fund IX Global, L.P., which are affiliates of Starwood Capital Group (“Starwood”), and Core Property Capital Fund II, LP, which is an affiliate of Core Property Capital (“Core”) (collectively, the “Sponsors”).

Starwood, founded in 1991, is one of the world’s premier private investment firms and has invested over $12.0 billion of equity in all asset classes including 2,200 hotels, 64,400 multifamily and condominium units, and 65.1 million sq. ft. of retail, office and industrial space. Core, founded in 1998, has a portfolio of approximately $750.0 million of commercial real estate assets, including 2.0 million sq. ft. of retail space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

410 Peachtree Parkway Cumming, GA 30041	Collateral Asset Summary – Loan No. 7 Avenue Forsyth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,300,000 71.1% 1.86x 11.0%

The Property.  The Avenue Forsyth Property consists of a lifestyle retail center with office space containing 523,535 sq. ft. of total leasable area including 427,904 sq. ft. of retail space and 95,631 sq. ft. of office space.  The Avenue Forsyth lifestyle center sits upon 80 acres of land, 54.7 acres of which are collateral for the Avenue Forsyth Loan, which collateral includes four undeveloped, non-income producing, freely releasable land parcels.  The non-collateral portion consists of two undeveloped outparcels owned by affiliates of the Sponsors, six third-party owned developed outparcels and two third-party owned undeveloped outparcels.

The Avenue Forsyth Property was constructed in 2008 (the Academy Sports building was constructed in 2011) and is located 30 miles northeast of downtown Atlanta at the southwest corner of Georgia Highway 400 and Peachtree Parkway, which benefit from daily traffic counts of 69,140 and 19,400 vehicles per day, respectively.  As of November 1, 2012, the Avenue Forsyth Property was 91.9% occupied, with a retail occupancy of 90.1% and an office occupancy of 100.0%.  The Avenue Forsyth Property contains three anchor tenants including Academy Sports, AMC Theatres, and Barnes & Noble.  Major retail tenants include DSW, Ariana Home Furnishings, and Koo Koo Bear Baby & Kids.  The Avenue Forsyth Property is occupied by 62 additional in-line retail tenants, none of which occupy more than 1.6% of the total owned NRA.  The office space is leased to 13 tenants including Children’s Healthcare of Atlanta (25.0% of the office net rentable area), which invested $5.7 million to open its pediatric urgent care center at the Avenue Forsyth Property in 2011.

As of September 30, 2012, in-line tenants in occupancy that reported sales for a minimum of 12 months reported annual sales of $325 PSF with an occupancy cost of 10.7%.  In-line tenant sales at the Avenue Forsyth Property have increased year-over-year since 2009 as shown in the table below.

Historical Sales PSF
	2009	2010	2011	T-12 9/30/2012	T-12 9/30/2012 Occupancy Cost
AMC Theatres(1)	$595,837	$637,758	$630,663	$646,724	19.2%
Barnes & Noble	$197	$205	$200	$195	9.1%
DSW	$139	$171	$201	$209	10.8%

All In-line Tenants(2)	$230	$249	$275	$325	10.7%
(1)	Sales PSF for AMC Theatres are shown as sales per screen. AMC Theatres contains a total of 12 screens.
(2)	In-line tenant sales include all retail tenants less than 10,000 sq. ft. that have been in occupancy and reported sales for a minimum of 12 months (93.4% of occupied in-line NRA).

Major Tenants.

Retail Tenancy

Academy Sports (72,667 sq. ft.; 13.9% of NRA; 6.4% of U/W Base Rent) Founded in 1938, Academy Sports is a sports, outdoor and lifestyle retailer with a broad assortment of hunting, fishing, camping equipment, sports gear, leisure products, footwear, and apparel.  Currently owned by Kohlberg Kravis Roberts & Co L.P., Academy Sports operates over 150 stores throughout the southern United States.  Academy Sports executed its lease in November 2011 with an expiration date of 2027 and is not required to report sales.

AMC Theatres (50,967 sq. ft.; 9.7% of NRA; 13.3% of U/W Base Rent) Founded in 1920, AMC Theatres (rated B-/B2/B by Fitch/Moody’s/S&P) operates over 332 theaters (4,804 screens) across the United States. The theater at the Avenue Forsyth Property contains 12 screens including an IMAX screen.  AMC Theatres has reported T-12 September 30, 2012 sales of $7.8 million ($646,724 per screen, 19.2% occupancy cost), which are 2.5% above 2011 sales and 31% above the national average for AMC Theatres of approximately $495,000 per screen.  The nearest competitive theater, Movie 400 (12 screens), is located four miles from the Avenue Forsyth Property, and the nearest theater with an IMAX screen, Regal Mall of Georgia Stadium 20 & IMAX (20 screens), is located 17 miles from the Avenue Forsyth Property.  The AMC Theatres lease expires in 2023.

Barnes & Noble (28,007 sq. ft.; 5.3% of NRA; 4.5% of U/W Base Rent) Founded in 1965, Barnes & Noble operates over 689 retail bookstores and 674 college bookstores throughout the United States.  Barnes & Noble reported T-12 September 30, 2012 sales of $5.5 million ($195 PSF, 9.1% occupancy cost), which is in line with historical sales figures at the Avenue Forsyth Property.  The Barnes & Noble lease expires in 2018.

Office Tenancy

Children’s Healthcare of Atlanta (23,910 sq. ft.; 4.6% of NRA; 3.5% of U/W Base Rent) – Children’s Healthcare of Atlanta (“CHOA”) is one of the largest clinical healthcare providers in the country and was ranked among the top children’s hospitals by U.S. News & World

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

410 Peachtree Parkway Cumming, GA 30041	Collateral Asset Summary – Loan No. 7 Avenue Forsyth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,300,000 71.1% 1.86x 11.0%

Report.  CHOA operates a pediatric urgent care center at the Avenue Forsyth Property, employing over 50 nurses, technicians, doctors and administrators.  CHOA executed its lease in June 2011 and invested $5.7 million into its space and operations at the Avenue Forsyth Property.  Additionally, CHOA plans to open a 28-acre medical campus adjacent to the Avenue Forsyth Property that will include immediate care, outpatient imaging and diagnostic services, doctor’s offices, rehabilitation services and a hospital of up to 100 beds.

Xaviant (16,099 sq. ft.; 3.1% of NRA; 2.8% of U/W Base Rent) – Founded in 2008, Xaviant is an independent game development studio which has partnerships with PlayStation and XBOX.  Xaviant executed an eight-year extension on its initial 10,809 sq. ft. along with a 5,290 sq. ft. expansion, bringing its total leased space to 16,099 sq. ft., with an expiration date of August 31, 2020.

Regus Business Centre (14,571 sq. ft.; 2.8% of NRA; 1.8% of U/W Base Rent) – Founded in 1989 and headquartered in Luxembourg, Regus Business Centre (“Regus”) is the world’s largest provider of flexible workplaces which includes collaboration spaces, meeting rooms, business lounges, virtual offices, and day offices.  Regus has over one million customers and currently operates in over 1,200 locations, 550 cities, and 95 countries.  The Avenue Forsyth Property location is currently 93.3% occupied, with available units ranging in size from 65 sq. ft. to 120 sq. ft. at monthly rental rates ranging from $439 per month to $1,169 per month.  The Regus lease expires in 2022.

Environmental Matters.  The Phase I environmental report dated November 21, 2012 recommended no further action at the Avenue Forsyth Property.

The Market.  The Avenue Forsyth Property is located in Cumming, Georgia at the southwest corner of Georgia Highway 400 and Peachtree Parkway, approximately 30 miles northeast of downtown Atlanta in the Georgia 400 submarket.  The Avenue Forsyth Property is Class A commercial development with a primary trade area expanding approximately ten miles around the center.  As of 2012, the population in the 10-mile trade area was 382,832 with median household income of $88,579.

The Georgia 400 retail submarket contains 34.1 million sq. ft. and as of Q3 2012, had a vacancy rate of 10.4% with average rents of $14.08 PSF.  According to the appraisal, the Avenue Forsyth Property outperforms the Georgia 400 submarket, which includes numerous non-comparable unanchored retail strips.

The appraiser analyzed a set of five competitive anchored retail centers within the region of the Avenue Forsyth Property, which are detailed below.  The Forum at Peachtree Parkway is the nearest open-air lifestyle center, which is located 13 miles from the Avenue Forsyth Property.  The comparables have occupancies ranging from 82.0% to 100.0% with an average occupancy of 94.6%.  Based on the market and the competitive set, the appraiser concluded a vacancy rate for the Avenue Forsyth Property of 8.6%, in line with its current vacancy of 8.1%.

Retail Competitive Set (1)
Name	Avenue Forsyth	Cumming Town Center	Cumming Marketplace	Lakeland Plaza	Johns Creek Towne Center	Forum at Peachtree Parkway
Distance from Subject	NAP	5 miles	3 miles	3 miles	6 miles	13 miles
Year Built	2008	2007	1997	1986	2001	2003
Total Occupancy	91.9%	100.0%	95.8%	82.0%	95.0%	100.0%
Total Size (Sq. Ft.)	523,535	355,192	318,695	447,289	293,336	501,211
Anchors / Major Tenants	Academy Sports, AMC Theatres, Barnes & Noble	Dick’s Sporting Goods, T.J. Maxx, Staples, Best Buy	Lowes, Wal-Mart (shadow), Home Depot (shadow)	Belk, Kroger, Stein Mart, Office Depot	Kohl’s, Michael’s, Staples, PetSmart, Stein Mart	Belk, HomeGoods, Barnes & Noble
(1)	Source: Appraisal

The appraiser also analyzed a set of six comparable office buildings within the region of the Avenue Forsyth Property.  The comparables have occupancies ranging from 84.0% to 96.0% with an average occupancy of 88.4% and rents ranging from $19.00 to $21.00 PSF, in line with the appraiser’s concluded office market rent for the Avenue Forsyth Property of $20.00 PSF.  The Avenue Forsyth Property office space is currently 100.0% occupied.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

410 Peachtree Parkway Cumming, GA 30041	Collateral Asset Summary – Loan No. 7 Avenue Forsyth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,300,000 71.1% 1.86x 11.0%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2010	2011	T-12 9/30/2012	U/W	U/W PSF
Base Rent(2)	$6,070,316	$7,384,215	$8,789,109	$9,935,312	$18.98
Value of Vacant Space	0	0	0	981,568	1.87
Gross Potential Rent	$6,070,316	$7,384,215	$8,789,109	$10,916,880	$20.85
Total Recoveries	1,455,472	1,784,384	1,894,777	2,445,226	4.67
Total % Rents	155,263	112,726	174,748	178,441	0.34
Total Other Income	170,871	372,271	451,841	331,001	0.63
Less: Vacancy & Credit Loss(3)	0	0	0	(1,153,694)	(2.20)
Effective Gross Income	$7,851,922	$9,653,596	$11,310,475	$12,717,854	$24.29
Total Operating Expenses	2,422,141	2,939,747	2,869,964	3,554,165	6.79
Net Operating Income	$5,429,781	$6,713,849	$8,440,511	$9,163,689	$17.50
TI/LC	0	0	0	387,439	0.74
Capital Expenditures	0	0	0	78,530	0.15
Net Cash Flow	$5,429,781	$6,713,849	$8,440,511	$8,697,720	$16.61

(1)
The Avenue Forsyth Property was constructed in 2008 and has leased up to 91.9% occupancy.   Fourteen leases accounting for 19.7% of underwritten base rent commenced in 2011, including Academy Sports, the largest retail tenant, and Children’s Healthcare of Atlanta, the largest office tenant.  Additionally, seven leases accounting for 8.3% of underwritten base rent commenced in 2012 or early 2013, including major retail tenants Ariana Home Furnishings and Koo Koo Bear Baby & Kids, and the Xaviant office tenant expansion.

(2)
U/W Base Rent includes $486,804 in contractual rent steps through December 31, 2013, $280,391 for the Xaviant expansion lease which is signed with rent commencing in March 2013, and $54,932 in downward mark-to-market adjustments for office tenants.

(3)	U/W Vacancy & Credit Loss of 8.5% of gross income is in line with the appraiser’s conclusion of 8.6% and the current vacancy at the Avenue Forsyth Property of 8.1%.

Property Management.  The Avenue Forsyth Property is managed by Core Property Mgmt, LLC, an affiliate of one of the Sponsors.

Lockbox / Cash Management.  The Avenue Forsyth Loan is structured with a hard lockbox and springing cash management.  In place cash management is required upon (i) an event of default, (ii) failure of the Sponsors to collectively maintain a minimum net worth of $30.0 million until the Sponsors maintain such minimum net worth for two consecutive calendar quarters, (iii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.25x until the debt service coverage ratio is at least equal to 1.35x for two consecutive calendar quarters, or (iv) the commencement of a Lease Sweep Period, as defined below.

A “Lease Sweep Period” will commence if (i) the lease with respect to any Lease Sweep Event Tenant (or any material portion thereof) is surrendered, cancelled or terminated prior to its then current expiration date, (ii) a Lease Sweep Event Tenant “goes dark,” gives notice of its intention to “go dark” or fails to provide renewal notice in the timeframe described under its lease, or (iii) a Lease Sweep Event Tenant files bankruptcy or begins insolvency proceedings.  Lease Sweep Event Tenant means the five largest tenants at the Avenue Forsyth Property based on either gross rent or net rentable area and currently consist of Academy Sports, AMC Theatres, Barnes & Noble, DSW, Children’s Healthcare of Atlanta, and Xaviant.

Initial Reserves.  At closing, the borrower deposited (i) $200,000 into a tax reserve account, (ii) $53,122 into a required repairs reserve, and (iii) $454,023 into a TI/LC reserve account for outstanding leasing costs in connection with recent leases.

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit $100,000 into a tax reserve account.  Additionally, the borrower has the following springing reserve obligations: (a) monthly insurance reserves upon (i) an event of default, (ii) failure by the borrower to maintain insurance under a blanket insurance policy, (iii) failure by the borrower to pay annual insurance premiums in advance, or (iv) failure by the borrower to provide evidence of a renewal policy two days prior to its then current expiration date; (b) monthly deposits of $6,544 into a replacement reserve account upon (i) the failure of the borrower after the end of any calendar quarter to maintain a debt service coverage ratio of 1.75x until the debt service coverage ratio is at least equal to 1.85x for two consecutive calendar quarters; and (c) monthly deposits of $43,628 into a TI/LC reserve account upon (i) the failure of the borrower after the end of any calendar quarter to maintain a debt service coverage ratio of 1.75x until the debt service coverage ratio is at least equal to 1.85x for two consecutive calendar quarters.

Current Mezzanine or Subordinate Indebtedness.  None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

410 Peachtree Parkway Cumming, GA 30041	Collateral Asset Summary – Loan No. 7 Avenue Forsyth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,300,000 71.1% 1.86x 11.0%

Future Mezzanine or Subordinate Indebtedness Permitted.  Commencing after the 24th payment date of the Avenue Forsyth Loan, an owner of the borrower is permitted to incur mezzanine indebtedness secured by its interest in the borrower provided, among other things, (i) no event of default has occurred, (ii) the combined loan-to-value ratio is not more than 71.0%, (iii) the combined interest only debt service coverage ratio is at least 2.60x, (iv) the combined debt service coverage ratio based on a 30-year amortization schedule is at least 1.75x and (v) the combined debt yield is at least 9.9%.

Partial Release.  The borrower is permitted to obtain the release of one or more non-income producing parcels provided, among other things, that (i) no event of default or cash management period is ongoing, (ii) if the release occurs after May 27, 2013, the loan-to-value ratio is not more than 75.0% and the debt yield is at least 9.0% (in each case, based on the remaining portion of the Avenue Forsyth Property), provided, however, the borrower is permitted to make a prepayment, including any applicable yield maintenance payment, in such amount that the Avenue Forsyth Property will satisfy such requirements, (iii) the release is in compliance with REMIC requirements and (iv) the release parcel remains subject to reciprocal easement agreements in effect for the Avenue Forsyth Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

410 Peachtree Parkway Cumming, GA 30041	Collateral Asset Summary – Loan No. 7 Avenue Forsyth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,300,000 71.1% 1.86x 11.0%

GEORGIA HWY 400
SECOND FLOOR
Xaviant
Regus Business Centre
AMC THEATRES
Academy SPORTS + OUTDOORS
BB&T
RED ROBIN
DSW
BARNES & NOBLE BOOKSELLERS
CHILDREN'S HOSPITAL OF ATLANTA
ARIANA HOME FURNISHINGS
JIM 'N NICK'S BAR-B-Q
CVS pharmacy
four40
PEACHTREE PARKWAY
RONALD REAGAN BOULEVARD
Anchor / Major
Non Anchor
Office
Vacant
Release Parcel
Not Part of Collateral
Outparcels Excluded from Collateral
N

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

410 Peachtree Parkway Cumming, GA 30041	Collateral Asset Summary – Loan No. 7 Avenue Forsyth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$83,300,000 71.1% 1.86x 11.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 8 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$79,794,922 68.3% 1.73x 12.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 8 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$79,794,922 68.3% 1.73x 12.3%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Portfolio of 11 properties
Loan Purpose:	Refinance			Property Type:	Extended Stay Hospitality
Sponsor(1)(2):	Six funds controlled by Starwood			Collateral:	Fee Simple
	Capital Group, on a joint and several			Location:	California, Washington, Oregon
	basis			Year Built / Renovated:	1997-2000 / Various
Borrower(1):	Various			Rooms:	1,277
Original Balance(3):	$80,000,000			Property Management:	Larkspur Hotel Management
Cut-off Date Balance(3):	$79,794,922				Company, LLC
% by Initial UPB:	5.3%			Underwritten NOI:	$17,137,303
Interest Rate:	4.9585%			Underwritten NCF:	$15,552,787
Payment Date:	6th of each month			Appraised Value:	$204,500,000
First Payment Date:	February 6, 2013			Appraisal Date:	December 2012
Maturity Date:	January 6, 2018
Amortization:	360 months			Historical NOI
Additional Debt(3):	$59,846,192 Pari Passu Debt			Most Recent NOI:	$17,696,853 (December 31, 2012)
Call Protection(4):	L(23), YM1(33), O(4)			2011 NOI:	$14,006,420 (December 31, 2011)
Lockbox / Cash Management:	Hard / Springing			2010 NOI:	$10,113,205 (December 31, 2010)
				2009 NOI:	$8,293,279 (December 31, 2009)
Reserves(5)
	Initial	Monthly		Historical Occupancy
Taxes:	$257,883	$125,683		Current Occupancy:	79.5% (December 31, 2012)
Insurance:	$0	Springing		2011 Occupancy:	75.4% (December 31, 2011)
FF&E:	$0	1/12 of 4.0% of		2010 Occupancy:	68.5% (December 31, 2010)
		annual gross revenues		2009 Occupancy:	60.9% (December 31, 2009)

(1)   See “The Borrower / Sponsor” herein for a description of the borrowers and sponsors.
(2)   The Sponsors are an affiliate of the sponsor under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as Avenue Forsyth, which has a cut-off date balance of$83,300,000.
(3)   The Original Balance and Cut-off Date Balance of $80.0 million and $79.8 million, respectively, represent the controlling Note A-1 of a $140.0 million loan combination evidenced by two pari passu notes. The pari passu companion loan is comprised of Note A-2, with an original principal amount of $60.0 million. For additional information on the pari passu companion loan, see “The Loan” herein.
(4)   See “Partial Release” herein.
(5)   See “Initial Reserves” and “Ongoing Reserves” herein.
(6)   DSCR, LTV, Debt Yield and Balance / Room calculations are based on the aggregate Larkspur Landing Loan Combination.

Financial Information(6)
Cut-off Date Balance / Room:		$109,351
Balloon Balance / Room:		$101,038
Cut-off Date LTV:		68.3%
Balloon LTV:		63.1%
Underwritten NOI DSCR:		1.91x
Underwritten NCF DSCR:		1.73x
Underwritten NOI Debt Yield:		12.3%
Underwritten NCF Debt Yield:		11.1%	.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 8 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$79,794,922 68.3% 1.73x 12.3%

Portfolio Summary
Property	Location	# of Rooms	Year Built / Renovated	Allocated Loan Amount(1)	Appraised Value	Occupancy(2)
Larkspur Landing Sunnyvale	Sunnyvale, CA	126	1999 / 2008	$21,700,000	$30,800,000	84.2%
Larkspur Landing Hillsboro	Hillsboro, OR	124	1997 / NAP	$17,250,000	$24,500,000	81.7%
Larkspur Landing Milpitas	Milpitas, CA	124	1998 / 2011	$17,000,000	$24,300,000	87.2%
Larkspur Landing Campbell	Campbell, CA	117	2000 / NAP	$15,500,000	$21,900,000	83.8%
Larkspur Landing S. San Francisco	S. San Francisco, CA	111	1999 / 2012	$14,700,000	$21,000,000	84.2%
Larkspur Landing Bellevue	Bellevue, WA	126	1998 / NAP	$12,560,000	$18,200,000	79.8%
Larkspur Landing Renton	Renton, WA	127	1998 / NAP	$11,500,000	$16,800,000	77.2%
Larkspur Landing Pleasanton	Pleasanton, CA	124	1997 / 2011	$11,040,000	$16,000,000	77.0%
Larkspur Landing Sacramento	Sacramento, CA	124	1998 / NAP	$9,610,000	$14,000,000	71.5%
Larkspur Landing Folsom	Folsom, CA	84	1999 / 2010	$7,120,000	$10,500,000	74.7%
Larkspur Landing Roseville	Roseville, CA	90	1999 / 2010	$2,020,000	$6,500,000	70.3%
Total / Wtd. Avg.		1,277		$140,000,000	$204,500,000	79.5%
(1)	Allocated Loan Amount based on the original balance of the Larkspur Landing Loan Combination.
(2)	Occupancy based on the borrowers’ operating statements as of December 31, 2012.

Historical Occupancy, ADR, RevPAR(1)
	2010			2011			2012
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Larkspur Landing Sunnyvale	75.9%	$113.01	$85.77	81.8%	$118.93	$97.28	84.2%	$131.01	$110.30
Larkspur Landing Hillsboro	66.8%	$88.02	$58.79	83.7%	$90.70	$75.92	81.7%	$102.87	$84.06
Larkspur Landing Milpitas	84.9%	$91.08	$77.33	85.7%	$104.04	$89.16	87.2%	$114.71	$100.03
Larkspur Landing Campbell	70.7%	$97.54	$68.96	80.2%	$103.30	$82.85	83.8%	$112.23	$93.99
Larkspur Landing S. San Francisco	78.4%	$87.46	$68.57	76.4%	$100.51	$76.79	84.2%	$123.16	$103.65
Larkspur Landing Bellevue	68.0%	$85.71	$58.27	67.6%	$90.78	$61.37	79.8%	$96.69	$77.13
Larkspur Landing Renton	61.1%	$93.05	$56.82	75.7%	$88.31	$66.85	77.2%	$95.95	$74.11
Larkspur Landing Pleasanton	54.3%	$80.54	$43.73	74.4%	$80.23	$59.69	77.0%	$91.30	$70.25
Larkspur Landing Sacramento	63.4%	$99.79	$63.24	66.6%	$101.36	$67.50	71.5%	$99.93	$71.45
Larkspur Landing Folsom	71.9%	$102.30	$73.56	69.1%	$105.46	$72.88	74.7%	$106.59	$79.59
Larkspur Landing Roseville	57.4%	$84.83	$48.65	62.5%	$86.17	$53.85	70.3%	$87.17	$61.27
Total / Wtd. Avg.	68.5%	$93.01	$64.01	75.4%	$97.30	$73.62	79.5%	$105.85	$84.67
(1)	Source: borrower provided operating statements.

The Loan.    The Larkspur Landing Hotel Portfolio loan (the “Larkspur Landing Loan”) is a fixed rate loan secured by the borrowers’ fee simple interests in 11 Larkspur Landing-branded, extended stay hotel properties located in California, Washington, and Oregon (the “Larkspur Landing Properties”)  with an original principal balance of $80.0 million. The Larkspur Landing Loan of $80.0 million represents the controlling Note A-1 of a $140.0 million loan combination that is evidenced by two pari passu notes (collectively, the “Larkspur Landing Loan Combination”).  Only the $80.0 million controlling Note A-1 will be included in the COMM 2013-CCRE6 trust.  The Note A-2, with an original principal balance of $60.0 million, is currently held by CCRE and is expected to be included in a future securitization. The Larkspur Landing Loan has a five-year term and amortizes on a 30-year schedule.  The Larkspur Landing Loan accrues interest at a fixed rate equal to 4.9585% and has a cut-off date balance of approximately $79.8 million.  Larkspur Landing Loan Combination proceeds, along with borrower equity of approximately $14.6 million and the conversion of a $24.68 million portion of an outstanding mezzanine loan into a preferred equity interest were used to retire existing debt of approximately $175.8 million, pay closing costs and fund initial reserves. Based on the appraised value of $204.5 million as of December 2012, the cut-off date LTV is 68.3% with remaining implied equity of approximately $64.8 million.  The most recent financing of the Larkspur Landing Properties included a senior mortgage of approximately $75.4 million, which was included in the BALL 2007-BMB1 transaction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 8 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$79,794,922 68.3% 1.73x 12.3%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$140,000,000	78.1%	Loan Payoff(1)	$175,815,708	98.1%
Borrower Equity	$14,567,080	8.1%	Reserves	$257,883	0.1%
Preferred Equity(1)	$24,680,000	13.8%	Closing Costs	$3,173,489	1.8%
Total Sources	$179,247,080	100.0%	Total Uses	$179,247,080	100.0%
(1)
Loan Payoff included the repayment of an approximately $75.4 million first mortgage which was securitized in the BALL 2007-BMB1 transaction, the repayment of a $50.0 million senior mezzanine loan held by Key Bank, and the satisfaction of a $49.68 million junior mezzanine loan held by E2M Partners (of which $25.0 million was repaid, with the remaining $24.68 million converted to a preferred equity interest in an indirect owner of the borrowers).  See “Preferred Equity” herein.

The Borrower / Sponsor.    The borrowers, LL Bellevue, L.P.; LL Campbell, L.P.; LL Folsom, L.P.; LL Hillsboro, L.P.; LL Milpitas, L.P.; LL Pleasanton, L.P.; LL Renton, L.P.; LL Roseville, L.P.; LL Sacramento, L.P.; LL South San Francisco, L.P.; and LL Sunnyvale, L.P. are each Delaware limited partnerships structured to be bankruptcy-remote, each with two independent directors in their organizational structures.  The sponsors of the borrowers and the nonrecourse carve-out guarantors are, jointly and severally, Starwood Global Opportunity Fund VII-A, L.P.; Starwood Capital Hospitality Fund I-2, L.P.; Starwood Capital Hospitality Fund I-1, L.P.; Starwood Global Opportunity Fund VII-B, L.P.; Starwood U.S. Opportunity Fund VII-D, L.P. and Starwood U.S. Opportunity Fund VII-D-2, L.P., (collectively, the “Sponsors” or the “Starwood Funds”).

The Starwood Funds are controlled by Starwood Capital Group (“Starwood”).  Starwood, founded in 1991, is one of the world’s premier private investment firms and has invested over $12.0 billion of equity in all asset classes including 2,200 hotels, 64,400 multifamily and condominium units and 65.1 million sq. ft. of retail, office and industrial space.

The Properties.  The Larkspur Landing Properties consist of 11 Larkspur Landing-branded, all-suite extended stay properties totaling 1,277 rooms located in California, Washington, and Oregon.  The Larkspur Landing Properties were built between 1997 and 2000.  The Larkspur Landing Properties were acquired by the Sponsors in 2006 directly from Larkspur Hotels and Restaurants, the original developer, for approximately $213.0 million ($166,797 per key).  The Sponsors subsequently invested approximately $6.0 million in capital improvements, which, together with closing costs, result in a cost basis of approximately $222.2 million.

The Larkspur Landing Properties are predominantly located near primary thoroughfares outside major metropolitan areas including San Francisco, Oakland, San Jose and Sacramento, California, Seattle, Washington and Portland, Oregon.  Guest rooms average 575 sq. ft. and are comprised of one-bedroom and studio suites.  Each guest room includes a fully-equipped kitchen, LCD television, DVD player and renovated fixtures, with each Larkspur Landing Property containing an average of over 800 sq. ft. of corporate meeting space, a full-service business center, state-of-the-art audio/visual equipment, fitness center, complimentary laundry facilities, high speed internet access, and a complimentary breakfast buffet.

Environmental Matters. The Phase I environmental reports dated December 31, 2012 recommended no further action at the Larkspur Landing Properties.

The Market. The Larkspur Landing Properties consist of 11 Larkspur Landing-branded, all-suite extended stay properties located in California, Washington, and Oregon.  Each Larkspur Landing Property has its own distinct competitive set.  Penetration rates as of the trailing 12-month period ending December 31, 2012 for the Larkspur Landing Properties are summarized in the table below.  The competitive set includes primarily extended stay brands such as Extended Stay America, Residence Inn and TownePlace Suites.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 8 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$79,794,922 68.3% 1.73x 12.3%

Competitive Set Penetration Rates(1)
	2012			Competitive Set			Penetration Factor
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Larkspur Landing Sunnyvale	84.2%	$130.99	$110.28	79.9%	$142.80	$114.03	105.4%	91.7%	96.7%
Larkspur Landing Hillsboro	81.8%	$103.22	$84.47	81.0%	$106.05	$85.95	101.0%	97.3%	98.3%
Larkspur Landing Milpitas	87.2%	$114.67	$100.00	83.0%	$98.31	$81.58	105.1%	116.6%	122.6%
Larkspur Landing Campbell	83.7%	$112.24	$93.95	79.6%	$114.95	$91.47	105.2%	97.6%	102.7%
Larkspur Landing S. San Francisco	84.2%	$122.75	$103.33	84.1%	$123.05	$103.46	100.1%	99.8%	99.9%
Larkspur Landing Bellevue	79.8%	$96.66	$77.10	73.0%	$95.97	$70.04	109.3%	100.7%	110.1%
Larkspur Landing Renton	77.2%	$95.89	$74.07	75.7%	$94.28	$71.39	102.0%	101.7%	103.7%
Larkspur Landing Pleasanton	77.0%	$91.25	$70.22	78.1%	$97.02	$75.78	98.5%	94.1%	92.7%
Larkspur Landing Sacramento	71.5%	$99.84	$71.38	55.6%	$83.96	$46.66	128.7%	118.9%	153.0%
Larkspur Landing Folsom	74.7%	$106.59	$79.59	71.5%	$106.46	$76.11	104.4%	100.1%	104.6%
Larkspur Landing Roseville	70.3%	$87.15	$61.26	72.2%	$82.56	$59.64	97.3%	105.6%	102.7%
Total / Wtd. Avg.	79.5%	$105.82	$84.66	75.9%	$104.40	$80.00	105.5%	102.2%	108.2%
(1)
Source: hospitality research reports. The minor variances between the underwriting and the above tables with respect to Occupancy, ADR and RevPAR at the Larkspur Landing Hotel Portfolio Properties are attributable to variances in reporting methodologies and/or timing differences.

The Larkspur Landing Properties are located in close proximity to numerous corporate demand drivers.  Corporate accounts with stays of seven nights or longer comprise 23.1% of the demand segmentation for the Larkspur Landing Properties, while general extended stay guests and corporate guests staying less than seven nights comprise an additional 34.5%.  The top corporate accounts at the Larkspur Landing Properties are listed below.

Top Corporate Accounts(1)
Rank	Client	# of Nights	Rank	Client	# of Nights	Rank	Client	# of Nights
1	Cisco Systems	8,113	11	Ericsson	2,812	21	Valley Medical	1,207
2	Intel	5,764	12	Synopsys	2,393	22	Lockheed Martin	1,181
3	KLA	5,254	13	AMCC	2,103	23	Agostini Nurse Staffing	1,112
4	Providence Health	5,173	14	Roche / Genentech	1,921	24	CSUS	1,109
5	AT&T	4,978	15	Juniper Networks	1,837	25	Microsoft	1,096
6	Yahoo	4,934	16	Walmart	1,695	26	DMV	1,092
7	Ebay	3,668	17	Huawei	1,636	27	Boeing	1,022
8	Sandisk	3,524	18	PG&E	1,540	28	LSI Corporation	997
9	United Airlines	3,193	19	Broadcom	1,303	29	Rambus	889
10	Advanced Clinical	3,158	20	Allied Telesis	1,220	30	T-Mobile	865
(1)	Source: Borrower provided information for year-to-date October 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 8 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$79,794,922 68.3% 1.73x 12.3%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W per Room
Occupancy(1)	68.5%	75.4%	79.5%	78.7%
ADR	$93.01	$97.30	$105.85	$106.17
RevPAR	$64.01	$73.62	$84.67	$83.56

Room Revenue	$29,990,248	$34,450,693	$39,574,982	$38,948,065	$30,500
F&B Revenue	75,578	163,450	237,828	235,378	184
Other Revenue	462,979	405,711	433,477	429,475	336
Total Revenue	$30,528,805	$35,019,854	$40,246,287	$39,612,918	$31,020
Operating Expenses	8,769,336	9,269,577	10,050,941	9,901,231	7,754
Undistributed Expenses(2)	9,254,404	9,840,742	10,375,307	10,451,198	8,184
Gross Operating Profit	$12,505,065	$15,909,535	$19,820,039	$19,260,489	$15,083
Total Fixed Charges	2,391,860	1,903,115	2,123,186	2,123,186	1,663
Net Operating Income	$10,113,205	$14,006,420	$17,696,853	$17,137,303	$13,420
FF&E(3)	1,221,152	1,400,794	1,609,851	1,584,517	1,241
Net Cash Flow	$8,892,053	$12,605,626	$16,087,002	$15,552,787	$12,179
(1)	U/W Occupancy adjusted for individual Larkspur Landing Properties.
(2)
The Larkspur Landing Properties do not have a franchise agreement or associated fee.  An adjustment was made to U/W Undistributed Expenses for each Larkspur Landing Property to achieve a minimum combined marketing, management, and franchise expense equal to 10.5% of total revenue, resulting in an aggregate U/W marketing, management, and franchise expense equal to 11.1% of total revenue.

(3)	An FF&E reserve of 4.0% of total revenue was applied to each of the historical cash flows and the U/W cash flow.

Property Management.    The Larkspur Landing Properties are managed by Larkspur Hotel Management Company, LLC.  Larkspur Hotel Management Company, LLC is an affiliate of Larkspur Hotels and Restaurants (“Larkspur H&R”).  Larkspur H&R was established in 1996 and, in addition to managing the 11 Larkspur Landing Properties, owns and manages a portfolio of two additional hotels located in California.

Lockbox / Cash Management.    The Larkspur Landing Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default, (ii) the failure by the borrowers after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.25x until the debt service coverage ratio is at least equal to 1.35x for two consecutive calendar quarters, (iii) failure of the Sponsors to maintain a minimum net worth of $100.0 million until the Sponsors maintain the minimum net worth for two consecutive calendar quarters or (iv) the failure by the borrowers to renew or extend the term of any management or license agreement 12 months prior to the then applicable expiration date.

Initial Reserves.    At closing, the borrowers deposited $257,883 into a tax reserve account.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $125,683 into a tax reserve account and (ii) 1/12 of 4.0% of gross income from operations based on the previous calendar year which currently equates to $10,488 into an FF&E reserve account.  Additionally, the borrowers will be required to deposit monthly insurance reserves upon (i) an event of default, (ii) failure by the borrowers to maintain insurance under a blanket insurance policy, (iii) failure by the borrowers to pay annual insurance premiums in advance, or (iv) failure by the borrowers to provide evidence of a renewal policy two days prior to its then current expiration date.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 8 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$79,794,922 68.3% 1.73x 12.3%

Preferred Equity. E2M Partners has a preferred equity interest of $24.68 million in an indirect owner of the borrowers pursuant to which, until the Larkspur Landing Loan is paid in full, the preferred equity holder may not exercise redemption rights and the failure to pay the preferred equity holder a minimum return is not a default.  E2M Partners is a private equity fund manager with over $500 million of equity capital invested across multiple funds.

Partial Release.  Commencing on the payment date in January 2015, the borrowers have the right to obtain the release of one or more individual Larkspur Landing Properties in connection with the bona fide sale to a third-party of a Larkspur Landing Property provided, among others things, (i) no event of default has occurred or in place cash management is required, (ii) the borrowers pay  the applicable yield maintenance premium together with payment in an amount equal to the greatest of (a) with respect to the release of the first two Larkspur Landing Properties, (1) 85.0% of the net sales proceeds of each such Larkspur Landing Property to be released or (2) 115.0% of the allocated loan amount of such Larkspur Landing Property to be released and (b) with respect to the release of a Larkspur Landing Property after the release of the first two released Larkspur Landing Properties, (1) 90.0% of net sales proceeds of such Larkspur Landing Property to be released or (2) 120.0% of the allocated loan amount of such Larkspur Landing Property to be released, (iii) after giving effect to such release, (a) the debt yield is at least equal to the greater of 11.0% or the debt yield immediately prior to such release, (b) the loan-to-value ratio is not more than the lesser of 68.5% or the loan-to-value ratio immediately prior to such release  and (c) the debt service coverage ratio is not less than the greater of 1.70x or the debt service coverage ratio immediately prior to such release (provided, in the case of each of (iii) (a) through (c) above, the borrowers are permitted to make a prepayment in such amount that the remaining Larkspur Landing Properties will satisfy such requirements), and (iv) the Larkspur Landing Properties remain in compliance with REMIC requirements.

Substitution of Collateral.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 8 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$79,794,922 68.3% 1.73x 12.3%

Seattle
Bellevue
Mercer Island
White Center
Puget Sound
Burien
SeaTac
Normandy Park
Tukwila
Renton
Kent
Cascade-Fairwood
Portland
Vancouver
WASHINGTON
OREGON
Hillsboro
Beaverton
Tigard
Lake Oswego
Tualatin
Sherwood
Rocklin
Loomis
Roseville
Granite Bay
Rio Linda
North Highlands
Citrus Heights
Orangevale
Foothill Farms
Folsom
Fair Oaks
Carmichael
Gold River
Arden-Arcade
SACRAMENTO
La Riviera
Rancho Cordova
Rosemont
West Sacramento
Parkway-South Sacramento
Florin
Vineyard
Berkeley
Walnut Creek
Oakland
San Francisco
South San Francisco
San Leandro
Hayward
Pleasanton
Union City
Fremont
San Mateo
Redwood City
Palo Alto
Mountain View
Sunnyvale
Milpitas
Santa Clara
San Jose
Campbell
PACIFIC OCEAN

LARKSPUR LANDING HOTEL PORTFOLIO

1	Larkspur Landing Sunnyvale	748 North Mathilda Avenue	Sunnyvale, CA
2	Larkspur Landing Hillsboro	3133 Northeast Shute Road	Hillsboro, OR
3	Larkspur Landing Milpitas	40 Ranch Drive	Milpitas, CA
4	Larkspur Landing Campbell	550 West Hamilton Avenue	Campbell, CA
5	Larkspur Landing South San Francisco	690 Gateway Boulevard	South San Francisco, CA
6	Larkspur Landing Bellevue	15805 Southeast 37th Street	Bellevue, WA
7	Larkspur Landing Renton	1701 East Valley Road	Renton, WA
8	Larkspur Landing Pleasanton	5535 Johnson Drive	Pleasanton, CA
9	Larkspur Landing Sacramento	555 Howe Avenue	Sacramento, CA
10	Larkspur Landing Folsom	121 Iron Point Road	Folsom, CA
11	Larkspur Landing Roseville	1931 Taylor Road	Roseville, CA

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1400 M Street NW Washington, DC 20005	Collateral Asset Summary – Loan No. 9 Westin Washington DC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,703,095 52.6% 1.80x 12.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1400 M Street NW Washington, DC 20005	Collateral Asset Summary – Loan No. 9 Westin Washington DC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,703,095 52.6% 1.80x 12.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Recapitalization		Property Type:	Full Service Hospitality
Sponsor:	DiamondRock Hospitality Limited		Collateral:	Fee Simple
	Partnership		Location:	Washington, DC
Borrower:	DiamondRock DC M Street Owner,		Year Built / Renovated:	1981 / 2007
	LLC		Rooms:	406
Original Balance:	$74,000,000		Property Management:	Crossroads Hospitality
Cut-off Date Balance:	$73,703,095			Management Company, LLC d/b/a
% by Initial UPB:	4.9%			Interstate Management Company,
Interest Rate:	3.9900%			L.L.C.
Payment Date:	6th of each month		Underwritten NOI:	$9,519,316
First Payment Date:	February 6, 2013		Underwritten NCF:	$8,451,155
Maturity Date:	January 6, 2023		“As-is” Appraised Value:	$140,000,000
Amortization:	300 months		“As-is” Appraisal Date:	December 3, 2012
Additional Debt:	None		“As Stabilized” Appraised Value(2):	$163,900,000
Call Protection:	L(26), D(89), O(5)		“As Stabilized” Appraisal Date(2):	December 4, 2015
Lockbox / Cash Management:	Hard / Springing
			Historical NOI
Reserves(1)			Most Recent NOI:	$9,245,455 (T-12 January 31, 2013)
	Initial	Monthly	2011 NOI:	$10,427,612 (December 31, 2011)
Taxes:	$730,620	$182,655	2010 NOI:	$11,089,431 (December 31, 2010)
Insurance:	$0	Springing	2009 NOI:	$10,889,188 (December 31, 2009)
FF&E:	$0	4% of prior month’s
		gross income	Historical Occupancy
Required Repairs:	$1,178,100	NAP	Current Occupancy:	74.3% (January 31, 2013)
PIP Reserve:	$9,842,995	Springing	2011 Occupancy:	76.4% (December 31, 2011)
			2010 Occupancy:	76.1% (December 31, 2010)
Financial Information			2009 Occupancy:	74.8% (December 31, 2009)
Cut-off Date Balance / Room:		$181,535	(1) See “Initial Reserves” and “Ongoing Reserves” herein. (2) The “As Stabilized” cut-off date LTV is 45.0% based on achieving a stabilized occupancy of 78.0% with a stabilized ADR of $224.73.
Balloon Balance / Room:		$131,136
Cut-off Date LTV(2):		52.6%
Balloon LTV:		38.0%
Underwritten NOI DSCR:		2.03x
Underwritten NCF DSCR:		1.80x
Underwritten NOI Debt Yield:		12.9%
Underwritten NCF Debt Yield:		11.5%

Historical Occupancy, ADR, RevPAR(1)
	Westin Washington DC Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2008	74.3%	$195.34	$145.05	75.8%	$205.91	$156.02	98.0%	94.9%	93.0%
2009	74.8%	$183.77	$137.40	75.7%	$195.35	$147.88	98.8%	94.1%	92.9%
2010	76.1%	$186.50	$141.98	72.3%	$198.79	$143.78	105.3%	93.8%	98.7%
2011	76.4%	$196.30	$149.99	74.6%	$205.23	$153.07	102.4%	95.6%	98.0%
2012	73.2%	$193.80	$141.95	73.7%	$207.89	$153.21	99.4%	93.2%	92.6%
(1)
Source: Hospitality Research Report. The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Westin Washington DC Property are attributable to variances in reporting methodologies and/or timing differences.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1400 M Street NW Washington, DC 20005	Collateral Asset Summary – Loan No. 9 Westin Washington DC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,703,095 52.6% 1.80x 12.9%

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2011 Occupancy(2)	2011 ADR(2)	2011 RevPAR(2)
Westin Washington DC Property	406	1981	14,000	76.4%	$196.30	$149.99
Doubletree Washington	220	1972	9,000	75.0%	$180.00	$135.00
Hilton The Capital	544	1943	35,000	80.0%	$215.00	$172.00
Loews Madison Hotel	353	1963	9,232	73.0%	$208.00	$151.84
Westin Grand Washington DC	267	1984	12,000	76.0%	$215.00	$163.40
Crowne Plaza The Hamilton	318	1922	6,700	73.0%	$190.00	$138.70
(1)	Source: Appraisal, hospitality research report.
(2)	2012 Occupancy, ADR and RevPAR are not available for the individual properties of the competitive set.

The Loan.  The Westin Washington DC loan (the “Westin Washington DC Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 406-room, full service hotel located at 1400 M Street NW in Washington, DC (the “Westin Washington DC Property”) with an original principal balance of $74.0 million. The Westin Washington DC Loan has a 10-year term and amortizes on a 25-year schedule. The Westin Washington DC Loan accrues interest at a fixed rate equal to 3.9900% and has a cut-off date balance of approximately $73.7 million. Loan proceeds were used to recapitalize the sponsor for purchasing the Westin Washington DC Property in July 2012 as part of a four-hotel acquisition. Based on the “As-is” appraised value of $140.0 million as of December 3, 2012, the cut-off date LTV is 52.6%. Based on the “As Stabilized” appraised value of $163.9 million as of December 4, 2015, the “As Stabilized” cut-off date LTV is 45.0%. Prior to the sponsor’s acquisition of the Westin Washington DC Property in July 2012, the most recent prior financing of the Westin Washington DC Property was included in the JPMCC 2011-CCHP transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$74,000,000	44.0%	Purchase Price(1)	$155,000,000	92.2%
Sponsor Equity	$94,078,644	56.0%	Reserves	$11,751,714	7.0%
			Closing Costs	$1,326,930	0.8%
Total Sources	$168,078,644	100.0%	Total Uses	$168,078,644	100.0%
(1)	The purchase price of $155.0 million ($381,773 per room) represents the allocated purchase price of the Westin Washington DC Property from a four-property portfolio.

The Borrower / Sponsor.    The borrower, DiamondRock DC M Street Owner, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The operating lessee, DiamondRock DC M Street Tenant, LLC, an affiliate of the borrower which operates the Westin Washington DC Property pursuant to an operating lease from the borrower, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is DiamondRock Hospitality Limited Partnership.

DiamondRock Hospitality Limited Partnership is the operating partnership of DiamondRock Hospitality Company (“DRH”). DRH is a publicly traded lodging-focused real estate company, headquartered in Bethesda, Maryland, that operates as a real estate investment trust. As of September 2012, DRH owns a portfolio of 27 hotels and resorts containing 11,868 guest rooms throughout 18 cities in the United States and US Virgin Islands. Each of its hotels is managed by a third party and most are operated under a brand owned by lodging companies, such as Marriott International, Inc., Starwood Hotels & Resorts Worldwide, Inc. or Hilton Worldwide.

The Property.  The Westin Washington DC Property is a 13-story, 406-room full service hotel located near Thomas Circle in downtown Washington, DC. Built in 1981, the Westin Washington DC Property underwent a $49.6 million renovation in 2007, which included upgrades to the guest rooms. From 2005 to 2012, there have been a total of approximately $50.8 million ($125,086 per room) in refurbishments. The sponsor purchased the Westin Washington DC Property in July 2012 as part of a four-property portfolio, and is planning $8.9 million of PIP renovations (for which approximately $9.8 million was reserved in escrow), including upgrades to guest rooms, the lobby and meeting rooms. The room mix consists of 234 standard king rooms, 165 double queen rooms and seven one-bedroom king suites.  The Westin Washington DC Property also has three food and beverage outlets, including 1400 North, a 140-seat full service restaurant, approximately 14,101 sq. ft. of meeting space throughout 10 rooms, a gift shop, fitness center and a business center.  In addition, there is a three-level parking garage beneath the Westin Washington DC Property, with 155 parking spaces. Many hotels in the Washington, DC area have limited to no hotel parking designations.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1400 M Street NW Washington, DC 20005	Collateral Asset Summary – Loan No. 9 Westin Washington DC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,703,095 52.6% 1.80x 12.9%

Environmental Matters. The Phase I environmental report dated December 12, 2012 recommended no further action at the Westin Washington DC Property, other than the continued implementation of the asbestos operations and maintenance plan that was developed in 2005 as a result of the Westin Washington DC Property being constructed in 1981.

The Market.     The Westin Washington DC Property is located along M Street, in the northwestern part of downtown Washington, DC. The immediate area is a dense mixed use urban area, and the overall neighborhood is fully built-out with no material levels of vacant land available for future development, with the exception of an old convention center site located north of the Westin Washington DC Property. There are numerous arterials that serve the local market area, including Pennsylvania Avenue, K and M Streets, New Hampshire Avenue and Rock Creek Parkway. Demand in the market is driven mainly by commercial travelers (48.7%), followed by meeting and group (29.7%), leisure (15.8%), and then government (5.8%) travelers. The Westin Washington DC Property is located in the East End office submarket of Washington, DC, which has a wide variety of office tenants and commercial demand generators. Additionally, the Washington, DC convention center provides the primary source of demand in the region for the meeting and group segmentation of travelers.

The appraiser determined the Washington, DC hotel market to be well-positioned for future growth over the long term. The area’s steady increase in transient and tourism volume, combined with the Washington, DC convention center has reaffirmed Washington, DC as a top-tier meeting and convention market and one of the country’s premier urban hospitality markets. According to a hospitality research report, the 2013 Washington, DC RevPAR is expected to grow by 5.4%.

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 1/31/2013	U/W	U/W per Room
Occupancy(1)	74.8%	76.2%	76.3%	74.3%	74.3%
ADR(1)	$184.91	$185.60	$196.49	$194.34	$194.34
RevPAR(1)	$138.25	$141.42	$149.99	$144.41	$144.41

Room Revenue	$20,487,071	$20,957,496	$22,226,838	$21,458,999	$21,400,368	$52,710
F&B Revenue	5,471,962	5,454,669	4,792,990	3,989,150	3,978,251	9,799
Other Revenue	1,383,472	1,251,611	1,296,021	1,329,044	1,325,413	3,265
Total Revenue	$27,342,505	$27,663,776	$28,315,849	$26,777,193	$26,704,031	$65,773
Operating Expenses	7,305,868	7,350,412	7,831,227	7,475,788	7,455,362	18,363
Undistributed Expenses	5,843,935	6,189,271	7,008,605	7,152,351	7,132,809	17,568
Gross Operating Profit	$14,192,702	$14,124,093	$13,476,017	$12,149,054	$12,115,860	$29,842
Total Fixed Charges	3,303,515	3,034,662	3,048,405	2,903,599	2,823,848	6,955
Hurricane Sandy Adjustment(2)	0	0	0	0	(227,305)	(560)
Net Operating Income	$10,889,188	$11,089,431	$10,427,612	$9,245,455	$9,519,316	$23,447
FF&E	1,093,700	1,106,551	1,132,634	1,071,088	1,068,161	2,631
Net Cash Flow	$9,795,487	$9,982,880	$9,294,978	$8,174,367	$8,451,155	$20,816

(1)
The minor variances between the Cash Flow Analysis chart above and other references to Occupancy, ADR and RevPAR at the Westin Washington DC Property are attributable to variances in reporting methodologies and/or timing differences.

(2)
In order to normalize cash flows due to losses occurred as a result of Hurricane Sandy, an adjustment was applied to the underwriting. According to the sponsor, the Westin Washington DC Property had approximately $205,000 of transient room revenue and $105,000 of group room revenue cancelled from October 26, 2012 to November 7, 2012. The Hurricane Sandy adjustment assumes credit for 100.0% of the lost group revenue ($105,000) and only 80.0% of the lost transient revenue ($164,000), for a total revenue adjustment of $269,000. In addition, $41,695 of expenses, which represents 15.5% of the total revenue adjustment, was included to account for expense savings that may have occurred. The 15.5% expense adjustment is based on the 4.0% FF&E reserve, 1.5% management fee and 10.0% assumption to cover miscellaneous savings. The total revenue adjustment less the expense adjustment is $227,305.

Property Management.    The Westin Washington DC Property is managed by Crossroads Hospitality Management Company, LLC d/b/a Interstate Management Company, L.L.C., pursuant to a management agreement with the operating lessee. Crossroads Hospitality Management Company, LLC is not an affiliate of the borrower, the operating lessee or the sponsor.

Lockbox / Cash Management.    The Westin Washington DC Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by lender. Until a Blocked Account

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1400 M Street NW Washington, DC 20005	Collateral Asset Summary – Loan No. 9 Westin Washington DC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,703,095 52.6% 1.80x 12.9%

Period (as defined below) commences, the clearing account can be accessed by the property manager (or another independent third party manager approved by the lender) to pay operating expenses at the Westin Washington DC Property and make deposits into the manager FF&E reserve. After payment of operating expenses and FF&E reserve deposits, the property manager is required to remit all remaining funds from the clearing account (less reasonable working capital reserves permitted to be retained under the management agreement) into a cash management account controlled by the lender. During the occurrence of a Blocked Account Period, the property manager’s access to the clearing account will cease, and all amounts on deposit in the clearing account will be swept daily into the cash management account.

Additionally, all excess cash remaining in the cash management account, after payment of all monthly debt service amounts and reserve requirements, will be remitted to the borrower. During the continuance of a Trigger Period (as defined below), all remaining funds in the cash management account are deposited into a cash collateral account controlled by lender as additional security for the Westin Washington DC Loan.

A “Blocked Account Period” will begin from and after (a) the lender provides written notice to the borrower that the lender has accelerated the debt following an event of default, and (b) the lender commences foreclosure proceedings under the mortgage by delivering to the borrower a written notice of sale under applicable law.

A “Trigger Period” will begin upon the occurrence of (i) an event of default or (ii) the debt service coverage ratio falls below 1.15x on the last day of any calendar quarter, and will end upon (a) with respect to clause (i), the date the event of default has been cured or (b) with respect to clause (ii), (1) the debt service coverage ratio is 1.20x for at least two consecutive calendar quarters or (2) the borrower delivers U.S. Treasuries or other defeasance-eligible collateral in such amount that the DSCR for the Westin Washington DC Loan is at least 1.20x (and such collateral will remain in a lender controlled account as additional security for the Westin Washington DC Loan).

Initial Reserves.    At closing, the borrower deposited (i) $730,620 into a tax reserve account, (ii) $1,178,100 into an immediate repair account, representing 110.0% of the estimated cost for immediate repairs as identified in the engineering report and (iii) $9,842,995 into a PIP reserve, representing 110.0% of the estimated planned PIP renovation cost.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $182,655, into a tax reserve account and (ii) 4.0% of the prior month’s gross revenues. If the borrower elects to complete additional PIP work that is not already required per the Westin Washington DC Loan documents, the borrower is required to deposit into the PIP Reserve 110.0% of the estimated cost of such additional PIP work. In addition, if an acceptable blanket insurance policy is no longer in place, the borrower is required to make monthly deposits equal to 1/12 of the estimated annual insurance premium into the insurance account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1400 M Street NW Washington, DC 20005	Collateral Asset Summary – Loan No. 9 Westin Washington DC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$73,703,095 52.6% 1.80x 12.9%

Westin Washington DC
1400 M Street NW
Washington, DC 20005
WASHINGTON, DC
MASSACHUSETTS AVENUE
N STREET
M STREET
L STREET
K STREET
I (EYE) STREET
H STREET
PENNSYLVANIA AVENUE
E STREET
RHODE ISLAND AVENUE
CONNECTICUT AVENUE
VERMONT AVENUE
NEW YORK AVENUE
19TH STREET
18TH STREET
17TH STREET
16TH STREET
15TH STREET
14TH STREET
13TH STREET
Scott Circle
Thomas Circle
Farragut Square
McPherson Square
Franklin Square
Lafayette Square
The White House
The Ellipse
Sherman Park
Mayflower Hotel
National Geographic Society
Washington Post Bldg
Capital Hilton
Washington Plaza
Chamber of Commerce
Dept of The Treasury
National Aquarium
Ronald Reagan Bldg & International Trade Ctr
Wheaton-Glenmont
Calverton
Beltsville
White Oak
Kensington
Greenbelt
Potomac
College Park
Silver Spring
Bethesda
MARYLAND
Goddard
Somerset
Chillum
Brookmont
DISTRICT OF COLUMBIA
Brentwood
McLean
WASHINGTON, DC
Fairmount Heights
Falls Church
Arlington
Capitol Heights
Jefferson
Seven Corners
Hillcrest Heights
Forestville
VIRGINIA
Annandale
Morningside
Marlow Heights
Alexandria
Temple Hills
Huntington
Oxon Hill
Glassmanor
Franconia
Belle Haven
Friendly
Clinton
LAND USE
Office
Retail
Hotel
Civic & Institutional
Cultural & Entertainment
Educational
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5930 Centennial Center Boulevard Las Vegas, NV 89149	Collateral Asset Summary – Loan No. 10 Centennial Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,455,000 53.4% 2.82x 11.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5930 Centennial Center Boulevard Las Vegas, NV 89149	Collateral Asset Summary – Loan No. 10 Centennial Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,455,000 53.4% 2.82x 11.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Anchored Retail
Sponsor:	Inland Diversified Real Estate Trust,		Collateral:	Fee Simple
	Inc.		Location:	Las Vegas, NV
Borrower:	Inland Diversified Las Vegas		Year Built / Renovated:	2002 / NAP
	Centennial Center, L.L.C.		Total Sq. Ft.:	846,493
Original Balance:	$70,455,000		Property Management:	Inland Diversified Real Estate Services, LLC
Cut-off Date Balance:	$70,455,000		Underwritten NOI:	$8,120,245
% by Initial UPB:	4.7%		Underwritten NCF:	$7,718,996
Interest Rate:	3.8315%		Appraised Value:	$132,000,000
Payment Date:	6th of each month		Appraisal Date:	November 8, 2012
First Payment Date:	February 6, 2013
Maturity Date:	January 6, 2023		Historical NOI
Amortization:	Interest Only		Most Recent NOI:	$7,635,400 (T-12 October 31, 2012)
Additional Debt:	None		2011 NOI:	$7,472,866 (December 31, 2011)
Call Protection:	L(49), YM1(67), O(4)		2010 NOI:	$7,787,864 (December 31, 2010)
Lockbox / Cash Management:	Hard / Springing		2009 NOI:	$7,620,370 (December 31, 2009)

Reserves(1)			Historical Occupancy
	Initial	Monthly	Current Occupancy:	95.2% (October 31, 2012)
Taxes:	$0	Springing	2011 Occupancy:	91.7% (December 31, 2011)
Insurance:	$0	Springing	2010 Occupancy:	89.9% (December 31, 2010)
Replacement:	$0	Springing	2009 Occupancy:	90.2% (December 31, 2009)
TI/LC(2):	$764,938	Springing	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
			(2) (3)
TI/LC reserves include certain anchor and major tenant specific reserves.  See “Initial Reserves” and “Ongoing Reserves” herein.
Underwritten NOI DSCR and underwritten NCF DSCR are based on interest only debt service payment.  Based on a 30-year amortization schedule the underwritten NOI and underwritten NCF DSCR are 2.05x and 1.95x, respectively.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$83
Balloon Balance / Sq. Ft.:	$83
Cut-off Date LTV:	53.4%
Balloon LTV:	53.4%
Underwritten NOI DSCR(3):	2.97x
Underwritten NCF DSCR(3):	2.82x
Underwritten NOI Debt Yield:	11.5%
Underwritten NCF Debt Yield:	11.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5930 Centennial Center Boulevard Las Vegas, NV 89149	Collateral Asset Summary – Loan No. 10 Centennial Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,455,000 53.4% 2.82x 11.5%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF	Sales PSF(2)	Occupancy Cost (% of Sales)(3)

Anchor Tenants
WalMart Supercenter(4)	AA/Aa2/AA	210,751	24.9%	10/31/2020	$2.37	NAP	NAP
Sam’s Club(4)	AA/Aa2/AA	137,881	16.3%	10/31/2020	$2.44	NAP	NAP
Home Depot USA, Inc.(4)	A-/A3/A-	131,858	15.6%	1/31/2031	$3.78	NAP	NAP
Total Anchor Tenants		480,490	56.8%		$2.78	NAP	NAP

Major Tenants (> 10,000 sq. ft.)
Big Lots	NR/NR/BBB-	33,432	3.9%	1/31/2020	$11.50	NAP	NAP
Ross Stores, Inc.	NR/NR/BBB+	30,094	3.6%	1/31/2017	$15.00	$254	6.8%
Michaels Stores, Inc.	NR/B3/B	23,795	2.8%	2/28/2017	$15.95	NAP	NAP
OfficeMax	NR/B2/B-	23,364	2.8%	8/31/2016	$14.00	NAP	NAP
Petco	NR/B3/B	15,709	1.9%	1/31/2022	$19.79	$212	10.8%
Party City Corp.	NR/NR/B	11,453	1.4%	1/31/2018	$20.44	$168	14.2%
Rhapsodielle	NR/NR/NR	10,471	1.2%	8/31/2013	$18.00	NAP	NAP
Famous Footwear	NR/NR/NR	10,017	1.2%	10/31/2016	$22.08	$161	15.9%
Total Major Tenants		158,335	18.7%		$15.77	$216	10.3%

Remaining Tenants
In-line (<10,000 sq. ft.)		166,901	19.7%		$28.64	$291	12.7%
Total Remaining Tenants		166,901	19.7%		$28.64	$291	12.7%

Total Occupied Collateral		805,726	95.2%

Vacant		40,767	4.8%
Total		846,493	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Sales PSF provided by the borrower as of November 1, 2012 and only include tenants that reported sales for a minimum of 12 months (20.9% of in-line net rentable area).  In-line sales shown above include restaurant tenants.  WalMart Supercenter, Sam’s Club and Home Depot USA, Inc. are not required to report sales; however, third party research indicates that these stores are performing in line or above their respective state and national averages.

(3)	Occupancy Cost (% of Sales) based on Annual U/W Base Rent PSF and expense recoveries as of October 31, 2012.
(4)
WalMart Supercenter, Sam’s Club and Home Depot USA, Inc. are subject to ground leases and pay ground rent and common area maintenance to the borrower.  The ground leases for both WalMart Supercenter and Sam’s Club contain 12 automatic five-year extensions unless the tenant delivers notice of termination 90 days prior to its then applicable lease expiration date.  The ground lease for Home Depot USA, Inc. contains one 10-year and two five-year extension options exercisable not less than 12 months prior to the expiration of the current term.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5930 Centennial Center Boulevard Las Vegas, NV 89149	Collateral Asset Summary – Loan No. 10 Centennial Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,455,000 53.4% 2.82x 11.5%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	7	23,434	2.8%	23,434	2.8%	$23.60	6.4%	6.4%
2014	2	5,058	0.6%	28,492	3.4%	$30.01	1.8%	8.2%
2015	2	1,704	0.2%	30,196	3.6%	$42.04	0.8%	9.0%
2016	8	46,234	5.5%	76,430	9.0%	$20.00	10.7%	19.8%
2017	18	99,986	11.8%	176,416	20.8%	$21.56	25.0%	44.8%
2018	9	43,897	5.2%	220,313	26.0%	$22.80	11.6%	56.4%
2019	3	15,864	1.9%	236,177	27.9%	$33.40	6.2%	62.6%
2020(2)	3	382,064	45.1%	618,241	73.0%	$3.20	14.2%	76.7%
2021	0	0	0.0%	618,241	73.0%	$0.00	0.0%	76.7%
2022	5	35,225	4.2%	653,466	77.2%	$25.28	10.3%	87.1%
2023	1	3,500	0.4%	656,966	77.6%	$25.85	1.1%	88.1%
Thereafter	4	148,760	17.6%	805,726	95.2%	$6.87	11.9%	100.0%
Vacant	NAP	40,767	4.8%	846,493	100.0%	NAP	NAP
Total / Wtd. Avg.	62	846,493	100.0%			$10.69	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)
Leases expiring in 2020 include the WalMart Supercenter ground lease, the Sam’s Club ground lease and the Big Lots ground lease.  The WalMart Supercenter and Sam’s Club ground leases have 12 automatic five-year extensions unless the tenant delivers notice of the termination 90 days prior to the then applicable lease expiration date.  The Big Lots ground lease has three, five-year extensions upon providing notice four months prior to the then applicable lease expiration date.

The Loan.  The Centennial Center loan (the “Centennial Center Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 846,493 sq. ft., 31-building anchored retail power center located in Las Vegas, Nevada (the “Centennial Center Property”) with an original principal balance of approximately $70.5 million.  The Centennial Center Property is anchored by WalMart Supercenter, Sam’s Club and Home Depot USA, Inc.  The Centennial Center Loan accrues interest at a fixed rate equal to 3.8315% and has a cut-off date balance of approximately $70.5 million.  The Centennial Center Loan has a 10-year term and interest only payments for the term of the loan.  Loan proceeds along with approximately $56.8 million of equity from the sponsor were used to acquire the property for approximately $126.3 million and fund reserves and closing costs.  Based on the appraised value of $132.0 million as of November 8, 2012, the cut-off date LTV is 53.4%.  Centennial Center was built in two phases with the first phase consisting of 355,457 sq. ft. of the total 846,493 sq. ft. that serves as collateral for the Centennial Center Loan.  A loan collateralized by the property consisting of the first phase of the Centennial Center Property was included in the GECMC 2003-C1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$70,455,000	56.0%	Purchase Price(1)	$126,282,725	99.2%
Sponsor Equity	$56,771,470	44.0%	Reserves	$764,938	0.6%
			Closing Costs	$178,807	0.1%
Total Sources	$127,226,470	100.0%	Total Uses	$127,226,470	100.0%
(1)
The gross purchase price of the Centennial Center Property is approximately $128.1 million.  The purchase price is shown net of a leasing commission holdback negotiated between the borrower and the seller.

The Borrower / Sponsor.  The borrower, Inland Diversified Las Vegas Centennial Center, L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Inland Diversified Real Estate Trust, Inc. (the “Sponsor”).  Inland Diversified Las Vegas Centennial Center, L.L.C. is wholly-owned by Inland Territory, L.L.C., which is 79.4% owned and managed by Inland Diversified Real Estate Trust, Inc.  The remaining 20.6% is owned by the seller of the Centennial Center Property (and other properties sold to borrower affiliates) through membership interests in Inland Territory, L.L.C., which ownership interest was retained by the seller (and its affiliates) for tax purposes.  The Centennial Center Property was part of a larger portfolio acquisition by the Sponsor of six properties with a total purchase price of approximately $294.5 million.  The allocated purchase price of the Centennial Center Property was approximately $126.3 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5930 Centennial Center Boulevard Las Vegas, NV 89149	Collateral Asset Summary – Loan No. 10 Centennial Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,455,000 53.4% 2.82x 11.5%

The Sponsor is owned by Inland Real Estate Corporation (“IRC”, NYSE: IRC), which is a self-administered, self-managed real estate investment trust (REIT) that owns and operates neighborhood, community, power and lifestyle retail centers and single-tenant retail properties located primarily in the mid-western United States.  As of September 30, 2012, IRC owned interests in 150 properties with aggregate leasing space of 15 million sq. ft.  Inland Real Estate Corporation is part of The Inland Real Estate Group of Companies, Inc., one of the nation’s largest commercial real estate and finance groups employing more than 1,400 people.  The Inland Real Estate Group of Companies, Inc. owns and manages over 115 million sq. ft. of commercial real estate in 47 states.

The Property.  The Centennial Center Property consists of a 31-building anchored retail power center containing 846,493 sq. ft. of total leasable area.  Located at the southwest corner of 215 Beltway and US Highway 95, approximately 11.5 miles northwest of the Las Vegas Strip, the Centennial Center Property benefits from daily traffic counts of approximately 107,000 cars.  The Centennial Center Property is accessible through two major arterials, Centennial Center Boulevard and West Tropical Parkway, with two major freeways, US Highway 95 and 215 Beltway, providing property visibility.

As of November 1, 2012, in-line tenants in occupancy that reported sales for a minimum of 12 months (20.9% of the in-line net rentable area) reported annual sales of $291 PSF with an occupancy cost of 12.7%.  As of October 31, 2012, the Centennial Center Property was 95.2% occupied based on total square footage.

The Centennial Center Property contains three anchor tenants including WalMart Supercenter, Sam’s Club and Home Depot USA, Inc.  Major tenants include Big Lots, Ross Stores, Inc., Michaels Stores, Inc., OfficeMax, Petco, Party City Corp., Rhapsodielle and Famous Footwear.  The Centennial Center Property is occupied by 51 additional in-line tenants, none of which occupy more than 1.0% of the total net rentable area.  In-line tenant sales at the Centennial Center Property have increased year-over-year since 2010 as shown in the table below.

Historical Sales PSF(1)
	2009	2010	2011	T-12 10/31/2012	T-12 10/31/2012 Occupancy Cost
Ross Stores, Inc.	$244	$240	$260	$254	6.8%
Petco	$209	$201	$197	$212	10.8%
Party City Corp.	$163	$158	$169	$168	14.2%
Famous Footwear	$149	$164	$157	$161	15.9%

All In-line Tenants(2)	$274	$256	$276	$291	12.7%
(1)
WalMart Supercenter, Sam’s Club and Home Depot USA, Inc. are not required to report sales; however, third party research indicates that these stores are performing in line or above their respective state and national averages.

(2)
In-line tenant sales include all tenants less than 10,000 sq. ft. that have been in occupancy and reported sales for a minimum of 12 months (20.9% of in-line NRA).  In-line tenant sales shown above include restaurant tenants.

Environmental Matters.  The Phase I environmental report dated November 4, 2012 recommended no further action at the Centennial Center Property.

The Market.  The Centennial Center Property is located in Las Vegas, Nevada at the southwest corner of 215 Beltway and US Highway 95, approximately 11.5 miles northwest of the Las Vegas Strip in the Northwest Las Vegas submarket.  The Centennial Center Property is the primary commercial development in the area with a trade area expanding approximately three miles around the center.  The immediate market area has significant residential development, with concentrations of commercial development along arterial streets and freeways.  As of 2010, the population in the three-mile trade area was 94,761 and the current average household income in the three-mile trade area is $89,213.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5930 Centennial Center Boulevard Las Vegas, NV 89149	Collateral Asset Summary – Loan No. 10 Centennial Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,455,000 53.4% 2.82x 11.5%

The appraiser analyzed a set of five competitive anchored retail centers within the region of the Centennial Center Property.  The comparables have occupancies ranging from 91.1% to 100.0% with a weighted average occupancy of 95.1%.  The appraiser’s competitive set compared to the Centennial Center Property is detailed below:

Competitive Set (1)
Name	Centennial Center Property	Montecito Marketplace	Cheyenne Commons	Crossroads Towne Center	McCarren Marketplace	Eastgate
Distance from Subject	NAP	4.1 miles	4.5 miles	6.1 miles	23.9 miles	26.7 miles
Year Built	2002	2006	1993	2007	2007	1998
Total Occupancy	95.2%	100.0%	95.0%	98.0%	94.0%	91.1%
Size (Sq. Ft.)	846,493	190,434	366,326	390,725	450,956	370,378
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 10/31/2012	U/W	U/W PSF
Base Rent(1)	$8,416,474	$7,993,630	$8,190,040	$8,612,678	$10.17
Value of Vacant Space	0	0	0	1,214,907	1.44
Gross Potential Rent	$8,416,474	$7,993,630	$8,190,040	$9,827,585	$11.61
Total Recoveries	1,175,232	1,350,796	1,380,498	1,458,092	1.72
Total Other Income	81,195	81,271	61,978	71,327	0.08
Less: Vacancy & Credit Loss(2)	0	0	0	(1,214,907)	(1.44)
Effective Gross Income	$9,672,901	$9,425,696	$9,632,516	$10,142,097	$11.98
Total Operating Expenses	1,885,037	1,952,830	1,997,116	2,021,852	2.39
Net Operating Income	$7,787,864	$7,472,866	$7,635,400	$8,120,245	$9.59
TI/LC(3)	0	0	0	231,949	0.27
Capital Expenditures	0	0	0	169,299	0.20
Net Cash Flow	$7,787,864	$7,472,866	$7,635,400	$7,718,996	$9.12

(1)
U/W Base Rent includes $156,137 in contractual rent steps through February 2014, $46,433 of averaged rent over the loan term for Home Depot USA, Inc., and $159,320 in downward mark-to-market adjustments.  Additionally, U/W Base Rent includes $713,432 of rent for seven leases which were executed in the second half of 2012.

(2)	U/W Vacancy & Credit Loss of 10.7% of gross income is based on the current economic vacancy at the Centennial Center Property. The current physical vacancy at the Centennial Center Property is 4.8%.
(3)	U/W TI/LC based on appraiser’s conclusions and equates to $0.66 PSF excluding the WalMart Supercenter, Sam’s Club and Home Depot USA, Inc. ground leased spaces.

Property Management.  The Centennial Center Property is managed by Inland Diversified Real Estate Services, LLC, a borrower affiliate.

Lockbox / Cash Management.  The Centennial Center Loan is structured with a hard lockbox and springing cash management.  In-place cash management is required upon (i) the commencement of any Cash Trap Period or (ii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.35x, and ends upon (A) the termination of a Cash Trap Period (with regard to (i) above) or (B) when the debt service coverage ratio is at least equal to 1.45x for two consecutive calendar quarters (with regard to (ii) above).

A “Cash Trap Period” commences upon (i) an event of default, (ii) a bankruptcy action by a Significant Tenant or (iii) if a Significant Tenant vacates or goes dark.  “Significant Tenant” means any of WalMart Supercenter, Sam’s Club, Home Depot USA, Inc. or any replacement tenant thereof.  Notwithstanding the foregoing, if a Cash Trap Period is caused by either of (ii) or (iii) above, then the Cash Trap Period will terminate (1) once there is accumulated in the reserve account an amount equal to the square footage of the affected premises (which includes the square footage of any tenant that exercises a co-tenancy provision related to the Significant Tenant going dark), multiplied by $10.00 or (2) if the borrower delivers a payment guaranty signed by the Sponsor in an amount equal to the square footage of the affected premises (which includes the square footage of any tenant that is exercising a co-tenancy provision related to the Significant Tenant going dark), multiplied by $10.00.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5930 Centennial Center Boulevard Las Vegas, NV 89149	Collateral Asset Summary – Loan No. 10 Centennial Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,455,000 53.4% 2.82x 11.5%

Initial Reserves.  At closing the borrower deposited $764,938 in connection with outstanding tenant improvements for recently executed leases with six tenants, including Big Lots and Party City Corp.

Ongoing Reserves.  The borrower will be required to deposit monthly tax reserves upon (i) an event of default or (ii) failure by the borrower to deliver evidence that all taxes have been paid to the appropriate public office within 10 days after the date such taxes become due and prior to the date such taxes become delinquent.  The borrower will be required to deposit monthly insurance reserves upon (i) an event of default or (ii) failure by the borrower to deliver a certificate of insurance of any renewed policy with respect to the Centennial Center Property.  The borrower will be required to deposit monthly replacement reserves of $14,611 upon an event of default.

The borrower will be required to deposit monthly rollover reserves of $36,478 upon (i) an event of default, (ii) a decrease in the occupancy rate below 85.0% or (iii) the failure of the borrower to maintain debt service coverage of at least 1.90x until such time as all three conditions are again satisfied.  If the debt yield is at least 9.0% for two consecutive calendar quarters and if monthly rollover reserves were deposited as a result of clause (ii) or (iii) above, the borrower will no longer be required to deposit monthly rollover reserves so long as there is no continuing (i) Cash Trap Period or (ii) event of default.  Additionally, if, by the payment date in August 2020 either Anchor Tenant has notified the borrower of its intent not to renew or extend its lease then all excess cash flow shall be deposited into the rollover reserve account until the Anchor Tenants have renewed their respective leases or are replaced by acceptable replacement tenants.  For purposes of this “Ongoing Reserves” section, “Anchor Tenant” means either of WalMart Supercenter or Sam’s Club.

Anchor Tenant Rollover Reserve.  The borrower will be required to make monthly reserve deposits in the amount of $123,693 into an Anchor Tenant Rollover Reserve account commencing on the payment date in February 2020 until each Anchor Tenant has exercised its right to extend or renew its lease or such tenant has been replaced.  Funds will be released for approved leasing expenses in connection with a renewal or replacement lease.  “Anchor Tenants” include WalMart Supercenter and Sam’s Club.

Major Tenant Rollover Reserve.  The borrower will be required to make monthly reserve deposits in the amount of $27,860 into a Major Tenant Rollover Reserve account commencing on the first payment date occurring after the commencement of a Major Tenant Rollover Reserve Event until, with respect to each related Major Tenant, the earlier of (i) such Major Tenant has  exercised its right to extend or renew its lease, (ii) the amount of funds is equal to the square footage of the space related to such Major Tenant multiplied by $10.00, or (iii) a lease to an acceptable replacement tenant has been executed.  Funds will be released for approved leasing expenses in connection with a renewal or replacement lease.

A “Major Tenant Rollover Reserve Event” occurs at the earlier of (a) the date that a Major Tenant notifies the borrower that it is terminating its lease prior to expiration, (b) the payment date occurring in September 2016 if Ross Stores, Inc. has not yet extended the term of its lease, (c) the payment date occurring in October 2016 if Michaels Stores, Inc. has not yet extended the term of its lease, (d) the payment date in April 2016 if OfficeMax has not extended the term of its lease, (e) the payment date in November 2019 if Big Lots has not extended the term of its lease, (f) the date that any Major Tenant becomes the subject of a bankruptcy action or (g) the date any Major Tenant “goes dark”.  For purposes of this “Ongoing Reserves” section, “Major Tenant” means any of Ross Stores, Inc., Michaels Stores, Inc., OfficeMax, or Big Lots.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5930 Centennial Center Boulevard Las Vegas, NV 89149	Collateral Asset Summary – Loan No. 10 Centennial Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,455,000 53.4% 2.82x 11.5%

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5930 Centennial Center Boulevard Las Vegas, NV 89149	Collateral Asset Summary – Loan No. 10 Centennial Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,455,000 53.4% 2.82x 11.5%

CARTIFACT.
CHATHAM HILLS
95
WYETH RANCH
ELKHORN RD
ELKHORN RD
Montecito Marketplace
Mountain Ridge Park
CIMARRON SPRINGS
HILLSTONE ESTATES
N DURANGO DR
Centennial Hospital
N TENAYA WY
LAS VEGAS
Montecito Crossing
TIMBERLAKE STREET
Centennial Crossroads Plaza
CENTENNIAL CENTER BLVD
Centennial Toyota
Centennial Buick GMC
LAS VEGAS BELTWAY
Thunderbird Family Sports Complex
Northwest Career & Technical Academy
W TROPICAL PKWY
Centennial Center
5930 Centennial Center Boulevard
Las Vegas, NV 89149
CIMARRON VILLAGE NORTH
CANYON CREEK NORTH
N DURANGO DR
ORAN K. GRAGSON FWY
GRAND ENTRIES
DESERT CREEK
Centennial Pavilion
Centennial Plaza
W ANN RD
VISCAYA
Painted Desert Golf Club
N RAINBOW BLVD
North Las Vegas
Sunrise Manor
Las Vegas
Spring Valley
Paradise
Whitney
Henderson
Enterprise
W LONE MOUNTAIN RD

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Washington, DC Alexandria, VA Vienna, VA	Collateral Asset Summary – Loan No. 11 DC Mixed Use Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,607,758 66.4% 1.47x 8.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of 11 Properties
Loan Purpose(1):	Refinance		Property Type:	Office / Retail
Sponsor:	Norman Jemal; Douglas Jemal		Collateral:	Fee Simple
Borrower(2):	Various		Location:	Virginia; Washington, DC
Original Balance:	$63,800,000		Year Built / Renovated(6):	1850-1984 / Various
Cut-off Date Balance:	$63,607,758		Total Sq. Ft.:	165,989
% by Initial UPB:	4.3%		Property Management:	Douglas Development Corp.
Interest Rate:	3.9665%		Underwritten NOI(7):	$5,642,589
Payment Date:	6th of each month		Underwritten NCF(7):	$5,347,703
First Payment Date:	February 6, 2013		Appraised Value:	$95,800,000
Maturity Date:	January 6, 2023		Appraisal Date:	November 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI(7)
Call Protection(3):	L(26), D(90), O(4)		Most Recent NOI:	$4,037,378 (T-12 September 30, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$3,060,175 (December 31, 2011)
			2010 NOI:	$3,166,923 (December 31, 2010)
Reserves			2009 NOI:	$2,918,969 (December 31, 2009)
	Initial	Monthly
Taxes:	$350,000	$70,000	Historical Occupancy(7)
Insurance:	$17,643	$1,764	Current Occupancy:	95.5% (October 31, 2012)
Replacement:	$0	$3,873	2011 Occupancy:	75.4% (December 31, 2011)
TI/LC(4):	$199,115	$20,749	2010 Occupancy:	67.6% (December 31, 2010)
Required Repairs:	$80,406	NAP	2009 Occupancy:	67.4% (December 31, 2009)
Other Reserves(5):	$1,509,935	Springing
(1)   Loan proceeds along with $1.6 million of borrower equity were used for the refinance of 10 properties and acquisition of one property.
(2)   The properties are each owned by a limited liability company, structured to be bankruptcy remote each with at least one independent director in its organizational structure.  See Annex A-1 of the Free Writing Prospectus for each borrower name.
(3)   On any date after the expiration of the lockout period, the borrower may obtain the release of an individual property, provided, among other things, and subject to the terms in the loan documents including the satisfaction of DSCR and LTV tests, the borrower delivers defeasance collateral in an amount not less than 115% of the allocated loan amount of the property to be released.
(4)   At closing the borrower deposited a TI/LC reserve to be used for existing tenant improvement obligations owed to the Hewlett-Packard Company.
(5)   Other reserves include (i) $1,084,343 in reserves related to Living Social, (ii) $186,250 in an environmental reserve and (iii) $239,342 in rent reserves. An excess cash flow sweep will commence if Living Social (i) goes dark in 40.0% or more of its space, (ii) exercises any termination right (iii) is 30 or more days past due on rent or (iv) is the subject of a bankruptcy action.
(6)   Eight of the eleven properties were renovated between 2002 and 2012.
(7)   Historical NOI and Historical Occupancy increased as a result of a $9.3 million renovation and lease up of 4 of the 11 properties.  Current occupancy includes 28,594 sq. ft. of space leased to Living Social, 5,244 sq. ft. of which is currently unutilized and 4,694 sq. ft. of which is currently subleased to SweetGreen.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$383
Balloon Balance / Sq. Ft.:	$305
Cut-off Date LTV:	66.4%
Balloon LTV:	52.8%
Underwritten NOI DSCR:	1.55x
Underwritten NCF DSCR:	1.47x
Underwritten NOI Debt Yield:	8.9%
Underwritten NCF Debt Yield:	8.4%

TRANSACTION HIGHLIGHTS

▪
Location.  The DC Mixed Use Portfolio III properties are located within the greater Washington, DC metro area with nine properties located in Washington, DC and two properties located in Virginia.  Eight of the eleven properties are located in Washington, DC’s East End, north of the National Mall and west of North Capitol Street.  As of Q3 2012, the greater Washington, DC office and retail markets were 90.7% and 95.0% occupied, respectively.

▪
Diversified Tenancy. The DC Mixed Use Portfolio III properties are 95.5% leased to 38 tenants consisting of 53.8% office tenancy and 41.6% retail tenancy by net rentable area.  Credit tenants include Porsche (6.7% of NRA, 6.9% of U/W Annual Rent PSF, rated A-/A3/A- by Fitch/Moody’s/S&P) and Hewlett-Packard Company (3.4% of NRA, 4.0% U/W Annual Rent PSF, rated A-/Baa1/BBB+ by Fitch/Moody’s/S&P).

▪
Experienced Sponsorship.  Norman Jemal and Douglas Jemal are the principals of the Douglas Development Corp., a Washington, DC based local real estate owner/operator founded in 1985.  Douglas Development Corp.’s current portfolio includes over 8.0 million sq. ft. primarily in the Washington, DC metropolitan area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2565 Sand Creek Road Brentwood, CA 94513	Collateral Asset Summary – Loan No. 12 Streets of Brentwood	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,885,239 50.5% 2.29x 12.6%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Anchored Retail
Sponsor:	DRA G&I Fund VII Real Estate		Collateral:	Fee Simple
	Investment Trust		Location:	Brentwood, CA
Borrower:	G&I VII Brentwood Operating LP		Year Built / Renovated:	2008 / NAP
Original Balance:	$42,000,000		Total Sq. Ft.:	319,855
Cut-off Date Balance:	$41,885,239		Property Management:	Legacy Asset Management, LLC
% by Initial UPB:	2.8%		Underwritten NOI:	$5,287,069
Interest Rate:	3.512761%		Underwritten NCF:	$4,871,174
Payment Date:	6th of each month		Appraised Value:	$83,000,000
First Payment Date:	February 6, 2013		Appraisal Date:	October 11, 2012
Maturity Date:	January 6, 2018
Amortization(1):	360 months		Historical NOI
Additional Debt(2):	$9,972,676 Mezzanine Loan		Most Recent NOI:	$7,228,773 (T-7 July 31, 2012 Ann.)
	Future Mezzanine Debt Permitted		2011 NOI:	$7,180,986 (December 31, 2011)
Call Protection:	L(26), D(30), O(4)		2010 NOI:	$6,733,311 (December 31, 2010)
Lockbox / Cash Management:	Hard / In Place		2009 NOI:	NAV

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	91.7% (November 28, 2012)
Taxes:	$276,515	$138,257	2011 Occupancy:	90.6% (December 31, 2011)
Insurance(3):	$0	Springing	2010 Occupancy:	90.2% (December 31, 2010)
Replacement:	$500,000	$6,664	2009 Occupancy:	NAV
TI/LC:	$1,000,000	$28,565
(1)   The Streets of Brentwood loan is structured with a fixed amortization schedule based on a 360 month amortization period for the mortgage loan, together with the related mezzanine loan (total debt). See Annex H-3 of the Free Writing Prospectus.
(2)   Future mezzanine debt is allowed, provided, among other things, (i) the combined LTV is not greater than 73.5%, (ii) the combined DSCR is no less than 1.45x and (iii) the combined debt yield is no less than 8.9%.
(3)   The borrower will be required to make monthly deposits of 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$131	$162
Balloon Balance / Sq. Ft.:	$120	$149
Cut-off Date LTV:	50.5%	62.5%
Balloon LTV:	46.4%	57.4%
Underwritten NOI DSCR:	2.48x	1.66x
Underwritten NCF DSCR:	2.29x	1.53x
Underwritten NOI Debt Yield:	12.6%	10.2%
Underwritten NCF Debt Yield:	11.6%	9.4%

TRANSACTION HIGHLIGHTS

▪
Experienced Sponsorship.   DRA Advisors, the parent of the sponsor, is a registered investment advisor specializing in real estate investment and management services. DRA Advisors currently has over $9.0 billion in assets under management. Since 1986, DRA Advisors has acquired over 850 properties valued at $18.0 billion, including more than 100 shopping centers totaling over 26 million sq. ft.

▪
Rollover.   The in-place leases at the property have a weighted average of 7.4 years remaining, with only 28,468 sq. ft. (8.9% of NRA) rolling during the loan term. The property is anchored by Rave Theatres, REI and DSW, which currently make up 34.7% of NRA and 32.0% of UW base rent. None of these anchors roll during the loan term.

▪
Tenancy.   Rave Theatres is the only first-run movie theater serving Brentwood, California and the only IMAX movie theater within 30 miles. Rave Theatres recently executed a lease extension through 2024.

▪
Sales Performance.  In-line tenant sales have improved from $227 PSF as of year-end 2011 to $247 PSF, representing an 8.8% increase as of year-end 2012. Major tenant sales have improved from $257 PSF to $271 PSF, representing a 5.4% increase over the same time period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary – Loan No. 13 Kapstone Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,398,999 62.2% 1.63x 11.0%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of six properties
Loan Purpose:	Refinance		Property Type:	Industrial Warehouse
Sponsor:	Dennis Mehiel; Louis R. Cappelli		Collateral:	Fee Simple
	Family Limited Partnership II		Location:	Various
Borrower:	DLL – Amsterdam, LLC; DLL –		Year Built / Renovated:	1956-2001 / Various
	Bowling Green, LLC; DLL – Grand		Total Sq. Ft.:	1,371,063
	Forks, LLC; DLL – Cedar Rapids, LLC;		Property Management:	Self-managed
	DLL – Fridley, LLC; DLL – Seward,		Underwritten NOI:	$3,902,549
	LLC		Underwritten NCF:	$3,452,142
Original Balance:	$35,500,000		Appraised Value:	$56,900,000
Cut-off Date Balance:	$35,398,999		Appraisal Date:	December 2012
% by Initial UPB:	2.4%
Interest Rate:	4.3200%		Historical NOI
Payment Date:	6th of each month		Most Recent NOI:	$4,107,946 (T-12 November 30, 2012)
First Payment Date:	February 6, 2013		2011 NOI:	$4,107,950 (December 31, 2011)
Maturity Date:	January 6, 2023		2010 NOI:	$3,956,656 (December 31, 2010)
Amortization:	360 months		2009 NOI:	$3,638,406 (December 31, 2009)
Additional Debt(1):	$3,750,000 Subordinate Loan
Call Protection(2):	L(26), D(90), O(4)		Historical Occupancy
Lockbox / Cash Management:	Hard / In Place		Current Occupancy:	100.0% (March 6, 2013)
			2011 Occupancy:	100.0% (December 31, 2011)
Reserves			2010 Occupancy:	100.0% (December 31, 2010)
	Initial	Monthly	2009 Occupancy:	100.0% (December 31, 2009)
Taxes:	$0	Springing(3)
(1)   Louis R. Cappelli Family Limited Partnership II has obtained a subordinate loan with a cut-off balance of $3,750,000, secured by its 50% interest in DL-6 Associates, LLC, the sole member of each borrower. The subordinate loan is subject to a subordination and standstill agreement in favor of the mortgage lender, which (i) does not provide for a change of control of the borrower and (ii) does not grant the subordinate lender any approval, cure, or enforcement rights as long as the mortgage loan is outstanding and therefore is not treated as mezzanine debt for purposes of this structural and collateral term sheet.
(2)   After the expiration of the  lockout period, the borrower may obtain the release of one or more properties in connection with the sale of such properties, provided, among other things, that (i) the borrower defeases an amount at least equal to 125% of the allocated loan amount of such property to be released, (ii) the DSCR for the remaining properties is no less than the greater of the DSCR immediately prior to such sale and 1.58x, and (iii) the LTV for the remaining properties does not exceed the lesser of the LTV immediately prior to such sale and 62.4%.
(3)   Springing reserves are triggered upon and during the continuance of an event of default or if the Kapstone leases are no longer in effect.  In addition,  the borrowers will be required to deposit (a) 1/12 of the estimated annual real estate taxes and insurance reserves on a monthly basis if (i) the tenant fails to pay taxes to the appropriate governmental authority or maintain insurance policies that satisfy coverages required in the loan agreement or (ii) the tenant fails to provide evidence of tax payment or deliver new insurance certificates and (b)  $17,079 on a monthly basis in the replacement reserve account if (i)  Kapstone fails to pay for and perform capital expenditures under the leases and an event of default has occurred under any of the Kapstone leases with respect to performance of capital improvements or (ii) Kapstone is the subject of a bankruptcy or insolvency proceeding.

Insurance:	$0	Springing(3)
Replacement:	$0	Springing(3)
Required Repairs:	$364,481	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$26
Balloon Balance / Sq. Ft.:	$21
Cut-off Date LTV:	62.2%
Balloon LTV:	50.1%
Underwritten NOI DSCR:	1.85x
Underwritten NCF DSCR:	1.63x
Underwritten NOI Debt Yield:	11.0%
Underwritten NCF Debt Yield:	9.8%

TRANSACTION HIGHLIGHTS
▪
Long-term Tenancy.   Each of the six properties is occupied by a single tenant, U.S. Corrugated, Inc., which is a subsidiary of Kapstone Container Corporation (“Kapstone”, rated NR/B3/NR by Fitch/Moody’s/S&P). As of Q3 2012, Kapstone had a Debt/EBITDA ratio of 1.7x and an EBITDA/Interest Expense of 14.8x. Each of the six leases expires in April 2032, more than nine years past the loan maturity date.

▪
Geographically Diverse Portfolio.   The portfolio consists of six cross-collateralized and cross-defaulted properties located in six different states across the United States. Each of the locations benefits from close proximity to interstate highways and four of the six properties are connected to railroads.

▪	Credit Metrics. The portfolio has a cut-off date LTV ratio of 62.2%, an underwritten NCF DSCR of 1.63x, and an underwritten NOI Debt Yield of 11.0%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

70 West 45th Street New York, NY 10036	Collateral Asset Summary – Loan No. 14 70 West 45th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 64.8% 1.39x 8.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	High Rise Multifamily
Sponsor:	Salim Assa; Ezak Assa		Collateral:	Fee Simple
Borrower(1):	Cassa Properties LLC		Location:	New York, NY
Original Balance:	$35,000,000		Year Built / Renovated:	2008-2010 / NAP
Cut-off Date Balance:	$35,000,000		Units / Sq. Ft.(3):	41 / 34,031
% by Initial UPB:	2.3%		Property Management:	Assa Hospitality Management LLC
Interest Rate:	4.5325%		Underwritten NOI:	$2,977,813
Payment Date:	6th of each month		Underwritten NCF:	$2,967,563
First Payment Date:	February 6, 2013		Appraised Value:	$54,000,000
Maturity Date:	January 6, 2023		Appraisal Date:	November 1, 2012
Amortization:	Interest only for first 24 months; 360
	months thereafter		Historical NOI(5)
Additional Debt:	None		Most Recent NOI:	$2,360,828 (T-12 July 31, 2012)
Call Protection:	L(26), D(90), O(4)		2011 NOI:	NAV
Lockbox / Cash Management:	Soft / In Place		2010 NOI:	NAV
			2009 NOI:	NAV
Reserves
	Initial	Monthly	Historical Occupancy(5)
Taxes:	$38,750	$38,750	Current Occupancy:	100.0% (October 17, 2012)
Insurance:	$9,750	$750	2011 Occupancy:	NAV
Replacement:	$0	$854	2010 Occupancy:	NAV
Immediate Repairs:	$9,741	NAP	2009 Occupancy:	NAV
Condominium Common	$750,000	$57,905
(1)   The sole member of the borrower is currently the subject of a bankruptcy action. A Chapter 11 Plan has been confirmed by the Bankruptcy Court and paid in full.  For additional information see “Risk Factors—Risks Related to the Mortgage Loans—Prior Bankruptcies, Defaults or Other Proceedings May Be Relevant to Future Performance” in the Free Writing Prospectus.
(2)  Condominium common charge reserve represents approximately twelve months of condominium common charges to be used only for any potential special assessments or fees.
(3)   The collateral consists of 41 residential condominium units totaling 34,031 sq. ft. of net rentable area within a 122,920 sq. ft. building that contains a total of 56 condominium units (53 residential, one retail and two hospitality, which collectively contain 165 boutique hotel rooms).
(4)   Based on amortizing debt service payments.  Based on current interest only debt service payments, the underwritten NOI DSCR and underwritten NCF DSCR are each 1.85x.
(5)   The 70 West 45th Street property was recently developed by the sponsor and the condominium units were completed in 2010, with the first leases executed in early 2011.

Charge Reserve(2):

Financial Information
Cut-off Date Balance / Unit (Sq. Ft.)(3):	$853,659 ($1,028)
Balloon Balance / Unit (Sq. Ft.)(3):	$729,685 ($879)
Cut-off Date LTV:	64.8%
Balloon LTV:	55.4%
Underwritten NOI DSCR(4):	1.39x
Underwritten NCF DSCR(4):	1.39x
Underwritten NOI Debt Yield:	8.5%
Underwritten NCF Debt Yield:	8.5%

TRANSACTION HIGHLIGHTS
▪
Strong Location. The 70 West 45th Street property is located in Midtown Manhattan on West 45th Street between 5th and 6th Avenues in the Midtown West submarket, proximate to Times Square, Grand Central Terminal, Bryant Park and numerous subway lines.

▪	Market Fundamentals. The Manhattan apartment rental market and Midtown West submarket each exhibited vacancy rates of approximately 1.0% as of Q2 2012.
▪
New Construction / Class A Property.  The 70 West 45th Street property, also known as the Cassa Hotel and Residences, is a 48-story building completed in 2010.  The collateral units are located on floors 28-44 and are leased on a fully furnished basis.   Amenities, some of which are a la carte, include 24-hour room service, full housekeeping and turndown service, in-room spa services, 24-hour concierge and limousine and valet service. In addition, tenants have access to a lounge with an outdoor terrace and a fitness facility.

▪
Experienced Sponsorship. The sponsors, Salim Assa and Ezak Assa, developed the 70 West 45th Street property and have over 24 years of combined real estate experience.  The sponsors founded Assa Properties, a real estate development, acquisition and management firm that has acquired over 3.0 million sq. ft. of assets located throughout the United States and Mexico.

▪
Corporate Housing.  The 70 West 45th Street property is 100.0% leased to 10 corporate users. Tenants include DE Shaw (34.1% of total units), ABA (22.0% of total units), Inspirato (9.8% of total units) and Apartments International Inc. (9.8% of total units).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2500-2912 South Soncy Road Amarillo, TX 79124	Collateral Asset Summary – Loan No. 15 Westgate Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,444,126 52.3% 1.96x 12.2%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Kimco Income Operating Partnership, L.P.			Collateral:	Fee Simple
Borrower:	KIR Amarillo L.P.; KIR Soncy L.P.			Location:	Amarillo, TX
Original Balance:	$33,500,000			Year Built / Renovated:	1994, 2001 / NAP
Cut-off Date Balance:	$33,444,126			Total Sq. Ft.:	486,522
% by Initial UPB:	2.2%			Property Management:	KRC Property Management L.P.
Interest Rate:	3.9760%			Underwritten NOI:	$4,065,889
Payment Date:	6th of each month			Underwritten NCF:	$3,750,761
First Payment Date:	March 6, 2013			Appraised Value:	$64,000,000
Maturity Date:	February 6, 2023			Appraisal Date:	January 5, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI(4)
Call Protection:	L(25), D(91), O(4)			2011 NOI:	$4,012,619 (December 31, 2011)
Lockbox / Cash Management(1):	Springing Hard / Springing			2010 NOI:	$3,752,352 (December 31, 2010)
				2009 NOI:	$3,865,156 (December 31, 2009)
Reserves
	Initial		Monthly	Historical Occupancy(4)
Taxes(2):	$0		Springing	Current Occupancy:	89.6% (January 25, 2013)
Insurance(2):	$0		Springing	2011 Occupancy:	NAV
Replacement(3):	$0		Springing	2010 Occupancy:	NAV
TI/LC(3):	$0		Springing	2009 Occupancy:	NAV

(1)   A hard lockbox and cash management will be in effect during an event of default.
(2)   Monthly tax and insurance escrows are not required so long as (i) no event of default exists and (ii) borrower provides evidence that insurance has been maintained and both real estate taxes and insurance premiums have been paid by their respective due dates. Borrower will be required to deposit 1/12 of the annual real estate taxes and insurance premiums on a monthly basis upon the occurrence of an event of default or failure to pay real estate taxes or insurance premiums by their respective due dates.
(3)   Monthly replacement reserves and TI/LC reserves are not required as long as (i) no event of default exists and (ii) the DSCR is greater than or equal to 1.25x.  If required (i) the monthly replacement reserve deposit will be $6,082, capped at $218,934 and (ii) the monthly TI/LC reserve deposit will be $20,272.
(4)   The sponsor only provides operating statements once per year and 2012 statements are not yet available. The sponsor does not provide historical occupancy.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$69
Balloon Balance / Sq. Ft.:		$55
Cut-off Date LTV:		52.3%
Balloon LTV:		41.5%
Underwritten NOI DSCR:		2.12x
Underwritten NCF DSCR:		1.96x
Underwritten NOI Debt Yield:		12.2%
Underwritten NCF Debt Yield:		11.2%

TRANSACTION HIGHLIGHTS

▪
Tenancy.  The Westgate Plaza Property is 89.6% occupied by 26 tenants. Investment grade tenants, including Home Depot (rated A-/A3/A- by Fitch/Moody’s/S&P), Kohl’s (rated BBB+/Baa1/BBB+ by Fitch/Moody’s/S&P), Ross Dress for Less (NR/NR/BBB+ by Fitch/Moody’s/S&P) and Bed Bath & Beyond (rated NR/NR/BBB+ by Fitch/Moody’s/S&P), occupy 54.4% of the net rentable area.

▪
Experienced Sponsorship.   Kimco Income Operating Partnership, L.P., an affiliate of Kimco Realty Corp. (“Kimco”) (NYSE: KIM), purchased the Westgate Plaza property in phases in 1999 and 2003. Kimco is a real estate investment trust that owns and operates a portfolio of 896 neighborhood and community shopping centers comprising 131 million sq. ft. across North America.

▪
Location.   The Westgate Plaza property is located in Amarillo, Texas off Interstate Highway 40, adjacent to Westgate Mall, a 97.2% occupied regional shopping center anchored by Dilllards, JC Penney and Sears, which is the only regional shopping center within 125 miles.

▪	Demographics. The 2012 estimated average household income within a five mile radius around the property was $65,753, with a population of 105,109.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6412 Backlick Road Springfield, VA 22150	Collateral Asset Summary – Loan No. 16 Springfield Residence Inn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,857,252 65.5% 2.12x 14.3%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Extended Stay Hospitality
Sponsor:	Tharaldson Family, Inc.			Collateral:	Fee Simple
Borrower:	R.I. Heritage Inn of Springfield VA, Inc.			Location:	Springfield, VA
Original Balance:	$26,900,000			Year Built / Renovated:	2009 / NAP
Cut-off Date Balance:	$26,857,252			Rooms:	160
% by Initial UPB:	1.8%			Property Management:	Residence Inn by Marriott, LLC
Interest Rate:	4.3800%			Underwritten NOI:	$3,841,936
Payment Date:	6th of each month			Underwritten NCF:	$3,425,336
First Payment Date:	March 6, 2013			“As-is” Appraised Value:	$41,000,000
Maturity Date:	February 6, 2023			“As-is” Appraisal Date:	November 1, 2012
Amortization:	360 months			“As Stabilized” Appraised Value(3):	$44,000,000
Additional Debt:	None			“As Stabilized” Appraisal Date(3):	November 1, 2014
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(1):	Soft / Springing			Historical NOI
				Most Recent NOI:	$3,876,993 (December 31, 2012)
Reserves				2011 NOI:	$3,820,528 (December 31, 2011)
	Initial		Monthly	2010 NOI:	$3,601,892 (December 31, 2010)
Taxes(2):	$0		Springing	2009 NOI:	NAP
Insurance(2):	$0		Springing
FF&E(2):	$0		Springing	Historical Occupancy
				Current Occupancy:	83.6% (December 31, 2012)
Financial Information				2011 Occupancy:	83.3% (December 31, 2011)
Cut-off Date Balance / Room:		$167,858		2010 Occupancy:	82.4% (December 31, 2010)
Balloon Balance / Room:		$135,332		2009 Occupancy:	NAP
Cut-off Date LTV(3):		65.5%
(1)   All gross revenues are deposited directly into an account controlled by the property manager. The property manager is required to pay required expenses to operate the property (including, without limitation, taxes, insurance, and funding of the FF&E reserve), and transfer the balance, if any, to an account controlled by the lender. Such amounts will then be transferred to an account controlled by the borrower, until either (i) an event of default occurs or (ii) the DSCR is less than 1.40x on the last day of any calendar quarter.
(2)  The borrower will be required to make monthly deposits of (i) 1/12 of the estimated annual real estate taxes if the manager fails to pay the required tax dues in a timely manner, (ii) 1/12 of the estimated annual insurance premiums if (a) the borrower is no longer participating in the manager’s insurance program or (b) the manager fails to pay insurance premiums in a timely manner, and (iii) 5.0% of the prior month’s gross revenues into the FF&E reserve if the manager does not deposit the required amounts into the manager FF&E reserve.
(3)   The “As Stabilized” cut-off date LTV is 61.0% based on achieving a stabilized ADR of $194.00 with occupancy of 78.0%.

Balloon LTV:		52.8%
Underwritten NOI DSCR:		2.38x
Underwritten NCF DSCR:		2.12x
Underwritten NOI Debt Yield:		14.3%
Underwritten NCF Debt Yield:		12.8%

TRANSACTION HIGHLIGHTS
▪
Location. The Springfield Residence Inn hotel is located approximately one-quarter mile from Interstate 95, approximately 12 miles from downtown Washington, D.C.  Nearby universities include Washington Baptist University and Virginia Commonwealth University. The demand driver in the market consists of two government-related sites, Fort Belvoir and National Geospatial-Intelligence Agency (“NGA”). The NGA is headquartered in Springfield and Fort Belvoir is home to several United States military agency headquarters, as well as a number of data and research facilities.

▪
Hotel Amenities. The six-story extended stay hotel is comprised of 160 rooms, including 111 studios, 30 one-bedroom suites and 19 two-bedroom suites. Amenities include approximately 1,486 sq. ft. of meeting space throughout two rooms, an indoor pool, a fitness center and a 24-hour business center. Guestroom furnishings include a full kitchen, a two burner stove, full size refrigerator, dishwasher, plates and utensils. In addition, there is a 130-space parking lot adjacent to the hotel, for a ratio of 0.81 spaces per room.

▪
Performance.  As of a November 30, 2012 research hospitality report, the Springfield Residence Inn occupancy, ADR and RevPAR for the trailing twelve months were 82.9%, $168.36 and $139.51, respectively, with occupancy, ADR and RevPAR penetration rates of 133.2%, 132.4% and 176.4%, respectively. The hotel opened in 2009 and since 2010, the Residence Inn Springfield has outperformed its competitive set with average penetration rates for occupancy, ADR and RevPAR of 133.7%, 128.5% and 171.6%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17474-17580 Yorba Linda Boulevard Yorba Linda, CA 92886	Collateral Asset Summary – Loan No. 17 Valley View Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 59.8% 1.58x 9.9%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Richard Cramer; David Lee			Collateral:	Fee Simple
Borrower(1):	Mickel Yorba Linda, LLC; Henry’s SPE I, LLC; Yorba View Center SPE I, LLC; LFET Investors SPE I, LLC; CGH Yorba SPE I, LLC			Location:	Yorba Linda, CA
				Year Built / Renovated:	1963 / 1982, 2013
				Total Sq. Ft.:	110,021
				Property Management:	Remarc Management, Inc.
Original Balance:	$22,000,000			Underwritten NOI(5):	$2,181,692
Cut-off Date Balance:	$22,000,000			Underwritten NCF(5):	$2,061,039
% by Initial UPB:	1.5%			“As Is” Appraised Value:	$36,800,000
Interest Rate:	4.2700%			“As Is” Appraisal Date:	February 1, 2013
Payment Date:	6th of each month			“As Stabilized” Appraised Value(6):	$37,500,000
First Payment Date:	April 6, 2013			“As Stabilized” Appraisal Date(6):	November 1, 2013
Maturity Date:	March 6, 2023
Amortization:	360 months			Historical NOI(5)
Additional Debt:	None			Most Recent NOI:	$1,136,338 (T-12 November 30, 2012)
Call Protection:	L(24), D(92), O(4)			2011 NOI:	$954,310 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place			2010 NOI:	$1,129,699 (December 31, 2010)
				2009 NOI:	$1,181,362 (December 31, 2009)
Reserves
	Initial		Monthly	Historical Occupancy(5)
Taxes:	$0		$23,113	Current Occupancy:	91.2% (December 31, 2012)
Insurance(2):	$0		Springing	2011 Occupancy:	58.0% (December 31, 2011)
Replacement:	$0		$1,834	2010 Occupancy:	84.0% (December 31, 2010)
TI/LC:	$0		$8,221	2009 Occupancy:	93.8% (December 31, 2009)
OSH Holdback Reserve:	$6,000,000		$0
(1)   The borrowing entities are structured as tenants-in-common. Each of the borrowing entities has waived its right to partition.
(2)  The borrower will be required to make monthly deposits of 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(3)   The environmental reserve is capped at $156,250.
(4)   Borrower will be required to deposit all excess cash into the lease sweep reserve, up to a cap of $35.00 PSF based on the affected lease sweep space, following the occurrence of any of the following: (i) the date that a Lease Sweep Lease is surrendered, cancelled, or terminated prior to its then current expiration date or upon receipt by borrower of notice from any tenant under a Lease Sweep Lease of its intent to surrender, cancel or terminate such lease, (ii) if a tenant under a Lease Sweep Lease goes dark at the property, (iii) upon an event of default under a Lease Sweep Lease or (iv) insolvency of a tenant under a Lease Sweep Lease or its direct or indirect parent company.  A “Lease Sweep Lease” shall mean the Orchard Supply Hardware lease or any replacement lease for the Orchard Supply Hardware premises greater than 30,000 sq. ft.
(5)  The decline in 2011 NOI and Occupancy was due to the tenant previously occupying the Orchard Supply Hardware space vacating the property during 2011. The increase in Underwritten NOI and NCF over T-12 is due to Orchard Supply Hardware executing a new lease for this space which contributes approximately 42.7% of underwritten base rent. Orchard Supply Hardware is expected to open for business during February 2013.
(6)   The “As Stabilized” cut-off date LTV is 58.7% and is based on the property achieving stabilized occupancy of 95.0%.

OSH Rent Abatement Reserve:	$489,258		$0
Environmental Reserve(3):	$0		$1,628
Lease Sweep Reserve(4):	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$200
Balloon Balance / Sq. Ft.:		$160
Cut-off Date LTV(5):		59.8%
Balloon LTV:		48.0%
Underwritten NOI DSCR:		1.68x
Underwritten NCF DSCR:		1.58x
Underwritten NOI Debt Yield:		9.9%
Underwritten NCF Debt Yield:		9.4%

TRANSACTION HIGHLIGHTS
▪
Tenancy.   The property features a diverse rent roll with 16 tenants, including regional and national tenants such as Sprouts, Starbucks, Sport Clips, Chase Bank, Orchard Supply Hardware, Edward D. Jones and Polly’s (KFC), which occupy 80,955 sq. ft. or 73.6% of NRA.

▪
Long-term Leases.  The largest tenant, Orchard Supply Hardware (40.4% of NRA), recently executed a lease for 15 years, with three five-year extension options. The second largest tenant, Sprouts (24.6% of NRA), has been in occupancy at the property since 2000 with a 20 year lease that runs through 2020 and has four five-year extension options remaining.

▪
Location.  The Valley View Shopping Center property is located along Yorba Linda Boulevard in a dense in-fill area with established housing stock and very limited vacant land. The 2012 estimated average household income in a one mile radius around the property was $103,122, approximately 29.6% higher than the California average household income of $79,547 for the same time period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5215 South Loop 289 Lubbock, TX 79424	Collateral Asset Summary – Loan No. 18 Embassy Suites Lubbock	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,639,358 69.8% 2.00x 13.4%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Full Service Hospitality
Sponsor:	Pritesh Patel; Mitesh Raichada		Collateral:	Fee Simple
Borrower:	Lubbock E Partners, Ltd.		Location:	Lubbock, TX
Original Balance:	$21,700,000		Year Built / Renovated:	1982 / 2004
Cut-off Date Balance:	$21,639,358		Rooms:	156
% by Initial UPB:	1.4%		Property Management:	RIM Hotel TEX, Inc.
Interest Rate:	4.4300%		Underwritten NOI:	$2,904,489
Payment Date:	6th of each month		Underwritten NCF:	$2,616,506
First Payment Date:	February 6, 2013		“As-is” Appraised Value:	$31,000,000
Maturity Date:	January 6, 2023		“As-is” Appraisal Date:	December 1, 2012
Amortization:	360 months		“As Stabilized” Appraised Value(5):	$34,000,000
Additional Debt(1):	Future Mezzanine Debt Permitted		“As Stabilized” Appraisal Date(5):	December 1, 2014
Call Protection:	L(26), D(90), O(4)
Lockbox / Cash Management(2):	Hard / Springing		Historical NOI
			Most Recent NOI:	$3,141,619 (T-12 October 31, 2012)
Reserves			2011 NOI:	$2,783,492 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$2,470,957 (December 31, 2010)
Taxes:	$0	$18,691	2009 NOI:	$2,408,474 (December 31, 2009)
Insurance(3):	$0	Springing
FF&E:	$0	4% of prior month’s gross	Historical Occupancy
		revenues	Current Occupancy:	87.2% (October 31, 2012)
PIP Sweep(4):	$0	Springing	2011 Occupancy:	87.2% (December 31, 2011)
			2010 Occupancy:	84.7% (December 31, 2010)
Financial Information			2009 Occupancy:	85.7% (December 31, 2009)
Cut-off Date Balance / Room:		$138,714
(1)   Future mezzanine debt is allowed, provided, among other things, the combined LTV is not greater than 70.0%, the combined DSCR is not less than 1.60x and the combined debt yield is not less than 11.0%.
(2)   Cash management will be triggered upon (i) an event of default, (ii) the DSCR falling below 1.25x on the last day of a calendar quarter, (iii) any mezzanine loan is outstanding or (iv) a PIP Sweep Event. A “PIP Sweep Event” will commence upon the earlier to occur of (a) October 26, 2017, which is 12 months prior to the expiration of the franchise agreement, and (b) the borrower’s notification of the commencement of the renewal or replacement of the existing franchise agreement, and will end upon (y) renewal of the existing franchise agreement, or an acceptable replacement franchise agreement that extends at least two years beyond the maturity date, and (z) the PIP sweep reserve has a balance sufficient to complete all PIP work.
(3)   The borrower will be required to deposit 1/12 of the annual insurance premiums if an acceptable blanket policy is no longer in place.
(4)   During a PIP Sweep Event, all excess cash, after payment of debt service and reserves, will be swept into the PIP sweep reserve.
(5)   The “As Stabilized” cut-off date LTV is 63.6% based on achieving a stabilized ADR of $154.78 with occupancy of 84.0%.

Balloon Balance / Room:		$112,172
Cut-off Date LTV(5):		69.8%
Balloon LTV:		56.4%
Underwritten NOI DSCR:		2.22x
Underwritten NCF DSCR:		2.00x
Underwritten NOI Debt Yield:		13.4%
Underwritten NCF Debt Yield:		12.1%

TRANSACTION HIGHLIGHTS
■
Location. The Embassy Suites Lubbock hotel is located approximately six miles southwest of downtown Lubbock and approximately five miles from Texas Tech University. In addition, the South Plains Mall is located approximately one-quarter mile north and is the only regional mall within 120 miles of Lubbock. Lubbock was ranked 20th by the Milken Institute for the 2012 best performing cities where jobs are created and sustained. As of May 2012, Lubbock’s employment base grew 3.7% from May 2011, the ninth-fastest growth in the nation.

■
Hotel Amenities. The hotel is comprised of a three-story full service hotel with 156 rooms, including 80 standard king suites, 74 standard double queen suites and two, two-bedroom king suites. Amenities include 3,379 sq. ft. of meeting space throughout three rooms, the Canaletto’s Restaurant and Lounge, an indoor pool, a fitness center and a business center. In addition, the hotel offers complimentary shuttle service to and from the Lubbock International Airport and within a five-mile radius of the hotel. The hotel has 123 parking spaces for a ratio of 0.79 spaces per room.

■
Performance.  As of an October 31, 2012 hospitality research report, the occupancy, ADR and RevPAR for the trailing twelve months were 86.9%, $137.18 and $119.16, respectively, with occupancy, ADR and RevPAR penetration rates of 124.4%, 137.5% and 171.0%, respectively. Since 2007, occupancy, ADR and RevPAR penetration rates have averaged 125.8%, 140.9% and 177.2%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6101 Variel Avenue Woodland Hills, CA 91367	Collateral Asset Summary – Loan No. 19 Panavision Woodland Hills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,000,000 47.9% 1.92x 13.4%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Recapitalization			Property Type:	Flex Industrial
Sponsor:	AG Net Lease II Corp.			Collateral:	Fee Simple
Borrower:	AGNL Film, L.P.			Location:	Woodland Hills, CA
Original Balance:	$17,000,000			Year Built / Renovated:	1973 / 2012
Cut-off Date Balance:	$17,000,000			Total Sq. Ft.:	145,000
% by Initial UPB:	1.1%			Property Management:	Self-managed
Interest Rate:	4.5210%			Underwritten NOI:	$2,283,623
Payment Date:	6th of each month			Underwritten NCF:	$2,179,061
First Payment Date:	February 6, 2013			Appraised Value:	$35,500,000
Anticipated Repayment Date:	January 6, 2023			Appraisal Date:	October 30, 2012
Final Maturity Date:	July 6, 2030
Amortization:	Interest only for first 12 months; 300			Historical NOI(6)
	months thereafter			Most Recent NOI:	NAP
Additional Debt(1):	Future Mezzanine Debt Permitted			2011 NOI:	NAP
Call Protection:	L(26), D(89), O(5)			2010 NOI:	NAP
Lockbox / Cash Management(2):	Hard / Springing			2009 NOI:	NAP

Reserves				Historical Occupancy(6)
	Initial		Monthly	Current Occupancy:	100.0% (March 6, 2013)
Taxes(3):	$0		Springing	2011 Occupancy:	NAP
Insurance(3):	$0		Springing	2010 Occupancy:	NAP
Replacement(3):	$0		Springing	2009 Occupancy:	NAP
TI/LC:	$0		$2,478
(1)   Future mezzanine debt is allowed (i) no later than two years prior to the anticipated repayment date, (ii) in an amount that, when added to the first mortgage loan, (a) does not exceed $18.2 million, (b) results in a combined LTV not greater than 51.3%, (c) results in a combined DSCR not less than 1.50x and (d) results in a combined debt yield not less than 12.0% and (iii) so long as the mezzanine loan is coterminous with the Panavision Woodland Hills loan.
(2)   Cash management will be triggered upon (i) an event of default, (ii) the anticipated repayment date, (iii) the DSCR falling below 1.25x on the last day of a calendar quarter, (iv) a tenant insolvency proceeding by the Panavision tenant (or an acceptable replacement tenant) or (v) a mezzanine loan is outstanding.
(3)   The borrower will be required to make monthly payments of (i) 1/12 of the annual tax bill into the tax reserve, (ii) 1/12 of the annual insurance premiums into the insurance reserve and (iii) $2,478 into the replacement reserve if Panavision (or an acceptable replacement tenant) (a) is in monetary default, (b) no longer has a lease in full force and effect, (c) with respect to the tax reserve, does not pay the tax bills on time, (d) with respect to the insurance reserve, does not pay the insurance bills on time, and (e) with respect to the replacement reserve, does not perform and pay for all capital expenditures at the property.
(4)   Balloon Balance / Sq. Ft. and Balloon LTV are as of the anticipated repayment date.
(5)   Based on amortizing debt service payments. Based on the current interest only payments, the underwritten NOI DSCR and underwritten NCF DSCR are 2.93x and 2.80x, respectively.
(6)   The property was previously vacant until Panavision took occupancy in August 2012; therefore historical NOI and historical occupancy are not applicable.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$117
Balloon Balance / Sq. Ft. (4):		$90
Cut-off Date LTV:		47.9%
Balloon LTV(4):		36.7%
Underwritten NOI DSCR(5):		2.01x
Underwritten NCF DSCR(5):		1.92x
Underwritten NOI Debt Yield:		13.4%
Underwritten NCF Debt Yield:		12.8%

TRANSACTION HIGHLIGHTS
■
Tenancy.   Panavision Woodland Hills is 100.0% leased to Panavision through 2030, with no termination options and one five-year extension option. Founded in 1954, Panavision manufactures and leases high end camera equipment to studios in the Hollywood and San Fernando Valley area. The property is located within the Warner Center, an 1,100-acre, master-planned, mixed-use development, and Panavision has been located in the market since the 1990’s. Panavision moved its world headquarters into the Panavision Woodland Hills location in August 2012.

■
Sponsor.  AG Net Lease II Corp. is a subsidiary of Angelo, Gordon & Co. (“AGC”).  Founded in 1988, AGC is a privately-held registered investment advisor that currently manages approximately $25.0 billion. In total, the sponsorship owns 28 properties valued at over $714.4 million. The sponsor purchased the property in August 2011, as vacant, for $17.7 million. Since acquisition, the sponsor has invested approximately $12.9 million in capital expenditures and leasing costs, in addition to approximately $4.0 million contributed by Panavision for tenant improvements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2810 John Hawkins Parkway Hoover, AL 35244	Collateral Asset Summary – Loan No. 20 Colonial Promenade Hoover	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,964,494 64.5% 1.41x 10.3%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
	Daniel F. Jackson, III; Jeffrey J.		Collateral:	Fee Simple
Sponsor:	Crittenden		Location:	Hoover, AL
Borrower:	Highway 150, LLC		Year Built / Renovated:	2002 / NAP
Original Balance:	$17,000,000		Total Sq. Ft.:	171,655
Cut-off Date Balance:	$16,964,494		Property Management:	Cornerstone Management Company, LLC
% by Initial UPB:	1.1%		Underwritten NOI:	$1,753,265
Interest Rate:	4.3575%		Underwritten NCF:	$1,578,975
Payment Date:	6th of each month		Appraised Value:	$26,300,000
First Payment Date:	March 6, 2013		Appraisal Date:	November 12, 2012
Maturity Date:	February 6, 2023
Amortization:	300 months		Historical NOI
Additional Debt:	None		Most Recent NOI:	$1,756,847 (T-12 September 30, 2012)
Call Protection:	L(25), D(91), O(4)		2011 NOI:	$1,799,714 (December 31, 2011)
Lockbox / Cash Management(1):	Hard / Springing		2010 NOI:	$1,862,376 (December 31, 2010)
			2009 NOI:	$1,990,993 (December 31, 2009)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$68,250	$22,750	Current Occupancy:	86.9% (December 10, 2012)
Insurance:	$8,549	$2,850	2011 Occupancy:	85.2% (December 31, 2011)
Replacement:	$0	$4,534	2010 Occupancy:	84.5% (December 31, 2010)
TI/LC(2):	$750,000	$8,656	2009 Occupancy:	86.9% (December 31, 2009)
Immediate Repairs:	$12,250	NAP
(1)   Cash management will be triggered (i) during any event of default, (ii) during any bankruptcy action of the borrower, principal, guarantor or manager, (iii) during an Academy Sports or Stein Mart renewal trigger event, (iv) if Academy Sports or Stein Mart “goes dark”, ceases to pay rent, gives notice not to renew or vacates, (v) if Walmart “goes dark” or vacates or (vi) if the borrower fails to maintain a DSCR of at least 1.15x for one quarter until the DSCR after the end of two consecutive quarters is at least equal to 1.30x.
(2)   Initial TI/LC reserves to be released to the borrower, up to a maximum of $350,000, at $28.00 PSF on a pro rata basis for new or renewal leases at rents great than $17.00 PSF. Subject to the terms of the loan agreement related to the reserve floor, the remaining $400,000 can be released to the borrower if, among other things, (i) Academy Sports renews or extends its lease or a lease to an approved replacement tenant is executed and (ii) no co-tenancy provisions in any other tenant leases have been triggered.
(3)   Restaurant tenant reserves will be released, on a pro rata basis, upon verification that Pablo’s Restaurant, Pyramid Grill and Yuki Japanese Restaurant have each made 12 consecutive rental payments. Pablo’s Restaurant, Pyramid Grill and Yuki Japanese Restaurant collectively comprise approximately 11,060 sq. ft. or 6.4% of net rentable area.

Restaurant Tenant Reserve(3):	$250,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$99
Balloon Balance / Sq. Ft.:	$72
Cut-off Date LTV:	64.5%
Balloon LTV:	47.2%
Underwritten NOI DSCR:	1.57x
Underwritten NCF DSCR:	1.41x
Underwritten NOI Debt Yield:	10.3%
Underwritten NCF Debt Yield:	9.3%

TRANSACTION HIGHLIGHTS
■
Walmart Supercenter Shadow Anchor.  The Colonial Promenade Hoover property is shadow anchored by a Walmart Supercenter that has been in occupancy since 2002.  The collateral encompasses the space on both sides of the Walmart Supercenter.

■
Location.  The Colonial Promenade Hoover property is located in the Hoover submarket of Birmingham, Alabama along the submarket’s primary retail corridor, which averages a daily traffic count of 51,196.  The Colonial Promenade Hoover property is located approximately 1.3 miles from the 99% occupied Riverchase Galleria, one of the largest enclosed malls and the top tourist attraction in Alabama.

■
Long Term Tenancy.  The Colonial Promenade Hoover property is 86.9% occupied by 28 tenants. The two largest tenants, Academy Sports (31.9% of NRA) and Stein Mart (19.8% of NRA) have both been in occupancy since 2002 and recently renewed their leases. In 2012, Stein Mart exercised a three-year renewal through August 2015 and Academy Sports exercised a five-year renewal through July 2017.

■	Demographics. The 2012 estimated average household income within a five mile radius around the property was $87,655, with a population of 99,044 as of 2010.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. Inc., CastleOak Securities, L.P., J.P. Morgan Securities LLC and KeyBanc Capital Markets Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to COMM 2013-CCRE6 Mortgage Trust the Commercial Mortgage Pass-Through Certificates  (the “Offering Document”).  The Information supersedes any such information previously delivered. The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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